UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

MONEYGRAM INTERNATIONAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2020
NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

LETTER FROM OUR CHAIRMAN AND CEO

2828 North Harwood Street, 15th Floor

Dallas, Texas 75201

March 27, 2020

Dear MoneyGram Stockholder:

You are invited to attend our virtual-only 2020 Annual Meeting of Stockholders, which will be held at 8:00 a.m. (Central Time) at www.virtualshareholdermeeting.com/MGI2020.

Details of the business to be conducted at the meeting are described in the attached Notice of 2020 Annual Meeting of Stockholders and Proxy Statement.

Your vote is important and we encourage you to vote whether or not you plan to attend the meeting. Please sign, date and return the enclosed proxy card in the envelope provided, or you may vote by telephone or on the Internet as described on your proxy card.

I encourage you to read the Annual Report on Form 10-K for information about the Company’s performance in 2019, which is available on the Company’s Investor Relations website at ir.moneygram.com.

We look forward to seeing you at the meeting.

Sincerely,

W. Alexander Holmes Chairman and Chief Executive Officer

NOTICE OF 2020 ANNUAL MEETING OF STOCKHOLDERS

2828 North Harwood Street, 15th Floor

Dallas, Texas 75201

Date and Time Wednesday, May 6, 2020 8:00 a.m. Central Time

Location This year’s meeting is a virtual-only meeting at: www.virtualshareholdermeeting.com/ MGI2020

Record Date March 9, 2020

1.	To elect seven directors to serve one-year terms;

2.	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for 2020;

3.	To approve an advisory vote on executive compensation;

4.	To approve an Amendment and Restatement of the MoneyGram International, Inc. 2005 Omnibus Incentive Plan; and

5.	To act upon any other matters that may properly come before the meeting and any adjournment(s) or postponement(s) thereof.

Only stockholders of record of our common stock at the close of business on March 9, 2020 are entitled to receive this notice and to vote at the meeting. A list of the names of stockholders of record entitled to vote at the meeting will be available during the entire time of the meeting on the virtual meeting website.

To assure your representation at the meeting, please vote by telephone, on the Internet using the instructions on the proxy card, or by signing, dating and returning the proxy card in the postage-prepaid envelope provided. You may also vote online during the meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON WEDNESDAY MAY 6, 2020

The Notice of Annual Meeting, Proxy Statement and 2019 Annual Report on Form 10-K are available at www.proxyvote.com.

By Order of the Board of Directors

Robert L. Villaseñor

General Counsel and

Corporate Secretary

Dallas, Texas

March 27, 2020

TABLE OF CONTENTS	i

2020 Notice and Proxy Statement

PROXY STATEMENT

VOTING INFORMATION

A proxy is solicited on behalf of the Board of Directors (the “Board”) of MoneyGram International, Inc. (“MoneyGram,” the “Company,” “we,” “us” or “our”) for use at the Annual Meeting of Stockholders to be held on Wednesday, May 6, 2020, beginning at 8:00 a.m. at www.virtualshareholdermeeting.com/MGI2020 and at any adjournment or postponement thereof. We are first mailing the proxy statement and proxy card to holders of MoneyGram common stock on or about March 27, 2020.

Who May Vote/Voting Rights

MoneyGram has two classes of capital stock outstanding: common stock and Series D Participating Convertible Preferred Stock, or D Stock.

Stockholders of record of MoneyGram common stock at the close of business on March 9, 2020, referred to herein as the record date, are entitled to receive the Notice of Annual Meeting and vote their shares at the meeting. On the record date, 63,359,826 shares of common stock and 71,282 shares of D Stock were outstanding. As of the record date, the 71,282 shares of D Stock, all of which are held by The Goldman Sachs Group, Inc. and its affiliates, or the Goldman Sachs Group, are convertible into 8,910,234 shares of common stock.

As of the record date, the Goldman Sachs Group would own approximately 12.4% of our common stock upon conversion of their D Stock. The D Stock, as held by the Goldman Sachs Group, is non-voting stock except for the rights to vote on limited matters specified in the Certificate of Designations, Preferences and Rights of the D Stock of the Company, none of which are being presented for a vote at this meeting.

A holder of common stock is entitled to one vote for each share of common stock held on the record date for each of the proposals set forth herein. There is no cumulative voting.

How You May Vote

You are entitled to vote at the meeting if you are a stockholder of record of common stock on the record date. You may vote by automated telephone voting, on the Internet or by proxy. The Board recommends you vote by proxy even if you plan to participate in the meeting. You may vote in one of four ways:

●	Online Prior to the Meeting: You may vote by proxy online. Go to www.proxyvote.com and follow the instructions found on your proxy card;

●	Online During the Meeting: You may vote online during the meeting by visiting www.virtualshareholdermeeting.com/MGI2020 and following the instructions found on your proxy card;

●	By Telephone: You may vote by proxy by calling the toll-free number found on the proxy card; or

●	By Mail: You may vote by proxy by filling out the proxy card and mailing it back in the envelope provided.

How You May Revoke or Change Your Vote

Proxies may be revoked or changed if you:

●

deliver a signed, written revocation letter, dated later than the proxy, to MoneyGram International, Inc., 2828 North Harwood Street, 15th Floor, Dallas, Texas 75201, Attention: General Counsel and Corporate Secretary;

●	deliver a signed proxy, dated later than the prior proxy, to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717;

●	vote again by telephone or on the Internet prior to the meeting; or

●	attend the virtual meeting and vote at the virtual meeting by submitting a later-dated vote online.

2	Voting Information

If your shares are held in street name by a broker, bank, trust or other nominee, you must contact such organization and follow its procedures to revoke your proxy.

Costs of Solicitation

The costs of solicitation, if any, will be borne by MoneyGram. Proxies may be solicited on our behalf by directors, officers or employees, in person or by telephone, electronic transmission or facsimile transmission. No additional compensation will be paid to such persons for such solicitation. We have retained Alliance Advisors to act as a proxy solicitor in conjunction with the Annual Meeting. We have agreed to pay Alliance Advisors $10,000, plus reasonable out-of-pocket expenses, for proxy solicitation services.

MoneyGram will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to beneficial owners of shares.

Your cooperation in promptly voting your shares and submitting your proxy by the Internet or telephone, or by completing and returning the enclosed proxy card (if you received your proxy materials in the mail), will help to avoid additional expense.

Difference between a Stockholder of Record and a Beneficial Owner of Shares Held in Street Name

If your shares are registered in your name with MoneyGram’s transfer agent, Equiniti Trust Company Shareowner Services, you are the “stockholder of record” of those shares. In such case, the Notice of Annual Meeting, proxy statement and any accompanying documents have been provided directly to you by MoneyGram.

If your shares are not registered in your own name and, instead, your broker, bank, trust or other nominee holds your shares, you are a “beneficial owner” of shares held in “street name.” The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. The Notice of Annual Meeting, proxy statement and any accompanying documents have been forwarded to you by your broker, bank, trust or other nominee. As the beneficial owner, you have the right to direct your broker, bank, trust or other nominee how to vote your shares by using the voting instruction card or by following their instructions for voting by telephone or on the Internet.

Participating in the Annual Meeting

This year’s Annual Meeting will be accessible through the Internet. We have adopted a virtual format for our Annual Meeting to make participation accessible for stockholders from any geographic location with Internet connectivity. We have worked to offer the same participation opportunities as were provided at the in-person portion of our past annual meetings while further enhancing the online experience available to all stockholders regardless of their location. The accompanying proxy materials include instructions on how to participate in the meeting and how you may vote your shares of MoneyGram stock.

You are entitled to participate in the Annual Meeting if you were a stockholder as of the close of business on March 9, 2020, the record date, or hold a valid proxy for the meeting. To be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/MGI2020, you must enter the 16-digit control number found next to the label “Control Number” for postal mail recipients or within the body of the email sending you the Proxy Statement.

Whether or not you participate in the Annual Meeting, it is important that your shares be part of the voting process. You may log on to proxyvote.com and enter your Control Number.

This year’s stockholder question and answer session will include questions submitted in advance of, and questions submitted live during, the Annual Meeting. You may submit a question in advance of the meeting at www.proxyvote.com after logging in with your Control Number. Questions may be submitted during the Annual Meeting through www.virtualshareholdermeeting.com/MGI2020.

We encourage you to access the Annual Meeting before it begins. Online check-in will start shortly before the meeting on May 6, 2020. If you have difficulty accessing the meeting, please call 1-800-586-1548 (toll free) or 303-562-9288 (international). We will have technicians available to assist you.

2020 Notice and Proxy Statement

Voting Information	3

Votes Required/Voting Procedures

The presence at this annual meeting of stockholders, online or by proxy, of a majority of the voting power of our common stock issued and outstanding and eligible to vote will constitute a quorum for the transaction of business at the meeting. If a quorum is not present at the meeting, the chairman of the meeting or the holders of a majority of the voting power of our common stock entitled to vote at the meeting who are present in person or by proxy at the meeting have the power to adjourn the meeting from time to time, until a quorum is present.

In general, shares of common stock represented by a properly signed and returned proxy card, or properly voted by telephone or on the Internet, will be counted as present and entitled to vote at the meeting for purposes of determining the existence of a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the voting power considered to be present at the meeting for purposes of determining a quorum. Broker non-votes are shares held of record by a broker that are not voted because the broker has not received voting instructions from the beneficial owner of the shares and the broker either lacks or declines to exercise the authority to vote the shares in its discretion.

Proxies will be voted as specified by the stockholder. Signed proxies that lack any specification will be voted (i) ”FOR” each of the Board’s director nominees; (ii) ”FOR” the ratification of KPMG LLP, or KPMG, as our independent registered public accounting firm for 2020; (iii) “FOR” the approval, on an advisory basis, of a resolution on our executive compensation; and (iv) “FOR” the approval of an Amendment and Restatment of the MoneyGram International, Inc. 2005 Omnibus Incentive Plan. Notwithstanding the foregoing, proxies corresponding to shares held through the MoneyGram International, Inc. 401(k) Plan, or the 401(k) plan, will be voted as described below. The proxy holders will use their best judgment with respect to any other matters properly brought before the meeting. If a nominee cannot or will not serve as a director, the proxy may be voted for another person as the proxy holders decide.

Unless you provide voting instructions to any broker holding shares on your behalf, your broker may not use discretionary authority to vote your shares on any of the matters to be considered at the annual meeting other than the ratification of our independent registered public accounting firm. Please vote your proxy so your vote can be counted.

Independent Tabulator.    We have appointed Broadridge Financial Solutions Inc. or Broadridge, as our independent tabulator to receive and tabulate all votes cast at the annual meeting. Broadridge will determine whether a quorum is present.

Election of Directors (Proposal 1).    Each director nominee receiving a majority of the voting power of the common stock outstanding as of the record date and voted with respect to the director will be elected as a director, provided a quorum is present at the meeting. This means that the voting power of the stock voted “FOR” a director nominee must exceed the voting power of the stock voted “AGAINST” that director nominee in order for that nominee to be elected as a director. Shares not represented at the meeting, broker non-votes and proxies marked “ABSTAIN” have no effect on the election of directors.

Ratification of Appointment of Independent Registered Public Accounting Firm for 2020 (Proposal 2).    The affirmative vote of a majority of the voting power of the common stock outstanding as of the record date and voted with respect to this proposal is required for the approval of this proposal, provided a quorum is present at the meeting. Shares not represented at the meeting, broker non-votes and proxies marked “ABSTAIN” with regard to this proposal have no effect on this proposal.

Advisory Vote on Executive Compensation (Proposal 3).    The affirmative vote of a majority of the voting power of the common stock outstanding as of the record date and voted with respect to this proposal is required to approve, on an advisory basis, the compensation of MoneyGram’s named executive officers and the overall executive compensation policies and procedures employed by MoneyGram for its named executive officers. Shares not represented at the meeting, broker non-votes and proxies marked “ABSTAIN” have no effect on this proposal. While the outcome of the vote on this proposal will not be binding on the Board, the Board will review and consider the voting results when determining future executive compensation decisions.

Amended and Restated MoneyGram International, Inc. 2005 Omnibus Incentive Plan (Proposal 4).    The affirmative vote of a majority of the voting power of the common stock outstanding as of the record date and voted with respect to this proposal is required for the approval of this proposal, provided a quorum is present at the meeting. Shares not represented at the meeting, broker non-votes and proxies marked “ABSTAIN” have no effect on this proposal.

2020 Notice and Proxy Statement

4	Voting Information

If you hold your shares in street name, unless you provide voting instructions to any broker holding shares on your behalf, your broker may not use discretionary authority to vote your shares on any of the matters to be considered at the annual meeting other than the ratification of our independent registered public accounting firm. Please vote your proxy so your vote can be counted.

If you are a participant in the 401(k) plan, your proxy will serve as a voting instruction to the Independent Fiduciary (as defined in the 401(k) plan). The Independent Fiduciary shall instruct the 401(k) plan Trustee how to vote. The Independent Fiduciary shall follow each participant’s instructions unless it determines that doing so would be contrary to the Employee Retirement Income Security Act of 1974, as amended, or ERISA. If no voting instructions are received from a participant in the 401(k) plan, the Trustee will vote those shares in accordance with the majority of shares voted in the 401(k) plan for which instructions were received, unless the Independent Fiduciary determines that doing so would be contrary to ERISA and instructs the Trustee to vote such shares differently.

Reducing Duplicate Mailings

Because many stockholders hold shares of our common stock in multiple accounts or share an address with other stockholders, stockholders may receive duplicate mailings of notices or proxy materials. Stockholders may avoid receiving duplicate mailings as follows:

●

Stockholders of Record.    If your shares are registered in your own name and you are interested in consenting to the delivery of a single notice or single set of proxy materials, you may contact Broadridge Householding Department by phone at 1-800-542-1061 or by mail to Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

●

Beneficial Stockholders.    If your shares are not registered in your own name, your broker, bank, trust or other nominee that holds your shares may have asked you to consent to the delivery of a single notice or single set of proxy materials if there are other MoneyGram stockholders who share an address with you. If you currently receive more than one copy of the notice or proxy materials at your household and would like to receive only one copy in the future, you should contact your nominee.

●

Right to Request Separate Copies.    If you consent to the delivery of a single notice or single set of proxy materials but later decide that you would prefer to receive a separate copy of the notice or proxy materials, as applicable, for each stockholder sharing your address, then please notify Broadridge Householding Department or your nominee, as applicable, and they will promptly deliver the additional notices or proxy materials. If you wish to receive a separate copy of the notice or proxy materials for each stockholder sharing your address in the future, you may also contact Broadridge Householding Department by phone at 1-800-542-1061 or by mail to Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

2020 Notice and Proxy Statement

Board of Directors and Governance	5

BOARD OF DIRECTORS AND GOVERNANCE

Board Structure and Composition

The Company’s Amended and Restated Certificate of Incorporation, as amended, and Amended and Restated Bylaws, as amended (our “Bylaws”), provide that each director of the Company is elected for a one-year term by the vote of a majority of the voting power of the common stock outstanding as of the record date and voted with respect to the director, provided that in contested elections, the directors shall be elected by a plurality of the voting power of the common stock. Subject to certain rights of the Investors, the number of directors on the Board shall be fixed by a majority of the whole Board, but shall not be more than seventeen nor less than three. If a vacancy occurs, including as a result of an increase in the authorized number of directors, the vacant directorship may be filled by the affirmative vote of a majority of the votes of the remaining directors for a term expiring at the next annual meeting of stockholders. Each director holds office until a successor has been duly elected and qualified.

The Board is currently made up of nine members: eight independent directors (as defined below) and W. Alexander Holmes, Chairman of the Board and Chief Executive Officer (“CEO”), of the Company. J. Coley Clark, Victor W. Dahir, Ambassador Antonio O. Garza, Seth W. Lawry, Michael P. Rafferty, Ganesh B. Rao, W. Bruce Turner and Peggy Vaughan currently serve as independent directors on the Board. An “independent director” means a director or director nominee who satisfies all standards for independence under the Nasdaq Stock Market, or Nasdaq, listing standards and applicable SEC regulations. Each of the Company’s current directors, with the exception of Mr. Rao and Mr. Lawry, is seeking re-election at the 2020 Annual Meeting of Stockholders. Mr. Rao and Mr. Lawry have acted as board representatives (the “Board Representatives”) of Thomas H. Lee Partners, L.P., or THL, pursuant to contractual board appointment rights previously held by THL.

Director Independence

Because the Board Representatives previously had the majority of the votes of our Board, the Company elected to be treated as a “controlled company” for purposes of the Nasdaq listing standards. As a result, the Nasdaq listing standards did not require our Board to be composed of at least a majority of independent directors or our Human Resources and Nominating Committee to be composed entirely of independent directors. The Nasdaq listing standards did, however, require our Audit Committee to be composed entirely of independent directors. Effective November 12, 2019, the Company was no longer a “controlled company” following the distribution in kind by THL of shares of common stock of the Company previously owned by THL. Pursuant to the Nasdaq listing standards, the Company has one year from November 12, 2019 to comply with the Nasdaq listing standards independence requirements. Although the Company has one year to comply with the Nasdaq independence requirements, the Board has determined that the majority of the Board, and each member of the Audit Committee and the Human Resources and Nominating Committee, is an independent director under the Nasdaq listing standards and the rules of the Securities and Exchange Commission, or the SEC. The Company expects to continue to remain in full compliance with the Nasdaq listing standards with respect to Board and committee independence.

The Board has determined that the following directors or director nominees are independent within the meaning of the Nasdaq listing standards: Ms. Vaughan, Messrs. Clark, Dahir, Rafferty, Turner and Amb. Garza.

Board Meetings

The Board held sixteen meetings during 2019. Each director attended at least 75% of the aggregate number of meetings of the Board and meetings of the committees on which the director served.

Attendance at Annual Stockholder Meetings

Under our Corporate Governance Guidelines, directors are expected to attend the annual meeting of stockholders, Board meetings and meetings of committees on which they serve. Each director attended the 2019 Annual Meeting of Stockholders.

Meetings of Non-Management Directors

The Board schedules regular executive sessions of the non-management directors. The Board chooses one of its non-management members to preside over each such executive session of non-management directors. In 2019, the Board held five executive sessions of the non-management directors, which included all directors except Mr. Holmes.

2020 Notice and Proxy Statement

6	Board of Directors and Governance

Meetings of Independent Directors

Pursuant to our Corporate Governance Guidelines and the Nasdaq listing standards, the Board schedules an executive session of the independent directors at least twice annually. In 2019, the Board held five executive sessions of the independent directors. The Company does not have a lead independent director. The Board does, however, choose one independent director to preside over each executive session of independent directors.

Board Leadership Structure

The Board reviews its leadership structure periodically. Mr. Holmes has been CEO of the Company since January 1, 2016, has been a member of the Board since December 10, 2015 and, effective February 2, 2018, was appointed as the Chairman of the Board. At this time, we believe that a combined Chairman and CEO is the most desirable approach for the Company because it creates efficiencies and enables the CEO to act as a bridge between management and the Board.

Board’s Role in Risk Oversight

The Board is responsible for providing oversight of risk management functions, including the Company’s policies and strategies relating to the management of credit, liquidity, market, financial and operational risks. The Board regularly assesses management’s response to critical risks and recommends changes to management, including changes in leadership, where appropriate.

The Board meets periodically with key members of management to review the Company’s business and agree upon its strategy and the risks involved with such strategy. Management and the Board discuss the amount of risk the Company is willing to accept related to implementing our strategy. On a periodic basis throughout the year, management responsible for managing credit, liquidity, market, financial and key operational risks, including legal, regulatory compliance, fraud, information technology and security (including cybersecurity risks), meet directly with the Board and with the Audit Committee to provide an update on key risks and their processes and systems to manage the risks. The Board approves management’s policies related to key risk areas and provides timely input to management regarding risk issues and the appropriateness of management’s response. The Board also approves actions surrounding our capital structure, debt agreements, interest payments and legal settlements, evaluates potential key acquisitions and approves the annual budget. Key finance, accounting and treasury management meet directly with the Board to provide updates on our financial results.

The Board delegates responsibility for overseeing certain risks to the Audit Committee. The Audit Committee monitors the quality and integrity of our financial statements and, along with the Compliance and Ethics Committee, our compliance with legal and regulatory requirements. The Audit Committee is also responsible for understanding risk assessment and risk management policies. The internal audit function reports directly to the Audit Committee and is responsible for testing, on a risk basis, management’s compliance with policies and procedures. On an annual basis, the Audit Committee reviews the internal audit function and internal audit reports and regularly meets with management regarding updates on key risks and their processes and systems to manage the risks. The Audit Committee also reviews and approves the annual audit plan and regularly reports to the Board. For additional information with respect to the Audit Committee, see “Board of Directors and Governance—Board Committees—Audit Committee” in this proxy statement.

Board Committees

The Board currently maintains two standing committees: the Audit Committee and the Human Resources and Nominating Committee. As the Company was previously a “controlled company” under the Nasdaq listing standards, MoneyGram was not required to maintain compensation and nominating committees composed only of independent directors. However, given that the Company is no longer a “controlled company” under the Nasdaq listing standards, it will need to comply with the committee independence requirements by November 12, 2020, the one-year anniversary of the date on which it ceased to be a “controlled company.” The Board has determined that each member of the Audit Committee and the Human Resources and Nominating Committee is an independent director under the Nasdaq listing standards and the rules of the SEC.

In addition, we have established a Compliance and Ethics Committee composed of certain non-employee members of the Board.

2020 Notice and Proxy Statement

Board of Directors and Governance	7

Audit Committee

The Audit Committee currently consists of Ms. Vaughan and Messrs. Dahir (Chair), Rafferty and Turner. Membership on the Audit Committee is limited to independent directors, and the Board has determined that each member of the Audit Committee is an independent director under the Nasdaq listing standards and the rules of the SEC. The Board has also determined, in accordance with the Nasdaq listing standards, that all members of the Audit Committee are sufficiently proficient in reading and understanding financial statements to serve on the Audit Committee and that Messrs. Dahir and Rafferty each qualify as an “audit committee financial expert” under the rules of the SEC and meet the “financial sophistication” standard as defined under the Nasdaq listing standards. No member of the Audit Committee simultaneously served on the audit committee of more than three public companies during 2019.

The Audit Committee held nine meetings in 2019. The Board has adopted a separate written charter for the Audit Committee, which is available at ir.moneygram.com.

The Audit Committee reports regularly to the Board and annually evaluates its own performance. The Audit Committee meets periodically during the year, in conjunction with regular meetings of the Board, and reviews quarterly earnings and related press releases and management’s discussion and analysis of financial condition and results of operation for inclusion in our quarterly reports on Form 10-Q and our annual report on Form 10-K filed with the SEC. The Audit Committee appoints our independent registered public accounting firm and assists the Board in monitoring the quality and integrity of our financial statements, the independence and performance of our internal auditor and our independent registered public accounting firm, and, along with the Compliance and Ethics Committee, our compliance with legal and regulatory requirements. The Audit Committee meets regularly in executive session with our independent registered public accounting firm. The independent registered public accounting firm reports directly to the Audit Committee, and the head of the Company’s internal audit function reports directly to the Audit Committee Chair. For additional information regarding the responsibilities of the Audit Committee, see “Board of Directors and Governance—Board’s Role in Risk Oversight” in this proxy statement.

Human Resources and Nominating Committee

The Human Resources and Nominating Committee, or the HRNC, currently consists of Messrs. Clark (Chair) and Lawry and Amb. Garza. The Board has determined that each member of the Human Resources and Nominating Committee is an independent director under the Nasdaq listing standards and the rules of the SEC.

The HRNC held four meetings in 2019. The Board has adopted a separate written charter for the HRNC, which is available at ir.moneygram.com.

The HRNC reports regularly to the Board and annually evaluates its own performance. It meets periodically during the year, in conjunction with regular meetings of the Board. The HRNC oversees development and implementation of a compensation strategy designed to enhance profitability and fundamental value for the Company. It also reviews and approves the salary and other compensation of the CEO and our other executive officers, as well as the compensation and benefits of our non-employee directors. The HRNC determines incentive compensation targets and awards under various compensation plans and makes grants of equity awards under our stock incentive plan. The HRNC approves the grant of equity compensation to executive officers of the Company (other than the CEO, whose grants are approved by the full Board), and has delegated authority to the Chairman and CEO to approve grants of equity compensation to employees who are not executive officers. During 2019, the HRNC utilized the services of Lyons, Benenson & Company Inc., or LB&Co., as its compensation consultant. In 2019, LB&Co. assisted the HRNC with an evaluation of the Company’s peer group and executive and non-employee director compensation matters. For additional information regarding our compensation consultant, see “Executive Compensation-Compensation Discussion and Analysis-Role of the Compensation Consultant” in this proxy statement.

The HRNC is also responsible for recommending to the Board a slate of directors for election by the stockholders at each annual meeting and for proposing candidates to fill any vacancies on the Board. The HRNC is also responsible for assessing the Board’s performance and reviewing our Corporate Governance Guidelines. The HRNC may form subcommittees and delegate authority to such subcommittees when appropriate and when unanimously approved by the HRNC.

2020 Notice and Proxy Statement

8	Board of Directors and Governance

Compliance and Ethics Committee

The Compliance and Ethics Committee currently consists of Amb. Garza (Chair) and Messrs. Lawry, Rao and Turner. This committee, among other things, oversees the Company’s programs, policies and procedures regarding compliance with applicable laws and regulations, including the Company’s Code of Conduct, anti-corruption policy and anti-fraud and anti-money laundering policies and oversees the activities of the Company’s chief compliance officer with respect thereto. The Compliance and Ethics Committee also oversees the Company’s compliance with the Deferred Prosecution Agreement (the “DPA”) entered into among the Company and the U.S. Department of Justice and the U.S. Attorney’s Office for the Middle District of Pennsylvania and the Stipulated Order for Compensatory Relief and Modified Order for Permanent Injunction with the Federal Trade Commission.

Communications with the Board

Stockholders or other interested parties may communicate with our non-management directors as a group, committees of the Board or individual directors by writing to MoneyGram International, Inc., 2828 North Harwood Street, 15th Floor, Dallas, Texas 75201, Attention: Corporate Secretary. Upon receipt, the Corporate Secretary will review such correspondence and, in his discretion, forward such correspondence to the Board for its consideration. Complaints and concerns regarding MoneyGram may also be reported anonymously and confidentially via MoneyGram’s Ethics Line at 800-494-3554. Our Policy on Communications with the Board is contained in our Corporate Governance Guidelines, which are posted at ir.moneygram.com.

Director Nominee Criteria and Process

Our Corporate Governance Guidelines describe the process for selection of director nominees, including desired qualifications. Although there are no minimum qualifications for nominees, a candidate for Board service must possess the ability to apply good business judgment, have demonstrated the highest level of integrity, be able to properly exercise the duties of loyalty and care in the representation of the interests of our stockholders and must be able to represent all of our stockholders fairly and equally. Candidates should also exhibit proven leadership capabilities, and experience in business, finance, law, education, technology or government. In addition, candidates should have an understanding of major issues facing public companies similar in scope to MoneyGram. Experience in payments, financial services or consumer products is an added benefit. Candidates must have, and be prepared to devote, adequate time to the Board and its committees. Although no formal policy exists, the HRNC seeks to promote through the nomination process an appropriate diversity of experience (including international experience), expertise, perspective, age, gender and ethnicity, and includes such diversity considerations when appropriate in connection with potential nominees. The Board will also consider the independence of a nominee under the Nasdaq listing standards and applicable SEC regulations.

In general, candidates for membership to the Board are evaluated, regardless of the source of the nomination, by the HRNC for recommendation to the Board in accordance with its charter and the procedures described in the Corporate Governance Guidelines.

A stockholder who wishes to nominate a person for the election of directors must ensure that the nomination complies with our Bylaw provisions on making stockholder nominations at an annual meeting. For information regarding stockholder proposals for our 2021 annual meeting of stockholders, see the section entitled “Stockholder Proposals for the 2021 Annual Meeting” in this proxy statement.

Compensation Committee Interlocks and Insider Participation

The directors that served as members of the HRNC during the year ended December 31, 2019 were Messrs. Clark (Chair), Lawry and Amb. Garza. No member of the Company’s HRNC is a current or former officer or employee of the Company. During the year ended December 31, 2019, none of our executive officers served as a director or member of the compensation committee (or other committee performing similar functions) of another entity when an executive officer of such entity served as a director of the Company or on the HRNC.

Other Corporate Governance Matters

Corporate Governance Guidelines.    Our Board has adopted Corporate Governance Guidelines that describe corporate values and ethical business conduct, duties of directors, Board operations, committee matters, director qualifications and selection process, director compensation, director independence standards, director retirement

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age, CEO evaluation, management succession, process for stockholders or other interested parties to communicate with directors and annual Board evaluations. The Corporate Governance Guidelines are available at ir.moneygram.com.

Corporate Social Responsibility    MoneyGram is committed to the principles of Corporate Social Responsibility as a positive corporate citizen and recognizes these ideals add value for our employees, our stockholders, and our community. Accordingly, our Board has adopted a Corporate Social Responsibility policy which outlines the goals and purpose of the program. The policy states that MoneyGram leaders will act as role models by incorporating Corporate Social Responsibility considerations in all business activities and ensuring that appropriate processes are in place to effectively identify, monitor, and manage Corporate Social Responsibility issues relevant to our business and industry. As stated in the policy, at MoneyGram we define Corporate Responsibility as:

●	Leading in compliance with all legal and regulatory standards for our industry;

●	Enabling financial inclusion;

●	Conducting business in an ethical and transparent manner;

●	Consumer protection;

●	Protecting the environment and the health & safety of our employees and consumers;

●	Investing in our communities; and

●	Building a diverse, educated and supported global employee base.

Code of Conduct.    All of our directors and employees, including our principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions, are subject to our Code of Conduct and the provisions regarding corporate values and ethical business conduct contained in our Corporate Governance Guidelines. These documents are available at ir.moneygram.com. The Company intends to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding amendments to, or waivers from, our Code of Conduct by posting such information on our website.

Committee Authority to Retain Independent Advisors.    Each committee of the Board has the authority to retain independent advisors and consultants, with all fees and expenses to be paid by the Company.

Whistleblower Procedures.    The Audit Committee has established procedures for complaints whereby employees of the Company may submit a good faith complaint of workplace practices or policies that they believe to be in violation of law, against public policy, fraudulent or unethical, including accounting, internal accounting controls or auditing matters, without fear of dismissal or retaliation. MoneyGram is committed to achieving compliance with all applicable securities laws and regulations, accounting standards, accounting controls and auditing practices. In order to facilitate the reporting of employee complaints, the Audit Committee has established procedures for the receipt, retention and treatment of complaints, and confidential, anonymous submission by employees of concerns regarding such questionable matters.

Disclosure Committee.    We have established a Disclosure Committee composed of members of management to assist in fulfilling our obligations to maintain disclosure controls and procedures and to coordinate and oversee the process of preparing our periodic securities filings with the SEC.

Asset/Liability Committee.    We have established an Asset/Liability Committee composed of members of management and chaired by our Chief Financial Officer, or CFO, to oversee and make recommendations to the Board regarding financial policies and procedures of the Company.

No Executive Loans.    We do not extend loans to our executive officers or directors and do not have any such loans outstanding.

Majority Vote Standard.    In an uncontested election, our Bylaws require directors to be elected for a one-year term by the vote of the majority of the voting power of the voting stock outstanding as of the record date and voted with respect to the director. A majority of the votes cast means that the voting power of the stock voted “FOR” a director must exceed the voting power of the stock voted “AGAINST” that director. In a contested election, a situation in which the number of nominees exceeds the number of directors to be elected as of a date that is 14 days in advance of the date of filing of the definitive proxy statement, the standard for election of

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10	Board of Directors and Governance

directors would be a plurality of the voting power of the stock represented in person or by proxy at any such meeting and entitled to vote on the election of directors. A plurality means that the nominees receiving the highest percentage of voting power of the stock would be elected. If a nominee who is serving as a director is not elected at this annual meeting of stockholders, under Delaware law the director would continue to serve on the Board as a “holdover director.” However, under our Bylaws, any director who fails to be elected must offer to tender his or her resignation to the Board. The HRNC will then make a recommendation to the Board whether to accept or reject the resignation, or whether other action should be taken. The Board will act on the HRNC’s recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date the election results are certified. The director who tenders his or her resignation will not participate in the Board’s decision. If a nominee who was not already serving as a director is not elected at the annual meeting of stockholders, under Delaware law that nominee would not become a director and would not serve on the Board as a “holdover director.”

Hedging.    The Company’s insider trading policy prohibits the Company’s employees, including its executive officers and directors, from pledging the Company’s securities or engaging in certain forms of hedging or short-term speculative trading of the Company’s securities, including, without limitation, short sales or put or call options involving the Company’s securities. We also prohibit certain employees, officers and directors from pledging MoneyGram securities as collateral for loans (including margin loans).

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PROPOSAL 1: ELECTION OF DIRECTORS

Director Nominees—Qualifications and Background

The following individuals are nominated as directors for terms expiring at the 2021 annual meeting of stockholders: Ms. Vaughan, Messrs. Clark, Dahir, Holmes, Rafferty and Turner and Amb. Garza. Each of these individuals is currently serving as a director of the Company. Each of the nominees has consented to being named in this proxy statement and to serve as a director if elected. Each nominee elected as a director will continue in office until his or her successor has been elected and qualified or until his or her death, resignation or retirement. If any nominee is unable to serve, proxies will be voted in favor of the remaining nominees and may be voted for another person nominated by the Board. In making its recommendation to the Board for a slate of directors for election by the Company’s stockholders, the HRNC considered the criteria described in “Board of Directors and Governance—Director Nominee Criteria and Process” in this proxy statement. The biographies of each of the director nominees below contain information regarding age, the year they first became directors, business experience, other public company directorships held currently or at any time during the last five years, involvement in certain legal or administrative proceedings, if applicable, and the experience, qualifications, attributes or skills that caused the HRNC to determine that they should serve as directors of the Company.

J. Coley Clark Age: 74 Director since: 2010 Other Directorships: Exela Technologies, Inc.

Mr. Clark is the retired Chief Executive Officer and Chairman of the Board of BancTec, Inc., a global provider of document and payment processing solutions. Prior to his retirement in December 2016, he was Co-Chairman of the Board (from 2014 to December 2016) and Chairman of the Board and Chief Executive Officer of BancTec, Inc. (from September 2004 to 2014). In 2004, Mr. Clark retired from Electronic Data Systems Corporation, or EDS, an outsourcing services company that was acquired by Hewlett-Packard in 2008, as Senior Vice President and head of the Financial and Transportation Industry Group. He joined EDS in 1971 in the Systems Engineering Development Program and progressed through a variety of technical, sales and management roles related to the financial and insurance industries. He assumed responsibility for the Financial Industry Group in 1986 and was named a corporate officer in 1989. Mr. Clark was appointed a Senior Vice President in 1996 and served as a member of the Global Operations Council at EDS, which was the senior management group within the company. In addition, Mr. Clark served three years in the U.S. Army, attaining the rank of Captain, and served as a company commander in Europe and Southeast Asia.

Mr. Clark has been a director of Exela Technologies, Inc. since December 2019, and currently chairs its Compensation Committee and serves on its Audit and Nominating and Corporate Governance Committees.

Director Criteria:

Mr. Clark brings over 30 years of experience in the financial industry to the Board. Through his position as Chairman and Chief Executive Officer of BancTec, Inc. and his numerous positions at EDS, Mr. Clark has demonstrated his strong leadership skills and his ability to understand day-to-day operations, as well as the broader strategic issues facing a public company. In addition, Mr. Clark’s prior service on public company boards and committees provides him with a broad perspective on various governance and other matters.

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12	Board of Directors and Governance

Victor W. Dahir

Mr. Dahir worked for Visa U.S.A. Inc. (now Visa Inc.), a global payment technology company, from 1984 until his retirement in 2005, most recently as Executive Vice President, Finance and Administration and Chief Financial Officer of Inovant LLC, a subsidiary of Visa. He served as the Chief Financial Officer of Visa Inc. from 1991 to 2004 and held other positions of increasing responsibility from 1984 to 1991.

Director Criteria:

Mr. Dahir brings over 40 years of finance and accounting experience to the Board, including serving over 15 years as Chief Financial Officer of Visa Inc. Through these years, Mr. Dahir has developed an expertise in financial services and has gained experience in several other areas that are valuable to the Board, including risk management, technology, legal, relationship management and banking regulation.

Age: 74
Director since: 2010
Other Directorships: None

Antonio O. Garza

Amb. Garza has served as Counsel in the Mexico City office of White & Case LLP, an international law firm, since 2009. From 2002 to 2009, Amb. Garza was the U.S. Ambassador to Mexico. Prior to that time Amb. Garza served as chairman of the Texas Railroad Commission, having been elected to that statewide office in 1998. Amb. Garza is a past partner at Bracewell & Patterson LLP (now Bracewell) and served as Secretary of State of the State of Texas and Senior Policy Advisor to the Governor of the State of Texas from 1994 to 1997.

Amb. Garza currently serves as a director of Kansas City Southern, a railroad company, and Chairman of the Board of Kansas City Southern de México, a subsidiary of Kansas City Southern. Amb. Garza serves on the Board of Trustees of Southern Methodist University. Amb. Garza served as a director of Basic Energy Services, Inc. from 2009 to 2016.

Director Criteria:

Amb. Garza brings to the Board an extensive government and regulatory background and deep experience with international business, especially in Mexico and Latin America. Amb. Garza also has valuable perspective balancing management of initiatives to achieve corporate objectives in highly regulated environments both in the U.S. and Mexico.

Age: 60
Director since: 2012
Other Directorships: Kansas City Southern
.

W. Alexander Holmes

Mr. Holmes has served as CEO of the Company since January 1, 2016 and Chairman of the Board since February 2, 2018. Prior to that, Mr. Holmes was Executive Vice President, CFO and Chief Operating Officer of the Company since February 2014 and Executive Vice President and CFO since March 2012. He joined the Company in 2009 as Senior Vice President of Corporate Strategy and Investor Relations. From 2003 to 2009, Mr. Holmes served in a variety of positions at First Data Corporation, including chief of staff to the Chief Executive Officer, Director of Investor Relations and Senior Vice President of Global Sourcing & Strategic Initiatives. From 2002 to 2003, he managed Western Union’s Benelux region from its offices in Amsterdam.

Director Criteria:

Mr. Holmes leads the Company as the CEO and brings to the Board extensive knowledge of the Company and its strategy gained through his demonstrated leadership and performance in all aspects of our business. Through his numerous executive positions at the Company and in other roles in the payment services industry, Mr. Holmes has experience in business operations, finance, international business and strategy development.

Age: 45
Director since: 2015
Other Directorships: None

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Michael P. Rafferty

Mr. Rafferty was a member of Ernst & Young LLP, a global public accounting firm, from 1975 until his retirement in 2013. He was admitted as a Partner of Ernst & Young LLP in 1988 and served as the Audit Practice Leader for the Southwest Region from 2004 until 2013. During his career with Ernst & Young LLP, he primarily served clients in the financial services and healthcare industries. Mr. Rafferty is a Certified Public Accountant licensed in Texas.

Mr. Rafferty currently serves as a director and chairman of the audit committee of Triumph Bancorp, Inc., a publicly-traded financial holding company with a diversified line of community banking and commercial finance activities.

Director Criteria:

Mr. Rafferty brings extensive financial and accounting knowledge and experience in the financial services industry to the Board as a result of his nearly 40-year tenure with Ernst & Young LLP, current service as a director and chairman of the audit committee of another public company and background as a Certified Public Accountant.

Age: 65
Director since: March 2016
Other Directorships: Triumph Bancorp, Inc.

W. Bruce Turner

Mr. Turner served as the Chief Executive Officer of Lottomatica S.p.A., a global lottery operations and technology services company, from 2006 to 2008. From 2002 to 2006, he served as Chief Executive Officer, as well as other executive roles, of GTECH Holdings Corporation, a global technology services company in the government regulated lottery industry, and now a subsidiary of Lottomatica. From 2001 to 2002, Mr. Turner served as Chairman of GTECH and from 2000 to 2001, he served as Chairman and Acting Chief Executive Officer. Prior to joining GTECH, Mr. Turner was the Managing Director, Gaming Equity Research, of Salomon Smith Barney Inc. from 1993 to 1999.

Director Criteria:

Mr. Turner brings significant leadership experience, financial acumen and regulatory experience to the Board that he gained through the numerous executive positions that he has held throughout the years, including serving as chairman of the board and chief executive officer of a public company. Mr. Turner also has substantial public company board and committee experience, through which he has handled a variety of governance, audit, regulatory and international issues. From this experience, Mr. Turner has been able to provide the Board with a diverse perspective and valuable insights.

Age: 60
Director since: 2010
Other Directorships: None

Peggy Vaughan

Ms. Vaughan currently advises portfolio companies in technology, life sciences, consumer goods, financial services and media industries, and also serves on the advisory committee for TWV Capital Management, LLC. From 1979 to 2001, Ms. Vaughan held various consulting positions of increasing responsibility with PricewaterhouseCoopers (“PwC”), becoming a partner in 1988 and serving on the PwC U.S. Board of Partners and Global Oversight Board. Following the acquisition of PwC Consulting by IBM in 2002, Ms. Vaughan served as a member of the Global Management Board with responsibility for the integration of consulting practices and also served as the global leader of consulting services lines.

Director Criteria:

Ms. Vaughan’s experience includes more than 25 years leading large-scale strategic, operational improvement, restructuring, technology and change management engagements. Her expertise includes information technology governance, digital technology, mergers and acquisitions and transaction integration, business strategy and operational management processes for industries such as energy, high technology, consumer products, financial services and telecommunications.

Age: 66
Director since: 2014
Other Directorships: None

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14	Board of Directors and Governance

Director Compensation

The HRNC is responsible for reviewing the total compensation of non-employee directors, including cash and equity compensation, and, from time to time, recommending adjustments to such compensation, as appropriate, to the Board. For 2019, non-employee directors of MoneyGram (other than the THL Board Representatives) received compensation in the form of annual cash and equity retainers. While MoneyGram does not pay meeting fees, the Company does reimburse all of its directors for reasonable out-of-pocket expenses incurred in connection with a director’s Board service.

MoneyGram’s philosophy for non-employee director compensation is to provide competitive compensation, both cash and equity, to ensure the Company’s ability to attract and retain highly-qualified individuals to serve on our Board. For 2019, on the basis of a competitive analysis undertaken by LB&Co., the HRNC’s current independent consultant, non-employee directors (other than the Board Representatives) received the following compensation, which has remained the same since 2017:

●	Each Committee Chair received an annual cash retainer of $20,000.

●	Each non-employee director who was not a Committee Chair, but who served on two Committees of the Board, received an annual multiple committee service cash retainer of $10,000.

●	Each non-employee director also received a cash retainer of $100,000, paid in arrears in four equal installments on the first business day following each calendar quarter.

●

The annual equity retainer for non-employee directors was granted as restricted stock units, or RSUs, having a fair market valuation of approximately $125,000 at the time of grant, rounded up to the next whole share in order to avoid the issuance of fractional shares. Annual equity retainers for non-employee directors are granted each year on the date of the annual stockholders’ meeting. These RSUs vest one year from the date of grant. Directors may elect to defer the settlement date of the RSUs subject to such award until following such director’s separation from service on our Board.

The following table sets forth information on the compensation of MoneyGram’s non-employee directors for the fiscal year ended December 31, 2019. Mr. Holmes was compensated only in his capacity as an executive officer of the Company, and did not receive any additional compensation for his service as a director. The total compensation provided to Mr. Holmes for service during 2019 is set forth in the Summary Compensation Table.

NON-EMPLOYEE DIRECTOR	FEES EARNED OR PAID IN CASH	STOCK AWARDS (1)	TOTAL

J. Coley Clark	$120,000	$125,002	$245,002

Victor W. Dahir	$120,000	$125,002	$245,002

Antonio O. Garza	$120,000	$125,002	$245,002

Seth W. Lawry(2)	—	—	—

Michael P. Rafferty	$100,000	$125,002	$225,002

Ganesh B. Rao(2)	—	—	—

W. Bruce Turner	$110,000	$125,002	$235,002

Peggy Vaughan	$100,000	$125,002	$225,002

(1)

In 2019, each of our non-employee directors (other than the Board Representatives) received an equity grant of 58,963 RSUs, which had a grant date fair value, calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC 718”), of approximately $125,000 (rounded up to the next whole share in order to avoid the issuance of fractional shares) for Board service. These grants, which were made on May 9, 2019, will vest in full on the first anniversary of the date of grant. Ms. Vaughan elected to defer settlement of these RSUs until following separation from service on our Board. The grant date fair values of the RSUs reported above have been determined based on the assumptions and methodologies set forth in Note 12 — Stock-Based Compensation of the Notes to the Consolidated Financial Statements in our 2019 Annual Report on Form 10-K. As of December 31, 2019, each of our non-employee directors (other than the Board Representatives) held 58,963 outstanding, unvested RSUs.

(2)	Board Representatives’ Compensation: THL agreed to waive any compensation for its Board Representatives.

Director Stock Ownership Guidelines

The Board has adopted Stock Ownership Guidelines that require each non-employee director to own equity at least equal in value to three times the amount of the annual cash retainer payable to non-employee directors.

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Directors are expected to achieve these ownership levels within five years of their election to the Board. To determine the value of each director’s equity ownership, and for the purposes of satisfying the ownership guidelines, the following forms of equity will be included in the value calculation: shares beneficially owned by the incumbent, his or her spouse and/or minor children, whether owned outright or in trust; and any time-based restricted stock or RSUs. As of the date of this proxy statement, all directors have met their ownership guidelines.

Board Voting Recommendation

The Board unanimously recommends to the stockholders that they vote “FOR” the election of each director nominee.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2020

The Audit Committee has selected KPMG as the independent registered public accounting firm to audit MoneyGram’s books and accounts for the fiscal year ending December 31, 2020. KPMG has audited the Company’s books and accounts since 2016. Representatives of KPMG are expected to be present at the meeting and will have the opportunity to make a statement and to respond to appropriate questions. Stockholder ratification of the appointment of KPMG as our independent registered public accounting firm is not required by our Bylaws or our other applicable governing document or regulations. However, the Board is submitting the appointment of KPMG to the stockholders for ratification as a matter of good corporate practice. If this appointment is not ratified by our stockholders, the Audit Committee will reconsider its selection. Even if the appointment is ratified, the Audit Committee, which is solely responsible for appointing and terminating our independent registered public accounting firm, may in its discretion direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interest of MoneyGram and its stockholders.

Independent Registered Public Accounting Firm Fees

Fees for professional services provided by KPMG for fiscal years 2019 and 2018, including related expenses, are as follows (in millions):

	KPMG 2019	KPMG 2018

Audit fees(1)	$4.0	$3.4

Audit-related fees(2)	$0.2	$0.5

Total fees	$4.2	$3.9

(1)

Audit fees for 2019 and 2018 include the audit of MoneyGram’s consolidated financial statements, including quarterly reviews, the audit of management’s assessment of the design and effectiveness of MoneyGram’s internal control over financial reporting, international statutory audits and the separate audit of the financial statements of our subsidiary MoneyGram Payment Systems, Inc., as required for compliance and regulatory purposes.

(2)

Audit-related fees for 2019 and 2018 include professional fees for regulatory compliance filings in certain countries, reviews and evaluations of new regulatory pronouncements and two audits performed in accordance with Statement on Standards for Attestation Engagements (SSAE) No. 16, Reporting on Controls at a Service Organization. The SSAE 16 audits encompass internal controls for the Company’s general controls over information technology and for official check processing and electronic payments services.

Audit Committee Approval of Audit and Non-Audit Services

The Audit Committee pre-approves all audit, audit-related and permitted non-audit services provided by the independent registered public accounting firm, including the fees and terms for those services. The Audit Committee has adopted a policy and procedures governing the pre-approval process for audit, audit-related and permitted non-audit services. The Audit Committee pre-approves audit and audit-related services in accordance with its review and approval of the engagement letter and annual service plan with the independent registered public accounting firm. Tax consultation and compliance services are considered by the Audit Committee on a project-by-project basis. Non-audit and other services will be considered by the Audit Committee for pre-approval based on business purpose, reasonableness of estimated fees and the potential impact on the firm’s independence. The Chair of the Audit Committee is authorized to grant pre-approval of audit, audit-related or permissible non-audit services on behalf of the Audit Committee and is required to review such pre-approvals with the full Audit Committee at its next meeting.

Board Voting Recommendation

The Board unanimously recommends to the stockholders that they vote “FOR” the ratification of the appointment of KPMG as our independent registered public accounting firm.

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AUDIT COMMITTEE REPORT

The Audit Committee operates under a written charter adopted by the Board, which is evaluated annually. The charter of the Audit Committee is available in the Investor Relations section of the Company’s website at ir.moneygram.com. The Audit Committee selects, evaluates and, where deemed appropriate, replaces the Company’s independent registered public accounting firm. The Audit Committee is involved in the selection of the lead audit partner. The Audit Committee has oversight of, and pre-approves, all audit services, engagement fees and terms and all permitted non-audit services of the independent registered public accounting firm. The Audit Committee believes the retention of KPMG as the Company’s independent registered public accounting firm is in the best interest of the Company and its stockholders. KPMG has served as the Company’s independent auditor since 2016.

Management is responsible for the Company’s internal controls, internal audit and the financial reporting process. KPMG, as the Company’s independent registered public accounting firm, is responsible for expressing opinions on the conformity of the Company’s consolidated financial statements with U.S. generally accepted accounting principles and on the Company’s internal control over financial reporting. The Audit Committee’s responsibility is to monitor, oversee and review these processes.

During 2019, the Audit Committee reviewed the Company’s quarterly earnings and related press releases and management’s discussion and analysis of financial condition and results of operation for inclusion in the Company’s quarterly reports on Form 10-Q and annual report on Form 10-K, in each case prior to issuance. The Audit Committee also reviewed and discussed with management and KPMG the audited financial statements for fiscal 2019 and KPMG’s evaluation of the Company’s internal control over financial reporting. Management represented to the Audit Committee, and KPMG concurred, that the Company’s consolidated financial statements for fiscal 2019 were prepared in accordance with U.S. generally accepted accounting principles, and the Audit Committee discussed the consolidated financial statements with KPMG. The Audit Committee discussed with KPMG matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) standards, including those required by Auditing Standard No. 1301, Communications with Audit Committees.

In addition, the Audit Committee has received the written disclosures and the letter from KPMG required by applicable requirements of the PCAOB regarding KPMG’s communications with the Audit Committee concerning independence, and has discussed with KPMG its independence and considered non-audit fees and services in assessing KPMG’s independence.

Based upon the Audit Committee’s review and discussions set forth above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the 2019 Annual Report on Form 10-K for the fiscal year ended December 31, 2019, for filing with the SEC.

Respectfully submitted,

Victor W. Dahir (Chair)

Michael P. Rafferty

W. Bruce Turner

Peggy Vaughan

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PROPOSAL 3: ADVISORY RESOLUTION TO APPROVE OUR EXECUTIVE COMPENSATION

We are asking stockholders to approve an advisory resolution (commonly referred to as a “Say-on-Pay” resolution) on the Company’s executive compensation as reported in this proxy statement.

We encourage stockholders to read the Compensation Discussion and Analysis section of this proxy statement, which describes how our executive compensation policies and procedures operate and are designed to achieve our compensation objectives, as well as the Summary Compensation Table and other related compensation tables and narrative, which provide detailed information on the compensation of our named executive officers. The HRNC and the Board believe that the policies and procedures articulated in the Compensation Discussion and Analysis are effective in achieving our goals and that the compensation of our named executive officers reported in this proxy statement has contributed to the Company’s recent and long-term success.

At our annual meeting of stockholders in June 2017, we conducted a non-binding advisory vote on the frequency of future say-on-pay votes (a “say-on-frequency” vote), and approximately 71% of votes were cast in favor of the Company holding a say-on-pay vote once every three years. Accordingly, we plan to hold our next say-on-pay advisory vote at the Company’s 2023 annual meeting of stockholders. In accordance with this stockholder vote and Section 14A of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and as a matter of good corporate governance, we are asking stockholders to approve the following advisory resolution at the 2020 Annual Meeting of Stockholders:

RESOLVED, that the stockholders of MoneyGram International, Inc. approve, on an advisory basis, the compensation of the Company’s named executive officers disclosed in the Compensation Discussion and Analysis, the compensation tables and accompanying notes and narrative disclosures in the proxy statement for the Company’s 2020 Annual Meeting of Stockholders.

This advisory Say-on-Pay resolution is non-binding on the Board. Although non-binding, the Board and the HRNC will review and consider the voting results when making future decisions regarding our executive compensation program.

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18	Executive Compensation

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis, or CD&A, provides information on our executive compensation program and the amounts shown in the executive compensation tables that follow. In this proxy statement, the term “NEOs” means “Named Executive Officers.” Our NEOs, who are named in the executive compensation tables of this proxy statement, are listed below:

Name	Title and Position

W. Alexander Holmes	Chairman and CEO

Lawrence Angelilli	Chief Financial Officer

Kamila K. Chytil	Chief Operating Officer

Grant Lines	Chief Revenue Officer

Andres Villareal	Chief Compliance Officer

Joann Chatfield	Former Chief Marketing Officer

Laura Gardiner	Former Chief Human Resource Officer

Overview of Our Compensation Philosophy

Our executive compensation program is designed to attract, motivate and retain top executive and managerial talent, and to reward our executives and managers for delivering results that are expected to build sustainable long-term value for our stockholders. The overall program is designed to be competitive with similar companies on the basis of industry focus, scope of operations and size, as well as the competitive marketplace for talent. We have created a compensation program that includes short-term and long-term components, cash and equity elements and fixed and performance-based payments which we believe:

●	Supports our performance-based approach to compensation to foster a goal-oriented and highly-motivated management team;

●	Provides an incentive for retention of key management who are critical to the success of the long-term investments we are making in our business and our future growth initiatives; and

●	Improves organizational excellence and aligns our executives’ objectives with those of our stockholders.

Based on this philosophy, we give substantial weight to performance-based compensation by making a significant portion of our executive officers’ total compensation “at-risk” and based on the achievement of our corporate goals and the value of our stock price, which we believe aligns our executive officers’ interests with those of our stockholders. The details of our current executive compensation programs are set forth later in this CD&A.

Overview of Our Business

MoneyGram is a global leader in cross-border peer-to-peer (“P2P”) payments and money transfers. Our consumer-centric capabilities enable the quick and affordable transfer of money to family and friends in approximately 200 countries and territories, with over 67 countries now digitally-enabled. The innovative MoneyGram platform leverages its leading distribution network, global financial settlement engine, cloud-based infrastructure with integrated APIs, and its unparalleled compliance program to enable seamless and secure transfers around the world. Whether through our mobile application, moneygram.com, integration with mobile wallets, a kiosk, or any one of the more than 350,000 agent locations around the globe, we connect consumers in any way that is convenient for them. Historically, our primary customers are persons who may not be fully served by other financial institutions, which we refer to as unbanked or underbanked consumers. As an alternative financial services company, we provide these individuals with essential services to help them meet the financial demands of their daily lives. The World Bank, a key source of industry analysis for cross-border remittance data, estimates that 1.7 billion adults are unbanked and 2020 global remittances will reach approximately $739 billion, based on 2019 global data. Both our walk-in channel centered around our global distribution network and our

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newer direct-to-consumer digital channel enable the Company to serve the entire remittance market. Given strong mobile P2P market growth rates, our direct-to-consumer digital business is a growth engine for the Company as our digital capabilities enable us to serve a new customer segment of primarily younger, banked consumers who utilize our platform to transfer money around the world.

2019 Performance Highlights

Fiscal year 2019 was a pivotal year for us as we continued to execute our digital transformation and deliver a differentiated experience to our customers. Throughout the year we launched innovative product solutions, invested in new technology, renewed key partner relationships, led the industry in consumer protection and re-established our competitive position in the market. Our direct-to-consumer digital business achieved strong growth rates and international markets continued to outperform, which enabled us to return to transaction growth in the month of December. Key performance highlights in 2019 include:

●

Total revenue of $1,285.1 million declined 11% on a reported basis and 10% on a constant currency basis compared to 2018. Revenue excludes $11.3 million received from Ripple Labs, Inc. pursuant to our commercial agreement with them, which was recorded as a contra expense.

●	Global Funds Transfer segment revenue was $1,183.3 million. The segment revenue is composed of money transfer revenue of $1,123.9 million and bill pay revenue of $59.4 million.

●	Total operating expenses were $1,233.1 million for the full year, which includes the $11.3 million benefit from Ripple.

●

Net loss was $60.3 million compared with $24.0 million in 2018. The year-over-year change was primarily due to a $31.3 million non-cash pension settlement charge related to the sale of pension liabilities, $2.4 million of debt extinguishment costs, as well as a $30.0 million merger termination payment received in 2018.

●	Adjusted EBITDA was $213.7 million, a 13% decrease on a reported basis and an 11% decrease on a constant currency basis compared to 2018. The decrease is primarily related to the decrease in revenue.

●	For the year, diluted loss per share was $0.85 and adjusted diluted income per share was $0.03.

●	Adjusted Free Cash Flow was $62.4 million. The $38.6 million decrease from 2018 is composed of lower Adjusted EBITDA and higher cash payments for interest.

The HRNC carefully considered these achievements in order to ensure that our compensation program continues to adequately reflect our compensation principles.

Summary of 2019 Executive Compensation

The following list includes key compensation highlights and decisions for our NEOs in 2019:

●

Approximately 86% of total target compensation for 2019, with respect to our CEO, and between approximately 74% and 84% of total target compensation, with respect to our other NEOs, is variable, “at-risk” performance-based compensation tied to objective performance goals.

●

Base salaries for four of our NEOs were increased in 2019 to recognize individual performance, the assumption of additional responsibilities and promotions. See “—2019 Compensation Review and Decisions.”

●

Annual incentive targets as a percentage of base salary under our Performance Bonus Plan (“PBP”) remained unchanged for 2019, except for Mr. Angelilli and Ms. Chytil, whose target percentages were increased to reflect market conditions, the expansion of responsibilities and Ms. Chytil’s promotion to Chief Operating Officer. See “—2019 Compensation Review and Decisions.”

●

Under our annual long-term incentive program, we granted long-term cash and equity awards that link the interests of our executives with those of our stockholders. Long-term award grant values for Messrs. Holmes and Angelilli and Ms. Chytil were increased in 2019 to recognize individual performance, market conditions, expanded duties and Ms. Chytil’s promotion to Chief Operating Officer. For 2019, the long-term incentive awards were composed of 25% time-based RSUs and 75% performance-based cash. See “—2019 Compensation Review and Decisions.”

* Annex A includes a reconciliation of EBITDA, Adjusted EBITDA and Free Cash Flow to the most directly comparable measures reported under accounting principles generally accepted in the United States (“GAAP”).

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●	Based on the Company’s financial results for 2019, our continuing NEOs earned:

●

PBP awards at 83.5% of target, reflecting our performance against challenging overall Company goals based on Total Revenue and Adjusted EBITDA, plus an upward adjustment to arrive at a payout of 90% of target reflecting strong executive performance in a challenging year. See “—2019 Compensation Review and Decisions.”

●

Long-term incentive awards at 92% of target, reflecting our performance against challenging overall Company goals based on Total Revenue and Adjusted EBITDA. See “—2019 Compensation Review and Decisions.”

Executive Compensation Philosophy and Program Design

MoneyGram and the Board are committed to ensuring that our executive compensation program is effectively designed to attract, motivate and retain top executive and managerial talent. We give substantial weight to performance-based compensation by making a significant portion of our executive officers’ total compensation “at-risk” and based on the achievement of our corporate goals and the value of our stock price.

Our compensation program has been designed with the following objectives in mind:

Overall Objectives

●	Motivate our executives to:

●	Perform at a high level with the utmost integrity and accountability.

●	Support growth and long-term value creation for our stockholders.

●	Align the interests of our executives with those of our stockholders.

●	Position the Company to compete effectively in recruiting high-caliber, experienced leaders instrumental to the Company’s long-term success.

●	Support the retention of the Company’s executives who are critical to executing the Company’s strategy for value creation.

●	Discourage excessive and imprudent risk-taking and encourage legal and regulatory compliance consistent with our business model and strategies.

Pay Mix Objectives

●

Pay our employees: (1) competitively relative to the marketplace for talent in which we operate; and (2) equitably relative to one another based on job scope and impact, the capabilities and experience they possess and the performance they demonstrate by:

●

Providing a mix of both fixed and variable (“at-risk”) compensation, each of which has a different time horizon and payout form (cash and equity), to retain our key executives and reward the achievement of annual and long-term performance in light of the current stage of the Company’s transformation, industry and regulatory environment.

Pay-For-Performance Objective

●	Provide a strong link between pay and performance by:

●	Ensuring our compensation programs are consistent with, and supportive of, our short-term and long-term strategic, operating and financial objectives;

●	Placing a significant portion of our executives’ compensation at-risk, with payouts dependent on the achievement of both corporate and individual performance goals, which are set annually by the HRNC;

●	Encouraging balanced performance by employing multiple performance measures; and

●	Applying judgment and reasonable discretion in making compensation decisions to avoid relying solely on formulaic program design, taking into account the current industry and regulatory environment.

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Key Features of our Executive Compensation Program

Consistent with our philosophy, it is MoneyGram’s goal to maintain an executive compensation program that is competitive, rooted in the principles of pay-for-performance and motivates our executives to build long-term stockholder value. To this end, the HRNC routinely evaluates our practices and programs with respect to executive compensation in an effort to identify any opportunities for improvement that might exist. The Company’s practices and programs include the following key features, each of which reinforces our executive compensation philosophy and objectives:

No Excise Tax Gross-Ups	We do not provide excise tax gross-ups.

No Tax Gross-Ups on Perquisites or Benefits	We do not provide tax gross-ups on perquisites or benefits except in the case of standard relocation benefits and expatriate income tax equalization benefits available to all similarly situated employees.

No Liberal Share Recycling	The 2005 Omnibus Incentive Plan, which we refer to as the 2005 Plan, does not allow “liberal share recycling,” or the reuse of those shares withheld in full or partial payment of the exercise price relating to an award or in connection with the satisfaction of tax obligations relating to an award.

Long-Term Incentive Grant Guidelines	The Company adheres to regular, annual grant guidelines, which guidelines have been reviewed and approved by the HRNC from time to time, but at least annually, as appropriate. It is further anticipated that these grant guidelines will aid the Company in managing the rate at which it issues equity to its executives over the longer-term.

Clawback Policy	The Company may recover incentive compensation paid to an executive officer if it is later determined that the executive engaged in misconduct, acted in a manner contrary to the Company’s interest or breached a non-competition agreement. The Company has also included in its bonus plan a provision that allows the Company to “recoup” or “clawback” prior bonuses from executives later determined to have contributed to compliance failures. Pursuant to the DPA, our bonus plan provides that certain executives, including the NEOs, who are found to have engaged in any non-compliant acts in any year will forfeit any entitlement to and be ineligible for any annual cash incentive compensation for that year.

Stock Ownership Guidelines	The Company maintains Stock Ownership Guidelines applicable to executive officers as well as to our non-employee directors. We fundamentally believe that stock ownership guidelines serve to align the interests of management and non-employee directors with those of our stockholders by requiring executives and directors to acquire and maintain a meaningful equity position in the Company, which, in turn, supports the Company’s objective of building long-term stockholder value.

Prohibition on Pledging and Hedging	The Company’s insider trading policy prohibits the Company’s employees, including its executive officers and directors from pledging the Company’s securities or engaging in certain forms of hedging or short-term speculative trading of the Company’s securities, including, without limitation, short sales or put or call options involving the Company’s securities. We also prohibit employees, officers and directors from pledging MoneyGram securities as collateral for loans (including margin loans).

Significant Portion of Total Compensation is Variable and Performance-Based	For 2019, approximately 86% of the CEO’s total target compensation, and between approximately 74% and 84% of the total target compensation of the other NEOs was variable and dependent upon performance of both the individual and the Company. The HRNC employs a framework to assess our performance on an absolute basis relative to our goals and objectives, which goals are designed to support our Board-approved business and financial plans; and on our progress against strategic initiatives.

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Maximum Compensation Limits	All of our incentive plans provide for maximum payout limits or “caps.”

Annual Risk Assessment	At least annually, the HRNC performs a risk assessment of our executive compensation arrangements to assess the relationship between the Company’s risk management policies and practices and our compensation program and to ensure that our program does not motivate our executives to take excessive or unnecessary risks.

Long-Term Incentive Awards with Performance and Service Based Vesting	The outstanding long-term incentive awards held by our NEOs include a combination of (i) time-vested RSUs, which promote long-term retention; (ii) performance-based RSUs, which were granted contingently and earned only on the basis of achieving certain performance targets over the specified performance periods; (iii) stock options, which deliver value only to the extent that our stock appreciates in value between the grant and exercise dates, ensuring that our executives benefit only if our stockholders benefit; and (iv) performance-based long-term cash awards.

Snapshot: How Compensation Is Delivered to NEOs (Pay Mix)

Total direct compensation of our NEOs for 2019 is composed of the following:

CORE COMPENSATION ELEMENT	UNDERLYING PRINCIPLE	DESCRIPTION

Base Salary	To provide a competitive level of fixed compensation that serves to attract and retain high-caliber talent and is predicated on responsibility, skills and experience.	Base salaries are generally reviewed annually and may be modified on the basis of merit, promotion, internal equity considerations and/or market adjustments.

Annual Cash Incentive Award	To reward achievement of corporate, business unit (where applicable) and individual NEO goals and contributions to the Company.	Drive Company and business unit results. Based on objective performance metrics, but also allows the HRNC to apply discretion in considering quantitative and qualitative performance.

Long-Term Incentive Award	To promote the recruitment and retention of our NEOs, to reward performance that drives stockholder value creation and to align the interests of our management team with those of our stockholders.

Drive Company performance and align interests of NEOs with those of stockholders. In 2019, long-term incentive awards were delivered to our NEOs in a combination of time-vested RSUs and performance-based cash awards.

Role of the Human Resources and Nominating Committee

Structure of the HRNC:    Currently, the HRNC consists of three members of the Board, all of whom qualify as independent under Nasdaq listing standards, including the Chairman of the HRNC. In 2019, the HRNC held seven meetings, each of which ended with an executive session without management present.

Decision Making:    The primary goal of the HRNC is to assist the Board in fulfilling its oversight responsibilities related to setting, monitoring and implementing the Company’s compensation philosophy, strategy and programs. In discharging its duties, the HRNC works very closely with its independent compensation consultant, LB&Co., and management to examine pay and performance matters throughout the year. For 2019, in determining the compensation of the NEOs other than the CEO, the HRNC considered the recommendations of the CEO, which are based primarily on Company and individual performance as well as competitive market data.

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The HRNC’s Performance Review & Measurement Process:

2019			2020

Q1: Goal Setting	Q2/Q3: Progress Assessment	Q4: Preliminary Perf. Results	Q1: Perf. Assessment & TDC

Responsibilities:    The HRNC has responsibility for the matters identified below in regard to MoneyGram’s compensation program and policies, and discharges its duties annually, carefully considering each of the tasks set forth below.

Executive Compensation Matters

•  Assisting the Board in fulfilling its oversight responsibilities related to setting, implementing and monitoring the Company’s overall compensation philosophy, strategy and program.

•  Setting the corporate goals and objectives for our CEO and for reviewing, at least annually, our CEO’s performance in light of those goals and objectives.

•  Reviewing and approving the compensation (i.e. base salaries, annual incentives and long-term incentives) of our NEOs (other than our CEO, whose compensation is approved by the non-employee members of the Board upon the recommendation of the HRNC), including individual arrangements, and any special or supplemental benefits.

•  Recommending for approval by the non-employee members of the Board, the compensation of the CEO. The CEO is not present during voting or deliberations on his compensation.

•  Reviewing, designing and recommending the adoption of all executive compensation plans and administering those plans, as appropriate.

•  Reviewing and approving grants of equity compensation to all employees and establishing the policies and procedures governing those grants; the HRNC has delegated to our Chairman and CEO the authority to approve equity-based awards to non-executive officers. The HRNC will obtain approval from the non-employee members of the Board for any equity grants to our CEO.

•  Assisting in the preparation of and reviewing the Company’s disclosures made in the CD&A, and making a recommendation to the Board regarding its inclusion in the Company’s proxy statement and Annual Report on Form 10-K to be filed with the SEC.

•  Reviewing and recommending to the Board the adoption of any employee benefit plans including, when applicable, any amendments to such plans.

•  Establishing performance goals for performance-based compensation awards.

•  Approving any discretionary contributions, if any, to 401(k) plan or similar qualified pension plans.

•  Reviewing the Company’s management succession plans for key executive positions.

•  Reviewing and approving all employment agreements, severance agreements, change in control provisions and agreements and any special/supplemental benefits to our NEOs.

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Executive Compensation Matters

•  Determining the appropriateness of the stock ownership guidelines for our CEO and other NEOs and directors, and for monitoring compliance with any such guidelines.

•  Reviewing the risk assessment of the Company’s compensation arrangements and discussing, at least annually, the relationship between risk management policies and practices and executive compensation at MoneyGram.

•  Advising the Board regarding the say-on-pay and say-on-frequency advisory votes required under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (“Dodd-Frank”), and considering the results of the most recent vote on executive compensation when determining compensation policy and making compensation decisions.

•  Retaining and obtaining the advice of one or more compensation consultants as it deems necessary to discharge its duties and responsibilities, evaluating any conflicts of interest that may exist in accordance with Regulation S-K and considering the independence of any consultants chosen, as required under Dodd-Frank and applicable Nasdaq listing requirements.

Corporate Governance Matters

•  Assisting the full Board in its efforts to identify prospective Board members; retaining or obtaining the advice of any search firm as it deems necessary to aid in the identification of director candidates.

•  Recommending to the Board those director nominees for election by the stockholders at the annual stockholders’ meeting.

•  Developing and recommending for adoption (or revision) the Company’s Corporate Governance Guidelines.

•  Assisting the Board in fulfilling its obligations relating to the compensation of the Company’s directors.

•  Leading the Board in its annual review/self-appraisal, including conducting the HRNC self-appraisal.

•  Reviewing and making recommendations regarding the composition and size of the Board.

•  Recommending to the full Board the chairpersons and membership of each Committee of the Board.

•  Making regular reports to the Board on all matters concerning executive compensation and corporate governance.

Other Matters

•  Reviewing and assessing the adequacy of the HRNC charter at least annually, and recommending any changes to the Board for approval.

•  Performing other such duties, and making such reports, as the Board may reasonably request from time to time, or as the HRNC may deem appropriate.

•  Forming and delegating authority to subcommittees when appropriate and unanimously approved by the HRNC.

The Charter of the HRNC is available online at: http://ir.moneygram.com/corporate-governance.cfm.

Performance Review:    In 2019, the HRNC’s review process considered a variety of factors in determining base salary levels, annual incentive opportunities and long-term incentive opportunities for incumbent executives, including, among others, performance, potential, position, scope and market rates.

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Role of the Compensation Consultant

The HRNC engaged LB&Co. for 2019 as MoneyGram’s independent compensation consultant to assist and advise the HRNC on all aspects of the Company’s executive and director compensation programs and corporate governance. LB&Co. attended or participated by teleconference in all meetings of the HRNC in 2019. MoneyGram paid fees of approximately $264,000 to LB&Co. in 2019 relating to these matters, and LB&Co. provided no other services to MoneyGram. The services that LB&Co. provides to the HRNC include:

●	Reviewing and advising regarding the Company’s compensation philosophy, strategy and program.

●

Providing advice and counsel on best practices in compensation and corporate governance, and keeping the Company and the HRNC apprised of trends, developments, legislation and regulations affecting executive and director compensation.

●	Providing and analyzing competitive market compensation data.

●	Analyzing the effectiveness of executive compensation programs and making recommendations, as appropriate.

●	Assisting in the design and negotiation of executive employment agreements, as applicable.

●	Analyzing the appropriateness of the Compensation Peer Group.

●	Conducting a risk assessment of the Company’s incentive compensation plans and programs at least annually and making recommendations, as appropriate.

●	Evaluating how well our compensation programs adhere to the philosophies and principles stated in this CD&A.

●	Providing advice and counsel on directors’ compensation.

Compensation Consultant Conflict Of Interest Assessment:     As required by rules adopted by the SEC under Dodd-Frank, the HRNC assessed all relevant factors and determined that the work of LB&Co. did not raise any conflict of interest in 2019. In making this determination, the HRNC considered all relevant factors, including those set forth in Rule 10C-1(b)(4)(i) through (vi) under the Exchange Act.

Role of the CEO

In making determinations regarding compensation for our NEOs other than the CEO, the HRNC considers the recommendations of the CEO and the input received from LB&Co. The CEO recommends compensation for NEOs other than the CEO. In making these recommendations, the CEO evaluates the performance of each executive, considers each executive’s responsibilities and compensation in relation to other officers of the Company, and considers publicly available information regarding the competitive marketplace for talent, survey data and other information provided to him by the Company and information provided to the HRNC by LB&Co.

The HRNC reviews and recommends to the non-employee members of the Board the compensation of the CEO without management input, and is assisted in this determination by LB&Co. Compensation decisions relating to the CEO are approved by the non-employee members of the Board, after considering the recommendation of the HRNC. The CEO is not present during voting or deliberations on his compensation.

Mitigation of Excessive Risk-Taking

The HRNC oversees the Company’s executive compensation program, including the design of the program and whether it appropriately balances risk taking and short-term and long-term incentives. The HRNC meets periodically to review the risk assessment of the Company’s compensation arrangements, and reviews and discusses (at least annually) the relationship between risk management policies and practices and compensation. Key factors in mitigating any risks associated with the Company’s compensation programs and practices are outlined below. The HRNC may also consider recommendations from the Audit Committee regarding risks and risk mitigation.

Balanced Weighting of Performance Metrics in Incentive Compensation Programs

The PBP, also referred to herein as the annual cash incentive plan, and the 2005 Plan use a balanced weighting of multiple performance measures and metrics to determine incentive payouts to our executives and managers. This discourages excessive risk-taking by eliminating any inducement to over-emphasize one goal to the detriment of others. The awards to our NEOs under the annual cash incentive plan and the 2005 Plan are discussed in detail below under “Annual Cash Incentive Plan” and “Long-Term Incentives.”

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Stock Ownership Guidelines for Executives

The Company believes that ownership guidelines serve to align the interests of management with those of stockholders by requiring executives to acquire and maintain a meaningful equity position in the Company, which, in turn, supports the Company’s objective of building long-term stockholder value. Furthermore, the Company believes that ownership of equity mitigates the risk of executive actions that could potentially damage or destroy equity value.

Our long-standing stock ownership guidelines were established for executive officers to encourage them to have a long-term equity stake in MoneyGram, align their interests with stockholders and mitigate potential compensation-related risk. The guidelines provide that each executive officer must hold a multiple of his or her annual base salary in MoneyGram stock as reflected below:

POSITION	OWNERSHIP GUIDELINE

CEO	5x Base Salary

Executive Leadership Team Members (which includes all other NEOs)	3x Base Salary

Each covered officer is expected to achieve these levels of ownership within five years of their first becoming eligible to participate in the 2005 Plan. Additionally, if an executive receives a promotional salary increase during this time, the HRNC, in its discretion, may extend that executive’s time to meet the ownership requirements by one year. Failure to meet or, in certain circumstances, to show sustained progress toward meeting, the above ownership guidelines may result in a reduction in future long-term incentive equity grants, and/or payment of future annual and/or long-term cash incentive payouts in the form of equity, at the discretion of the HRNC.

To determine the value of each officers’ equity ownership, and for the purposes of satisfying the ownership guidelines, the following forms of equity will be included in the value calculation: shares owned by the executive, his or her spouse and/or minor children, whether owned outright or in trust; any time-based restricted stock or RSUs awarded; any performance-based RSUs awarded for which the performance criteria have been achieved; any vested, in-the-money stock options; and any stock held for the incumbent’s benefit in any pension or 401(k) plans. As of the date of this proxy statement, all continuing NEOs have met their guideline.

Policy Regarding Trading in Company Stock; Hedging

We maintain policies and procedures for transactions in the Company’s securities that are designed to ensure compliance with applicable insider trading rules. The Company’s policies and procedures also prohibit all of our employees, officers and directors from purchasing financial instruments, including prepaid variable forward contracts, equity swaps, collars and exchange funds, designed to hedge or offset any decrease in market value of Company securities held by them. We also prohibit certain employees, officers and directors from pledging MoneyGram securities as collateral for loans (including margin loans) and engaging in short-term speculative trading of the Company’s securities, including, without limitation, short sales or put or call options involving the Company’s securities.

Clawback Policy

The Company’s incentive compensation award agreements and annual cash incentive plan provide that the HRNC may seek reimbursement of incentives paid or stock options and restricted stock/RSU proceeds provided to an NEO or other executive if it is later determined that the NEO or other executive engaged in misconduct, acted in a manner contrary to the Company’s interest or breached a non-competition agreement. To date, the HRNC has not exercised this right with respect to any plan award previously paid.

The Company has also adopted a clawback policy, which provides that:

●	Under the annual cash incentive plan, the Company may “recoup” or “clawback” prior bonuses from executives later determined to have contributed to compliance failures.

●

Certain executives, including the NEOs, who are found to have engaged in any non-compliant acts in any year will forfeit any entitlement to and be ineligible for any annual cash incentive compensation for that year.

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Peer Group Selection and Competitive Benchmarking

Our executive compensation program is designed to reward achievement of goals and to attract, retain and motivate our leaders in a competitive talent market. The HRNC examines the executive compensation of a group of peer companies (our “Compensation Peer Group”) to stay current with market pay practices and trends, and to understand the competitiveness of our total compensation and its various elements. The HRNC reviews at least annually the Compensation Peer Group to confirm that it includes companies that are comparable to MoneyGram on the basis of industry focus, scope of operations, size (based on revenues) and the competitive marketplace for talent. We use this data solely for informational purposes and do not target a specific percentile or make significant pay decisions based on market data alone. Although we believe this information can be helpful, we recognize that benchmarking is not always reliable and is subject to significant change from one year to the next—particularly for companies in the financial services industry. As a result, we use both Company and individual performance as primary drivers of pay levels, as opposed to market data.

The HRNC approved a number of changes to the Compensation Peer Group for 2019. In particular, Corelogic, Inc., CURO Group Holdings Corp, Exela Technologies, Inc., Square Inc. and WEX Inc. were added to the peer group and Blackhawk Network Holdings, Inc., Verifone Systems, Inc., Fidelity National Information Systems, Inc., Fiserv, Inc., PayPal Holdings, Inc., and Vantiv, Inc. were removed. Total System Services, Inc. was acquired by Global Payments Inc. in September of 2019 so will not be part of the list for 2020.

The following 14 companies in the table below made up the Compensation Peer Group that was considered by the HRNC in its 2019 compensation decisions.

Compensation Peer Group

ACI Worldwide, Inc.	Exela Technologies, Inc.	Square,Inc.

Cardtronics, Inc.	FleetCor Technologies, Inc.	Total System Services, Inc.

Corelogic, Inc.	Global Payments Inc.	The Western Union Company

CURO Group Holdings Corp	Green Dot Corporation	WEX Inc.

Euronet Worldwide, Inc.	Jack Henry & Associates, Inc.

The HRNC decided upon this peer group after consultation with its compensation consultant and primarily based its decision upon criteria including business alignment, industry relevance and competition for executive talent. While the companies in the Compensation Peer Group are generally larger than we are in terms of market capitalization and revenue, we believe this peer group composition is appropriate in light of the importance we ascribe to providing competitive pay opportunities sufficient to attract and retain the talented executives needed to lead the Company.

CEO Performance and Pay

Under Mr. Holmes’s leadership in 2019, the Company made significant progress toward its long-term goals. The following were some of the significant accomplishments achieved during 2019:

●	Achieved total revenue of $1,285.1 million on a reported basis during the year;

●	Adjusted EBITDA was $213.7 million, a 13% decrease on a reported basis (see Annex A for information regarding EBITDA and Adjusted EBITDA, including a reconciliation thereof to pre-tax income (loss));

●

MoneyGram’s business transformation continued to accelerate, demonstrated by the success of MoneyGram’s direct-to-consumer digital business in addition to continued better-than-expected expense reductions as a result of modernizing and digitizing global operations; and

●

MoneyGram continued to launch innovative solutions to improve the customer experience and to lead the evolution of digital P2P payments. Exciting recent launches include the innovative FastSend™ service enabling customers to send money directly to a phone number. Additionally, MoneyGram continued to expand its strategic partnership with Ripple as the first money transfer company to scale the use of blockchain capabilities.

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The HRNC assessed Mr. Holmes’s 2019 compensation consistent with our overall compensation strategy. In light of the achievements described above, the HRNC believes that the resulting total target compensation of $6.3 million was the appropriate level of compensation for Mr. Holmes during the year. Mr. Holmes’s total target compensation for 2019 was made up of $875,000 in base salary, $1,050,000 in annual cash incentive, and a long-term incentive award with a grant date value of $4,375,000. Approximately 86% of Mr. Holmes’s total target compensation was variable. The following chart shows the target total direct compensation mix for Mr. Holmes’s 2019 compensation.

2019 Compensation Review and Decisions

As discussed above under “—Peer Group Selection and Competitive Benchmarking,” we base our annual compensation decisions upon Company and individual performance as it relates to our goals and objectives. We believe this approach further strengthens the relationship between pay and performance for our senior executives.

Overview of 2019 Total Direct Compensation for our CEO and our other NEOs

COMPENSATION ELEMENT	WHAT IT DOES	HOW IT’S SET/LINKS TO PERFORMANCE

Base Salary	● Provides competitive fixed compensation ● Balances risk-taking concerns with pay for performance	● Job scope and impact, experience and capability, market compensation levels

Annual Cash Incentive	● Provides a competitive annual incentive opportunity ● Aligns with individual business unit (where appropriate) and Company performance	● Payout range: 0%—200% of target ● Based on achievement of financial goals (Adjusted Total Revenue and Adjusted EBITDA) ● Risk/control and compliance goals ● Based on objective performance metrics

Time-based RSUs	● Promotes executive retention ● Aligns executives’ interests with those of stockholders, as value of an executive’s grant increases only if the Company’s stock price increases	● Vest in three equal installments on each anniversary of the grant date

Performance-Based Cash	● Performance-based vesting aligns executives’ interests with the interests of our stockholders ● Rewards performance that drives stockholder value creation

●  Payout range: 0%—150% of target

●  Performance period: 2019

●  Targets based 25% on Adjusted Total Revenue and 75% on Adjusted EBITDA

●  Vests in three equal installments on each anniversary of the grant date, subject to satisfaction of performance conditions

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Base Salary

Base salary decisions for 2019 were determined by the HRNC based on the following factors:

●	Recommendations from the CEO (for NEOs other than the CEO);

●	Performance achievement (both Company and individual) relative to goals and objectives;

●	Scope and impact of each role and changes in job responsibility (in particular with respect to promotional increases);

●	Internal pay equity considerations; and

●	Peer group data.

Having considered these factors, the HRNC approved the following base salary increases in 2019:

			Base Salary at Year End (Annualized Rate)

NAMED EXECUTIVE	BASE SALARY INCREASE (OR DECREASE)		2018	2019	EFFECTIVE DATE	RATIONALE FOR CHANGE

W. Alexander Holmes	6%	$50,000	$825,000	$875,000	January 1, 2019	Market Adjustment

Lawrence Angelilli	—	$0	$425,000	$425,000	N/A	N/A

Kamila Chytil	29%	$125,000	$425,000	$550,000	March 23, 2019 and September 30, 2019	Promotion in September 2019 and Market Adjustment in March 2019

Grant Lines	—	$0	$450,000	$450,000	N/A	N/A

Andres Villareal	4%	$15,000	$400,000	$415,000	March 23, 2019	Market Adjustment and Performance

JoAnn Chatfield	8%	$25,000	$325,000	$350,000	March 23, 2019	Market Adjustment

Laura Gardiner	—	$0	$350,000	$350,000	N/A	N/A

Performance Bonus Plan

The PBP provides for annual cash incentive awards based on overall Company performance and individual performance and contribution. The HRNC sets specific performance objectives for the Company under the annual cash incentive plan.

Award Levels

In February 2019, the HRNC reviewed the annual incentive targets for each NEO to ensure that the Company is competitive under this element of compensation and the only change approved by the HRNC from 2018 annual incentive targets was a 10% increase for Mr. Angelilli in recognition of market data. In September 2019, the HRNC approved an annual incentive target increase for Ms. Chytil in connection with her promotion to Chief Operating Officer, from 80% to 100% of base salary. Consistent with our compensation objectives, as an executive assumes greater responsibility within the Company, a larger portion of his or her compensation is “at-risk” and tied to the achievement of Company and individual performance goals.

In 2019, the HRNC established annual incentive targets for our NEOs as follows:

NAMED EXECUTIVE	ANNUAL INCENTIVE TARGET AS A PERCENT OF BASE SALARY AS OF:
	12/31/2018	12/31/2019

W. Alexander Holmes	120%	120%

Lawrence Angelilli	70%	80%

Kamila Chytil	80%	100%

Grant Lines	80%	80%

Andres Villareal	70%	70%

Joann Chatfield	70%	70%

Laura Gardiner	70%	70%

Each NEO’s actual annual cash incentive award for 2019 was based on the Company’s achievement of annual financial results relative to performance objectives established by the HRNC as well as individual performance and contribution to the Company’s overall results (which is reflected in each NEO’s performance rating). In setting these goals, the HRNC considers input from management.

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2019 Performance Objectives

Under the annual cash incentive plan, the HRNC sets specific performance objectives for the Company, as well as threshold, target and maximum payout levels predicated on actual achievement, in accordance with the funding formula set forth below (with straight-line interpolation between levels).

	THRESHOLD	TARGET	MAXIMUM

Performance Achievement	90%	100%	115%

Payout	50%	100%	200%

For 2019, the HRNC approved Adjusted Total Revenue and Adjusted EBITDA (each as defined below), each weighted equally and each on a constant currency basis, as the performance measures governing annual incentive payouts. In setting these goals, the HRNC considered target Company performance under the challenging board-approved annual operating plan. The targets were designed to be challenging while recognizing business and broader economic uncertainties existing at the time the goals were established, including continued global macroeconomic and consumer headwinds.

PERFORMANCE MEASURES ($ IN MILLIONS)	WEIGHT	THRESHOLD	TARGET	MAXIMUM	2019 RESULTS		2019 PAYOUT RESULTS BY MEASURE(1)

Adjusted Total Revenue	50%	$1,273.6	$1,415.1	$1,627.4	$1,318.5	(3)	65.9%

Adjusted EBITDA(2)	50%	$ 198.2	$ 220.2	$ 253.2	$ 220.6	(4)	101.1%

(1)	Represents payout (as a percentage of target) on each respective performance measure under application of the funding formula presented above.

(2)

Adjusted EBITDA is EBITDA excluding restructuring and reorganization costs, legal and contingent matter costs, compliance enhancement program costs, stock-based, contingent and incentive compensation costs, direct monitor costs, severance and related costs, non-cash pension settlement charge and debt extinguishment costs.

(3)

Reflects constant currency Adjusted Total Revenue. Reported total revenue was $1,285.1 million which was adjusted by $22.1 million to reflect the impact from changes in exchange rates and by $11.3 million to reflect a change in the accounting treatment related to the benefit from the commercial transaction with Ripple Labs.

(4)

Reflects constant currency Adjusted EBITDA. Reported Adjusted EBITDA was $213.7 million, which was adjusted by $5.6 million to reflect the impact from changes in exchange rates and by $1.3 million to reflect the impact of the discretionary PBP adjustment.

2019 Actual Annual Cash Incentive Payouts

Based on the results achieved and the relative weighting of each performance objective (as shown in the table above), the 2019 level of performance achievement for the annual cash incentive plan pool was 83.5% of target. In recognition of strong performance by our continuing employees during a challenging year, the Board approved a discretionary upward PBP adjustment for continuing employees resulting in a PBP payout of 90% of target for such employees. Each NEO also received an individual performance rating, which served either as a multiplier or a detractor to his or her annual cash incentive payout. In addition to Company performance, each NEO’s performance rating also considers his or her technical and leadership competency and abilities in his or her role. All annual cash incentive payouts were approved by the HRNC.

NAMED EXECUTIVE	PERFORMANCE RATING	ANNUAL CASH INCENTIVE AS A PERCENT OF TARGET(1)

W. Alexander Holmes	100%	90%

Lawrence Angelilli	100%	90%

Kamila Chytil	100%	90%

Grant Lines	100%	90%

Andres Villareal	100%	90%

Joann Chatfield	85%	71%

Laura Gardiner	85%	71%

(1)	Represents a percentage comparison between the actual cash incentive amount paid to the NEO and such NEO’s target payout amount.

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Long-Term Incentives

Annual Long-Term Incentive Award Guidelines and 2019 Long-Term Incentive Grants

We typically make annual long-term incentive awards to the NEOs each year in order to reward performance that drives stockholder value creation and aligns the interests of our management team with those of our stockholders. Long-term incentive awards are granted under our 2005 Plan, which provides for a variety of different awards, including RSUs and performance awards.

The HRNC regularly reviews the Company’s annual long-term incentive grant guidelines, pursuant to which annual grant multiples are set for the NEOs. The equity grant guidelines for 2019, expressed as a multiple of base salary or as a specific dollar amount, are set forth below. The guidelines for our Chairman and CEO conform to the terms of his amended employment agreement. The guideline range for our other NEOs was expanded in 2018 to recognize the competitive market within which we compete for executive talent and additional responsibilities assumed by our NEOs.

LEVEL	PERCENT (or dollar amount)

Chairman and CEO	500%

Other NEOs	$900,000—$1,200,000

The HRNC determines the allocation between award types and sets the vesting criteria at the time of each grant. For 2019, the HRNC eliminated performance-based RSUs from our annual long-term incentive program and approved the allocation of the value of annual long-term incentive awards to be 75% performance-based cash awards and 25% time-based RSUs. Our decisions relating to equity awards are primarily influenced by the need to recruit and retain certain NEOs as well as to align the interests of the NEOs with those of our stockholders. The performance-vesting criteria for the performance-based cash awards serve to motivate the creation of stockholder value and the vesting criteria for the time-based RSU awards were developed to retain key executives. Time-based RSUs vest in three equal installments on each anniversary of the grant date.

The table below sets forth the total value of performance-based cash awards and total number of time-based RSUs granted to each NEO during 2019 in connection with annual long-term incentive awards:

NAMED EXECUTIVE	DATE OF GRANT	TOTAL GRANT DATE VALUE ($)	AWARD SPLIT AMONG
			Performance- Based Cash ($)	Time-Based RSUs (#)

W. Alexander Holmes	2/21/2019	$4,375,000	$3,281,250	441,028

Lawrence Angelilli	2/21/2019	$1,200,000	$ 900,000	120,968

Kamila Chytil	2/21/2019	$1,200,000	$ 900,000	120,968

Grant Lines	2/21/2019	$1,200,000	$ 900,000	120,968

Andres Villareal	2/21/2019	$ 900,000	$ 675,000	90,726

Joann Chatfield	2/21/2019	$ 900,000	$ 675,000	90,726

Laura Gardiner	2/21/2019	$ 900,000	$ 675,000	90,726

For the performance-based cash awards, the HRNC approved 2019 Adjusted Total Revenue and Adjusted EBITDA (as defined above for the Performance Bonus Plan) as the performance measures, each on a constant currency basis and as provided in the table below.

PERFORMANCE MEASURES ($ IN MILLIONS)	WEIGHT	THRESHOLD	TARGET	MAXIMUM	2019 RESULTS	2019 PAYOUT RESULTS BY MEASURE(1)

Adjusted Total Revenue	25%	$1,273.6	$1,415.1	$1,627.4	$1,318.5	65.9%

Adjusted EBITDA	75%	$ 198.2	$ 220.2	$ 253.2	$ 220.6	101.1%

(1)	Represents payout (as a percentage of target) on each respective performance measure under application of the funding formula presented above.

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Threshold, target and maximum payout levels for the performance-based cash awards are predicated on actual achievement, in accordance with the funding formula set forth below (with straight-line interpolation between levels). Once earned, the performance-based cash awards vest in three equal installments on each anniversary of the grant date, with up to 75% of the awards eligible to vest over such three-year period if the target level of Adjusted EBITDA is achieved for 2019 and up to 25% of the awards eligible to vest over such three-year period if the target level of Adjusted Total Revenue is achieved for 2019.

	THRESHOLD	TARGET	MAXIMUM

Performance Achievement	90%	100%	115%

Payout	50%	100%	150%

Following the conclusion of the performance period, the HRNC determined that the performance levels were met at a 92% attainment level for the performance-based cash awards granted to each of our NEOs in 2019.

2019 Promotional Long-Term Incentive Grants to Ms. Chytil

In September 2019, the HRNC approved an additional long-term incentive award to Ms. Chytil with an aggregate grant date value of $800,000 in connection with her promotion to Chief Operating Officer. The value approved by the HRNC was selected so that Ms. Chytil’s total long-term incentive awards for 2019 would be in line with the market target LTI award for a chief operating officer. Approximately 75% of the promotional long-term incentive value was granted as a performance-based cash award and 25% was granted as time-based RSUs. The terms applicable to the promotional grants to Ms. Chytil are the same as the respective annual long-term incentive grants, except that the vesting dates for the promotional grants are on the anniversary of the grant date of October 1, 2019.

Other Compensation

In addition to the components of total direct compensation for 2019 described above, a portion of our NEOs’ compensation includes other market competitive, non-variable compensation and benefits. These other compensation and benefits elements aid us in being able to recruit more effectively and to retain highly-qualified executive talent while competing with other companies that offer similar programs.

Retirement Benefits and Deferred Compensation

MoneyGram does not provide any form of pension or deferred compensation, other than a 401(k) plan. The 401(k) plan is the Company’s primary retirement plan for U.S. employees, including NEOs. The 401(k) plan is a defined contribution plan that allows employees whose customary employment is for 1,000 hours or more per year to defer up to 50% of their eligible compensation on a pre-tax or post-tax basis subject to limitations under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). MoneyGram matches 100% of the first three percent and 50% of the next two percent of compensation deferred by an eligible employee. In addition, a discretionary contribution may be granted annually by our Board; however, no discretionary contribution was granted for 2019. Employer contributions are invested according to a participant’s investment election for employee contributions. Employee contributions and the employer match are immediately 100% vested.

Severance Benefits

A discussion of the Company’s severance benefits for the NEOs is set forth below under “Executive Employment Agreements” and “Other Agreements.” Ms. Chatfield and Ms. Gardiner received severance benefits pursuant to these arrangements in connection with their termination of employment in 2020 and 2019, respectively.

Perquisites and Personal Benefits

MoneyGram provides limited perquisites to executive officers on a case-by-case basis. As such, in 2019, Mr. Lines received immigration and continued tax services support due to his permanent transfer to the U.S. from Dubai in 2018 as described in the “2019 Details Behind All Other Compensation Column Table.”

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Employment and Other Agreements

Executive Employment Agreements

MoneyGram currently maintains an employment agreement with Mr. Holmes, our CEO. None of our other NEOs has an employment agreement.

Alex Holmes

On March 2, 2018, the Company entered into an amended and restated employment agreement with Mr. Holmes (the “A&R Holmes Employment Agreement”), effective as of January 1, 2018, which amended and restated the original employment agreement with Mr. Holmes, dated July 30, 2015.

The A&R Holmes Employment Agreement provides that Mr. Holmes shall receive an annual base salary of $825,000 during the term of his employment pursuant to such agreement, which amount is subject to annual review and may be increased, but not decreased, without Mr. Holmes’s consent. During the term of his employment pursuant to the A&R Holmes Employment Agreement, Mr. Holmes shall be eligible to participate in the Company’s annual cash incentive plan, and shall be eligible to receive a target annual bonus equal to 120% of his base salary and a maximum annual bonus equal to two times his target bonus if the Company’s performance exceeds targeted levels. Also, during the term of his employment pursuant to the A&R Holmes Employment Agreement, Mr. Holmes shall participate in the 2005 Plan and shall receive an annual grant of equity or equity-based awards with an aggregate grant date fair market value equal to at least five times his annual base salary in effect at the time of grant, if the Company makes grants of such awards to other senior executive officers of the Company.

The A&R Holmes Employment Agreement provides that, during the term of his employment pursuant to such agreement, if Mr. Holmes is terminated without “cause” or resigns for “good reason” (each as defined in the A&R Holmes Employment Agreement), he shall receive, among other accrued benefits, the following: (i) a pro-rata portion of his bonus under the annual cash incentive plan for the fiscal year in which termination occurs, subject to the Company’s actual performance achievement; (ii) an aggregate payment of two times the sum of (a) his annual base salary and (b) his target bonus under the annual cash incentive plan; (iii) continuation of health and life insurance coverage for up to two years; and (iv) with respect to equity or equity-based awards held by Mr. Holmes on the date of termination, continued eligibility to vest on a pro-rata basis based on the Company’s actual performance achievement (for awards subject to performance-based vesting criteria), acceleration of the portion that would have vested on the next regularly-schedule vesting date or, if termination is within forty-five days from the next regularly-scheduled vest date, then acceleration of the portion that would have vested on the next two regularly-scheduled vesting dates (for awards subject to solely time-based vesting criteria) and an extended exercise period for an award of options that is or becomes vested on the date of termination. If Mr. Holmes is terminated during the term of his employment pursuant to the A&R Holmes Employment Agreement due to death or “disability” (as defined in the A&R Holmes Employment Agreement), he shall receive, among other accrued benefits, the payments and benefits described in clause (i) of the preceding sentence.

The A&R Holmes Employment Agreement also provides that if Mr. Holmes’s employment is terminated by the Company without cause or by Mr. Holmes for good reason, in each case, within the 24-month period immediately following a change in control, then, in addition to the payments and benefits described in clauses (i), (ii) and (iii) in the paragraph above, each equity or equity-based award and long-term performance-based cash award held by Mr. Holmes on the date of such termination shall become immediately vested in full on the date of termination (at 100% of the applicable target level in the case of any award then subject to performance-based vesting).

Other Agreements

Employee Trade Secret, Confidential Information and Post-Employment Restriction Agreement

Each of the NEOs, other than Mr. Holmes, whose trade secret, confidentiality and post-employment restriction provisions were included in his employment agreement, has entered into an Employee Trade Secret, Confidential Information and Post-Employment Restriction Agreement. Under these agreements, each NEO agrees to confidentiality and non-disparagement obligations that extend indefinitely. In addition, under these agreements, each NEO agrees to non-competition provisions with respect to certain competing businesses and non-solicitation restrictions with respect to employees and customer relationships for defined periods of time.

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Severance Benefits

The Company maintains severance arrangements for all of its NEOs, the intended benefits of which are to provide financial protection in the event of a termination that could disrupt the careers of the NEOs. The severance benefits allow the NEOs to focus on corporate performance and maximizing value for the benefit of stockholders in the event of a change of control or other potential termination of employment by providing an economic means for the NEO to transition away from the employment with the Company. Participation by an NEO in any plan or agreement requires the approval of the HRNC. For a description of the Company’s severance agreements, see below and also “Potential Payments Upon Termination or Change Of Control” in this proxy statement.

Severance Agreements

Each of the NEOs, other than Mr. Holmes, whose severance provisions were included in his employment agreement, has entered into an individual severance agreement with the Company. These individual severance agreements, as most recently amended and restated effective May 8, 2019, provide for severance benefits in the event that an NEO’s employment is terminated at any time by the Company without “cause” or without cause or for “good reason” within the 24-month period following a “change in control” (each quoted term as defined in the severance agreements). The severance agreements do not provide for severance benefits solely in the event of a change in control.

If an NEO is terminated without cause, the severance agreements provide for severance in an amount equal to one year of the NEO’s annual base salary payable in equal installments over the twelve-month period following the date of termination, and, provided the Company achieves its applicable performance goals, a pro rata portion of the NEO’s annual incentive bonus for the year in which the termination occurs (not to exceed the NEO’s annual target incentive opportunity), payable in a lump sum when such cash bonuses are regularly paid. The severance provisions under these agreements become available to the respective NEO on or after the first anniversary of such person’s employment with the Company.

If an NEO is terminated without cause or resigns for good reason within the two-year period following the consummation of a change in control, in addition to the benefits described above, the severance agreements provide for full vesting (at 100% of the applicable target level for performance-based awards if termination occurs on or prior to the last day of the performance period) of any outstanding restricted stock unit awards or long-term performance-based cash awards (including any replacement awards or awards into which any such awards are converted into in connection with a change in control) held by the NEO on the date of termination.

Restricted Stock Unit Agreements

Pursuant to the terms of the RSU agreements for outstanding performance-based RSUs held by NEOs other than Mr. Holmes, if a participant is terminated for cause or resigns from the Company or any of its subsidiaries, all units subject to the award shall be forfeited. If a participant is terminated without cause or due to death or disability prior to completion of half of the performance period, all units subject to the award shall be forfeited. If a participant is terminated (1) without cause or due to death or disability after completion of half of the performance period but on or prior to the last day of the performance period, one-third of the units will vest based on actual performance determined after the completion of the performance period, and all unvested units will be forfeited, or (2) following the last day of the of the performance period, the units subject to the next vesting installment will vest and all other unvested units will be forfeited. In the event that the units are assumed or otherwise replaced in connection with a change in control, and a participant’s employment is terminated without cause or a participant terminates his or her employment for good reason, in each case within the 12-month period immediately following such change in control, then, if the termination occurs on or prior to the last day of the performance period, the units will vest at the target level and, if the termination occurs after the end of the performance period, all remaining installments will vest.

Pursuant to the terms of the agreements for outstanding time-based RSUs held by NEOs other than Mr. Holmes, if a participant is terminated for cause or resigns from the Company or any of its subsidiaries, any units that are not vested as of such date will be forfeited. If a participant is terminated without cause or due to death or disability, then the number of units that would have vested during the 12-month period following the termination date will vest as of the termination date. In the event the units are assumed or otherwise replaced in connection with a change in control and a participant’s employment is terminated without cause or a participant terminates his or her employment for good reason, in each case within 12 months following such change in control, then all unvested units will vest as of the termination date.

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Pursuant to the terms of the RSU agreements for outstanding performance-based RSUs held by Mr. Holmes, if he is terminated for cause or he resigns other than for good reason, any units that are not vested as of such date shall be forfeited. If Mr. Holmes is terminated without cause or he resigns for good reason prior to completion of half of the performance period, then a prorated number of units will vest based on actual performance determined after completion of the performance period, and all unvested units will be forfeited. If Mr. Holmes is terminated due to death or disability prior to completion of half of the performance period, all units subject to the award shall be forfeited. If Mr. Holmes is terminated without cause or due to death or disability, or he resigns for good reason (1) after completion of half of the performance period but on or prior to the last day of the performance period, then one-third of the units will vest based on actual performance determined after the completion of the performance period, and all unvested units will be forfeited, or (2) following the last day of the of the performance period, then the units subject to the next vesting installment will vest and all other unvested units will be forfeited. In the event that the units are assumed or otherwise replaced in connection with a change in control, and Mr. Holmes’s employment is terminated without cause or he resigns for good reason, in each case within the 12-month period immediately following such change in control, then, if the termination occurs on or prior to the last day of the performance period, the units will vest at the target level and, if the termination occurs after the end of the performance period, all remaining installments will vest.

Pursuant to the terms of the agreements for outstanding time-based RSUs held by Mr. Holmes, if he is terminated for cause or he resigns other than for good reason, any units that are not vested as of such date will be forfeited. If Mr. Holmes is terminated without cause or due to death or disability, or he resigns for good reason, then the number of units that would have vested during the 12-month period following the termination date will vest as of the termination date. In the event the units are assumed or otherwise replaced in connection with a change in control and Mr. Holmes’s employment is terminated without cause or he resigns for good reason, in each case within 12 months following such change in control, then all unvested units will vest as of the termination date.

The treatment of certain RSUs granted to the NEOs other than Mr. Homes is also governed by the terms of the amended and restated severance agreements as described above under “—Other Agreements—Severance Agreements” and the treatment of certain RSUs granted to Mr. Holmes are also governed by the terms of his existing employment agreement as described above under “—Executive Employment Agreements—Alexander Holmes.”

Performance-Based Cash Award Agreements.

Pursuant to the terms of the performance-based cash award agreements for outstanding awards held by our NEOs other than Mr. Holmes, if a participant is terminated for cause or resigns from the Company or any of its subsidiaries, any amount of the award that is not vested as of such date shall be forfeited. If a participant is terminated without cause or due to death or disability prior to completion of half of the performance period, the total amount of the award shall be forfeited. If a participant is terminated without cause or due to death or disability (1) after completion of half of the performance period but on or prior to the last day of the performance period, then one-third of the award will vest based on actual performance determined after the completion of the performance period, and any unvested amount of the award will be forfeited, or (2) after completion of the performance period, then the portion of the award subject to the next vesting installment will vest, and any unvested amount of the award will be forfeited. If a participant is terminated without cause or for good reason, in each case with the 12-month period following a change in control, then, if the termination occurs on or prior to the last day of the performance period, the award will vest at the target level and, if the termination occurs after the end of the performance period, all remaining installments will vest.

Pursuant to the terms of the performance-based cash award agreements for outstanding awards held by Mr. Holmes, if he is terminated for cause or resigns other than for good reason, any amount of the award that is not vested as of such date shall be forfeited. If Mr. Holmes is terminated without cause or he resigns for good reason, prior to completion of half of the performance period, then a prorated portion of the award will vest based on actual performance determined after completion of the performance period, and any unvested portion of the award will be forfeited. If Mr. Holmes is terminated due to death or disability prior to completion of half of the performance period, the total amount of the award shall be forfeited. If Mr. Holmes is terminated without cause or due to death or disability, or he resigns for good reason (1) after completion of half of the performance period but on or prior to the last day of the performance period, then one-third of the award will vest based on actual performance determined after the completion of the performance period, and any unvested amount of the award will be forfeited, or (2) after completion of the performance period, then the portion of the award subject to the

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next vesting installment will vest, and any unvested amount of the award will be forfeited. If Mr. Holmes is terminated without cause or for good reason, in each case with the 12-month period following a change in control, then, if the termination occurs on or prior to the last day of the performance period, the award will vest at the target level and, if the termination occurs after the end of the performance period, all remaining installments will vest.

The treatment of the performance-based cash awards granted to the NEOs other than Mr. Homes is also governed by the terms of the amended and restated severance agreements as described above under “—Other Agreements—Severance Agreements” and the treatment of the performance-based cash awards granted to Mr. Holmes are also governed by the terms of his existing employment agreement as described above under “—Executive Employment Agreements—Alexander Holmes.”

Stock Option Agreements

We have not granted stock options to any NEO since 2014 and all outstanding stock options held by our NEOs are now fully vested by their terms. Pursuant to the terms of the form stock option agreements for stock options awarded after November 2011, if an optionee’s employment is terminated for cause, any portion of the option that has not been exercised shall be immediately forfeited. If there is a change in control of the Company and the per share fair market value of the Company’s common stock on the occurrence of the change in control does not exceed the per share option price, then the option shall immediately terminate. However, if the fair market value exceeds the option price on the occurrence of the change in control, the Committee, in its sole discretion, may (1) provide the optionee reasonable time to exercise the option, (2) provide for the termination of the option in exchange for payment to the optionee of the excess of the (x) aggregate fair market value of the common stock issuable pursuant to the option over (y) the aggregate option price or (3) if the change in control involves a merger or consolidation with another company, provide for the assumption or substitution by the surviving entity or its parent of awards with substantially the same terms as the option.

The treatment of stock options granted to Mr. Holmes are governed by the terms of his existing long-term equity award agreements and the provisions of his existing employment agreement as described above under “—Executive Employment Agreements.”

Annual Cash Incentive Plan

Pursuant to the terms of the annual cash incentive plan, in the event of a change of control, each participant in the plan shall be entitled to a pro rata bonus award calculated on the basis of achievement of the performance goals through the date of the change of control. In the event of a participant’s termination of employment to retirement, death or disability, the participant shall be eligible to receive a pro rata bonus award if bonus awards are paid by the Company.

Applicable Definitions

For purposes of the agreements described in this section entitled “—Other Agreements” and in the section entitled “—Executive Employment Agreements,” the terms listed below are defined as follows:

(i) “cause” generally means (a) the executive has willfully refused to carry out the reasonable and lawful directions, within the executive’s control and responsibilities, of the Board or the person to whom the executive reports for 10 days following notice of such failure, (b) the executive has committed fraud or dishonesty in the performance of his or her duties, (c) the executive has committed an act constituting a felony, misdemeanor involving moral turpitude, or violation of federal securities laws, or the executive is indicted for a felony, (d) the executive has engaged in willful misconduct or gross negligence that could reasonably be expected to be injurious to our financial condition or business reputation, (e) the executive has materially breached our code of conduct or ethics or any other code of conduct in effect from time to time (to the extent applicable to the executive) resulting in a material adverse effect on us, or (f) the executive has breached an Employee Trade Secret Agreement, Confidential Information Agreement, Post-Employment Restriction Agreement, or other similar agreement resulting in an adverse effect on us.

(ii) “good reason” generally means (a) a material reduction in the executive’s position or responsibilities, (b) a material reduction in the executive’s base salary or target bonus opportunity, except in connection with across-the-board compensation reductions of less than 10% applicable to similarly situated employees, or (c) a change in the geographic location of the executive’s place of work by more than 50 miles. The executive must

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notify us in writing of his or her intent to terminate employment with good reason within 60 days after the occurrence of an event, and we have a 30-day cure period to remedy such event after receipt of notice.

(iii) “disability” generally means the executive’s physical or mental incapacity rendering the executive incapable of performing his or her duties or responsibilities with respect to us for an extended period of time.

(iv) “change of control” generally means (a) a sale or other transfer of all or substantially all of our assets, (b) the transfer of more than 50% of our outstanding stock, or (c) the consummation of a merger, recapitalization or share exchange with another entity that results in a person obtaining 50% or more of our voting power; however, for purposes of the annual cash incentive plan, a “change of control” generally means (a) the acquisition by a person of 20% or more of our outstanding shares of common stock or of the voting power of the outstanding voting securities, (b) a change in the majority composition of our Board, (c) the consummation of a reorganization, merger, consolidation, sale or other disposition of all or substantially all of our assets, or (d) our stockholders’ approval of a complete liquidation or dissolution.

Tax Deductibility

The Company’s ability to deduct compensation expense for federal income tax purposes is subject to the limitations of Section 162(m) of the Internal Revenue Code (the “Code”). Section 162(m) limits deductibility to $1 million for certain executive officers. Under the tax laws in effect before 2018, compensation that qualified as “performance-based compensation” under Section 162(m) was deductible without regard to this limitation. Effective for tax years beginning after December 31, 2017, the “Tax Cuts and Jobs Act of 2017” generally eliminated the performance-based exemption, subject to a special rule that grandfathers certain awards and agreements that were in effect on November 2, 2017.

While the HRNC is mindful of the limitation imposed by Section 162(m) of the Internal Revenue Code, it also recognizes that facts and circumstances may render compliance with those limitations inappropriate, at odds with the best interest of the Company or inconsistent with the then-prevailing competitive market conditions. In such event, the HRNC’s priority will be determining what is in the best interest of the Company and its stockholders rather than obtaining the potential benefit of a tax deduction and, therefore, may approve compensation that is not deductible for tax purposes.

COMPENSATION COMMITTEE REPORT

The Human Resources and Nominating Committee of the Board, which performs equivalent functions to a compensation committee, has reviewed and discussed with management the Compensation Discussion and Analysis section that follows and, based on such review and discussion, has recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

Respectfully Submitted,

J. Coley Clark (Chair)

Seth W. Lawry

Antonio O. Garza

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38	Executive Compensation Tables

EXECUTIVE COMPENSATION TABLES

The following tables and accompanying narrative disclosure should be read in conjunction with the Compensation Discussion and Analysis above, which sets forth the objectives of MoneyGram’s executive compensation and benefit programs.

2019 SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)

W. Alexander Holmes	2019	872,885	68,200	1,093,750	1,693,938	12,910	3,741,683

Chairman and Chief Executive Officer	2018	821,154	—	3,093,763	1,275,150	11,000	5,201,067

	2017	725,000	450,000	2,175,006	915,000	10,800	4,275,806

Lawrence Angelilli	2019	425,000	22,100	300,000	498,700	17,536	1,263,336

Chief Financial Officer	2018	418,269	—	675,007	371,350	11,000	1,475,626

	2017	398,077	—	675,012	310,800	10,800	1,394,689

Kamila K. Chytil	2019	466,346	26,300	500,000	512,150	8,564	1,513,360

Chief Operating Officer	2018	421,731	—	900,012	344,650	11,000	1,677,393

Grant Lines	2019	450,000	23,400	300,000	534,650	40,146	1,348,196

Chief Revenue Officer	2018	412,767	—	900,012	664,900	809,764	2,787,443

	2017	350,068	300,000	675,012	298,992	90,890	1,714,962

Andres Villareal	2019	410,962	18,800	225,000	396,200	15,225	1,066,187

Chief Compliance Officer

Joann Chatfield(5)	2019	343,269	—	225,000	248,808	630,557	1,447,634

Former Chief Marketing Officer

Laura Gardiner(6)	2019	195,192	—	225,000	77,708	724,782	1,222,682

Former Chief Human Resources Officer

1.

The Board approved a discretionary adjustment on the achievement of 2019 annual cash incentive plan awards under the PBP from 83.5% to 90% (6.5%) for continuing employees in recognition of strong performance in a challenging year. The amount indicated in this column for 2019 is reflective of the 6.5% difference in the amount between actual achievement (83.5%) and final payment (90%).

2.

Amounts included in this column represent the aggregate grant date fair value of the RSUs awarded to NEOs calculated in accordance with the applicable accounting guidance under FASB ASC 718. The grant date fair values have been determined based on the assumptions and methodologies set forth in Note 12—Stock-Based Compensation of the Notes to Consolidated Financial Statements in our 2019 10-K.

3.

Non-equity incentive plan compensation includes annual cash incentive plan awards earned under the PBP. For 2019, this column also includes cash payments made in 2019 with respect to the portion of the performance-based cash awards granted in 2016 through 2018 that vested in 2019. The performance period applicable to the performance-based cash awards granted in 2018 ended on December 31, 2018 and the HRNC determined that the performance levels for such awards were met at a 77% attainment level. The amount included for the 2018 performance-based cash award in the 2019 row is as follows or each of the NEOs: Mr. Holmes—$264,688; Mr. Angelilli—$57,750; Ms. Chytil—$77,000; Mr. Lines—$77,000; Mr. Villareal—$57,750; Ms. Chatfield—$57,750 and Ms. Gardiner—$57,750. The amount included for the 2017 performance-based cash award in the 2019 row is as follows for each of the NEOs: Mr. Holmes—$181,250; Mr. Angelilli—$56,250; Ms. Chytil—$56,250; Mr. Lines—$56,250; Mr. Villareal—$56,250; Ms. Chatfield—$8,438 and Ms. Gardiner—$8,438. The amount included for the 2016 performance-based cash award in the 2019 row is follows for each of the NEOs: Mr. Holmes—$371,200; Mr. Angelilli—$100,800; Ms. Chytil—$41,600; Mr. Lines—$115,200; Mr. Villareal—$41,600; Ms. Chatfield—$11,520 and Ms. Gardiner—$11,520. This column does not include amounts relating to the performance-based cash awards granted in 2019, which will be recorded under the “Non-Equity Incentive Plan Compensation” column of this table in the year paid.

4.	For a breakdown of the components that make up “All Other Compensation” for the NEOs in 2019, refer to the table entitled “2019 All Other Compensation Table” immediately below.

5.	Ms. Chatfield served as our Chief Marketing Officer until November 22, 2019 but continued her employment with the Company in a non-officer capacity until March 2, 2020.

6.	Ms. Gardiner’s employment with the Company terminated on July 5, 2019.

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2019 DETAILS BEHIND ALL OTHER COMPENSATION COLUMN

Name	Year	Group Term Life ($)(1)	Registrant Contributions to Defined Contribution Plans ($)(2)	Tax Preparation ($)(3)	Miscellaneous ($)(4)	Severance ($)(5)

W. Alexander Holmes	2019	1,710	11,200	—	—	—

Lawrence Angelilli	2019	6,336	11,200	—	—	—

Kamila K. Chytil	2019	1,026	7,538	—	—	—

Grant Lines	2019	4,386	11,200	20,515	4,045	—

Andres Villareal	2019	4,025	11,200	—	—	—

Joann Chatfield	2019	1,794	11,200	—	—	617,563

Laura Gardiner	2019	1,794	11,200	—	—	711,788

(1)	Amounts included in this column reflect costs for Company-provided life insurance premiums.

(2)

The 401(k) plan allows employees to defer up to 50% of eligible compensation subject to federal tax law limits. MoneyGram matches 100% of the first three percent and 50% of the next two percent of compensation deferred. The matching contributions for 2019 are set forth in the table.

(3)

Amount included in this column reflects tax preparation fees paid by MoneyGram on behalf of Mr. Lines in connection with his 2018 relocation from Dubai to the U.S. as provided in his relocation agreement.

(4)

Amount included in this column for Mr. Lines reflects fees associated with the immigration processing and tax service assistance related to his permanent transfer to the U.S. that is being sponsored by MoneyGram.

(5)

Amounts in this column include severance payments and benefits accrued for or paid to Ms. Chatfield and Ms. Gardiner in connection with their termination of employment as of March 2, 2020 and July 5, 2019, respectively. For Ms. Chatfield, the amount represents $350,000 for 12 months of base salary and an aggregate of $267,563 for accelerated performance-based cash award payouts pursuant to the terms of awards granted in 2017, 2018 and 2019. Ms. Chatfield is also entitled to a prorated payout under the 2020 Performance Bonus Plan, which will be based on actual achievement and therefore is not included in the table as it not determinable until after completion of the 2020 performance period. For Ms. Gardiner, the amount represents $350,000 for 12 months of base salary, $88,600 for a prorated payout under the 2019 Performance Bonus Plan, and an aggregate of $273,188 for accelerated performance-based cash award payouts pursuant to the terms of awards granted in 2017, 2018 and 2019.

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40	Executive Compensation Tables

2019 GRANTS OF PLAN-BASED AWARDS

The following table summarizes the 2019 grants of equity and non-equity plan-based awards for each NEO.

Name				Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards		All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards ($)(2)
	Grant Date	Approval Date		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)

W. Alexander Holmes	2/21/2019	2/21/2019	**	525,000	1,050,000	2,100,000

	2/21/2019	2/21/2019	*	1,640,625	3,281,250	4,921,875

	2/21/2019	2/21/2019	*						441,028	1,093,750

Lawrence Angelilli	2/21/2019	2/20/2019	**	170,000	340,000	680,000

	2/21/2019	2/20/2019	*	450,000	900,000	1,350,000

	2/21/2019	2/20/2019	*						120,968	300,000

Kamila K. Chytil	2/21/2019	2/20/2019	**	202,000	404,000	808,000

	2/21/2019	2/20/2019	*	450,000	900,000	1,350,000

	10/1/2019	9/26/2019	*	300,000	600,000	900,000

	2/21/2019	2/20/2019	*						120,968	300,000

	10/1/2019	9/26/2019	*						54,496	200,000

Grant Lines	2/21/2019	2/20/2019	**	180,000	360,000	720,000

	2/21/2019	2/20/2019	*	450,000	900,000	1,350,000

	2/21/2019	2/20/2019	*						120,968	300,000

Andres Villareal	2/21/2019	2/20/2019	**	144,100	288,200	576,400

	2/21/2019	2/20/2019	*	337,500	675,000	1,012,500

	2/21/2019	2/20/2019	*						90,726	225,000

Joann Chatfield	2/21/2019	2/20/2019	**	120,550	241,100	482,200

	2/21/2019	2/20/2019	*	337,500	675,000	1,012,500

	2/21/2019	2/20/2019	*						90,726	225,000

Laura Gardiner	2/21/2019	2/20/2019	**	62,425	124,850	249,700

	2/21/2019	2/20/2019	*	337,500	675,000	1,012,500

	2/21/2019	2/20/2019	*						90,726	225,000

*	Denotes time-based RSUs and performance-based cash awards granted pursuant to the 2005 Plan.

**	Denotes annual cash incentive awards under the PBP, which by its terms is governed by the 2005 Plan.

(1)

The awards described under these columns reflect (a) potential awards under the 2019 annual cash incentive plan under the PBP and (b) the performance-based cash awards granted in 2019. Actual payout amounts of the annual cash incentive awards under the PBP have already been determined and were paid in February 2020 and are included in the “Non-Equity Incentive Plan Compensation” and “Bonus” columns of the Summary Compensation Table above. Performance-based cash awards will be reported in the Summary Compensation table in the year paid.

(2)

The amount included in this column represents the aggregate grant date fair value of the awards made to NEOs calculated in accordance with applicable accounting guidance under FASB ASC 718 (see Note 12—Stock-Based Compensation of the Notes to Consolidated Financial Statements in our 2019 Annual Report on Form 10-K). For time-based RSUs, the grant date fair value is determined as the closing sales price of the common stock on the grant date multiplied by the number of units that are expected to vest.

Restricted Stock Units.    Awards of time-based RSUs were granted under the 2005 Plan for 2019. These RSUs will vest, and become payable in shares of the Company’s common stock, in three substantially equal, annual installments measured from the grant date as long as the NEO remains continuously employed by the Company or one of its subsidiaries through the applicable vesting date.

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Performance-Based Cash Awards.    Performance-based cash awards were granted under the 2005 Plan for 2019. The performance-based cash awards vest in three equal installments on each anniversary of the grant date if certain performance goals are achieved, with up to 75% of the performance-based cash awards eligible to vest over such three-year period if a target level of Adjusted EBITDA is achieved for the year ended December 31, 2019 and up to 25% of the performance-based cash awards eligible to vest over such three year period if a target level of Adjusted Total Revenue is achieved for the year ended December 31, 2019. Under the terms of the award agreements, these performance-based cash awards have the potential to pay out at 50% of target cash amount awarded if the Company achieves threshold-level performance and up to 150% of target cash amount awarded if the Company achieves maximum-level performance. Attainment between the threshold and target and the target and maximum performance goals is subject to straight-line interpolation. With respect to the performance-based cash awards granted in 2019, the HRNC determined that the performance levels were met at a 92% attainment level.

For a more detailed discussion of the information set forth in the Summary Compensation Table and Grants of Plan-Based Awards Table above, please see the section above titled “Compensation Discussion and Analysis—2019 Compensation Review and Decisions.”

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42	Executive Compensation Tables

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2019

The following table summarizes the total outstanding equity awards as of December 31, 2019 for each NEO.

	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($/Sh)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value (as of December 31, 2019) of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Name and Grant Date	Exercisable (#)	Unexercisable (#)

W. Alexander Holmes

2/17/2010	12,500	—	—	22.24	2/17/2020	—	—	—	—

7/11/2011	25,000	—	—	28.00	7/11/2021	—	—	—	—

11/17/2011	8,250	—	—	17.03	11/17/2021	—	—	—	—

3/21/2012	13,526	—	—	18.39	3/21/2022	—	—	—	—

2/26/2013	26,835	—	—	16.48	2/26/2023	—	—	—	—

2/22/2017	—	—	—	—	—	52,324	109,880	—	—

3/1/2018	—	—	—	—	—	179,893	377,775	—	—

02/21/2019	—	—	—	—	—	441,028	926,159	—	—

Lawrence Angelilli

9/27/2011	31,250	—	—	19.28	9/27/2021	—	—	—	—

11/17/2011	3,000	—	—	17.03	11/17/2021	—	—	—	—

2/26/2013	7,989	—	—	16.48	2/26/2023	—	—	—	—

2/24/2014	6,146	—	—	20.08	2/24/2024	—	—	—	—

2/22/2017	—	—	—	—	—	16,240	34,104	—	—

3/1/2018	—	—	—	—	—	39,250	82,425	—	—

2/21/2019	—	—	—	—	—	120,968	254,033	—	—

Kamila K. Chytil

2/22/2017	—	—	—	—	—	16,240	34,104	—	—

3/1/2018	—	—	—	—	—	52,333	109,899	—	—

02/21/2019	—	—	—	—	—	120,968	254,033	—	—

10/01/2019	—	—	—	—	—	54,496	114,442	—	—

Grant Lines

2/22/2017	—	—	—	—	—	16,240	34,104	—	—

3/1/2018	—	—	—	—	—	52,333	109,899	—	—

02/21/2019	—	—	—	—	—	120,968	254,033	—	—

Andres Villareal

02/22/2017	—	—	—	—	—	16,240	34,104	—	—

3/1/2018	—	—	—	—	—	39,250	82,425	—	—

02/21/2019	—	—	—	—	—	90,726	190,525	—	—

Joann Chatfield

11/17/2011	640	—	—	17.03	11/17/2021	—	—	—	—

02/26/2013	4,025	—	—	16.48	2/26/2023	—	—	—	—

02/24/2014	2,867	—	—	20.08	2/24/2024	—	—	—	—

02/22/2017	—	—	—	—	—	1,625	3,413	—	—

05/16/2017	—	—	—	—	—	604	1,268	—	—

03/01/2018	—	—	—	—	—	39,250	82,425	—	—

02/21/2019	—	—	—	—	—	90,726	190,525	—	—

Laura Gardiner (3)

06/29/2012	1,333	—	—	14.60	1/1/2020	—	—	—	—

02/26/2013	2,293	—	—	16.48	1/1/2020	—	—	—	—

02/24/2014	1,719	—	—	20.08	1/1/2020	—	—	—	—

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(1)

For awards of time-based RSUs granted during 2017, 2018, and 2019 the awards will vest, and become payable in shares of the Company’s common stock, in three substantially equal annual installments beginning one year from the grant date as long as the NEO remains continuously employed by the Company through the applicable vesting date. This column also reflects the number of performance-based RSUs that have been earned and remain eligible to vest pursuant to the performance-based RSUs granted in each of February 2017 and March 2018, based on actual Company performance with respect to the performance goals as of the end of the performance period (December 31, 2017 and December 31, 2018 for the 2017 and 2018 performance-based RSUs, respectively), as determined by the HRNC. In February 2019, the HRNC determined that the performance levels for the 2018 performance-based RSUs were met at the 77% attainment level. In January 2018, the HRNC determined that the performance levels for the 2017 performance-based RSUs were met at the 75% attainment level. The 2017 and 2018 performance-based RSUs vest in three equal installments on each anniversary of the grant date, subject to continuous employment by the Company or one of its subsidiaries through the vesting date.

(2)

The market value of shares or units of stock is calculated by multiplying the number of shares or units reported with respect to the award by the closing price of our stock on the Nasdaq on December 31, 2019, which was $2.10 per share.

(3)	As a result of Ms. Gardiner’s termination of employment on July 5, 2019, all of her outstanding options expired on January 1, 2020.

2019 OPTION EXERCISES AND STOCK VESTED TABLE

The following table summarizes the vesting of RSUs during 2019 for each NEO. No stock options were exercised by any NEOs during 2019.

	Option Awards		Stock Awards(1)

Named Executive	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)

W. Alexander Holmes	—	—	255,662	645,566

Lawrence Angelilli	—	—	66,657	168,715

Kamila K. Chytil	—	—	53,035	133,676

Grant Lines	—	—	73,192	184,987

Andres Villareal	—	—	48,540	123,422

Joann Chatfield	—	—	25,352	63,013

Laura Gardiner(3)	—	—	77,812	190,494

(1)	Represents vesting of time-based and performance-based RSUs.

(2)	Aggregate dollar amount realized upon vesting is computed by multiplying the number of shares subject to the RSU award that vested by the closing price of our stock on the vesting date.

(3)	Of this number, 52,251 shares represent settlement of RSUs that accelerated in connection with Ms. Gardiner’s termination of employment.

Potential Payments upon Termination or Change of Control

The following tables reflect the amount of compensation that each of the current NEOs would have received in the event of termination of such NEO’s employment with MoneyGram under a variety of circumstances, assuming that termination was effective as of December 31, 2019. The amounts represent the compensation and benefits due and payable upon the different termination events as provided for in the applicable agreements and plans in existence as of December 31, 2019.

While the summaries below provide an estimate of the payments that may be made to the NEOs, actual payments to an NEO upon the various termination events can only be determined at the time of such NEO’s actual termination. The tables include only those benefits, if any, that are enhanced or increased as a result of the termination event specified and do not include benefits that the NEO is entitled to receive regardless of the termination event, including but not limited to: (i) any base salary earned but not yet paid; (ii) amounts contributed to or accrued and earned under broad-based employee benefit plans, such as the 401(k) plan; and (iii) basic continuation of medical, dental, life and disability benefits.

The following tables and summaries reflect, for Ms. Chatfield, the actual benefits and payments made to her in connection with her termination on March 2, 2020 and, for Ms. Gardiner, the actual benefits and payments made to her in connection with her termination of employment on July 5, 2019.

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44	Executive Compensation Tables

Potential Payments and Benefits upon Termination following a Change of Control

Certain of MoneyGram’s compensation and benefit plans contain provisions for enhanced benefits upon a termination within a specified period following a change of control of MoneyGram. The following table sets forth the benefits each of our current NEOs would have been eligible to receive pursuant to each NEO’s employment agreement or severance agreement, as applicable, and under our awards granted pursuant to the 2005 Plan upon a termination of employment without “cause” or for “good reason” immediately following a change of control of the Company as of December 31, 2019.

Benefit	W. Alexander Holmes(1)	Lawrence Angelilli(2)	Kamila Chytil (2)	Grant Lines(2)	Andres Villareal(2)

Severance Payment	$3,850,000	$425,000	$550,000	$450,000	$415,000

Bonus (annual cash incentive plan)(3)	$945,000	$306,000	$363,600	$324,000	$259,400

Accelerated vesting of RSUs(4)	$1,278,915	$338,369	$472,651	$358,210	$274,861

Accelerated vesting of Performance-Based RSUs(5)	$134,900	$32,193	$39,827	$39,827	$32,193

Accelerated vesting of performance-based cash Awards(6)	$3,991,875	$1,071,750	$1,710,250	$1,110,250	$846,750

Welfare Benefits(7)	$53,626	$—	$—	$—	$—

Total	$10,254,316	$2,173,312	$3,136,328	$2,282,287	$1,828,204

(1)

The Holmes Employment Agreement does not provide any payments or benefits upon a termination of employment in connection with a change of control beyond the benefits and payments provided upon a termination of employment without cause or with good reason in the absence of a change of control. Please see footnote (2) to the “Potential Payments and Benefits upon Termination without Cause or Termination by Executive with Good Reason” table for an explanation of amounts potentially payable to Mr. Holmes under the Holmes Employment Agreement upon a termination of employment by the Company without cause or by Mr. Holmes for good reason. The amounts included in this table for Mr. Holmes with respect to RSUs, performance-based RSUs and performance-based cash awards reflect the amounts Mr. Holmes is eligible to receive pursuant to his applicable award agreements in connection with an involuntary termination without “cause” or for “good reason” following a change in control.

(2)

The severance agreements for these NEOs in effect on December 31, 2019 provided for (i) severance in an amount equal to one year of the NEO’s annual base salary, (ii) provided the Company achieves its applicable performance goals, a pro rata portion of the NEO’s annual incentive bonus for the year in which the termination occurs (not to exceed the NEO’s annual target incentive opportunity), and (iii) full vesting of any outstanding restricted stock unit awards or long-term performance-based cash awards (at 100% of the applicable target level, in the case of any award subject to performance-based vesting criteria if termination occurs on or prior to the last day of the performance period), in each case, upon a termination without cause or for good reason within the two-year period following a change in control.

(3)

Amount represents a 2019 annual cash incentive plan payment based on actual achievement of Company performance goals through December 31, 2019. 83.5% of the total incentive paid is based upon Company results, plus an additional 6.5% for continuing NEOs in recognition of strong performance in a challenging year, for a total payment of 90% of target.

(4)

Valuation is based on the number of shares subject to the time-based RSU awards that would vest upon a change in control in connection with an involuntary termination without “cause” or “good reason” multiplied by the closing market price of our common stock on December 31, 2019, which was $2.10 per share.

(5)

Represents remaining unvested portion of the performance-based RSUs granted in March 2018 and February 2017 based on actual performance, in each case, that would vest upon a change of control in connection with an involuntary termination without “cause” or for “good reason.” Valuation is based on the number of shares subject to the performance-based RSU awards that would vest upon a change in control in connection with an involuntary termination without “cause” or “good reason” multiplied by the closing market price of our common stock on December 31, 2019, which was $2.10 per share.

(6)

Represents the target amount of performance-based cash awards granted in February 2019 and the remaining unvested portion of performance-based cash awards granted in March 2018 and February 2017 based upon actual performance attainment, which would vest upon a change of control in connection with an involuntary termination without “cause” or for “good reason.” On December 31, 2019, the performance period applicable to the performance-based cash awards granted in February 2019 had not yet ended; however, after the conclusion of that performance period, the HRNC determined that the performance levels with respect to such awards were met at a 92% attainment level. With respect to the remaining unvested portions of the performance-based cash awards granted in February 2017, which vested on February 22, 2020, the amounts reported in this row reflect the actual performance attainment levels of 75% with respect to such awards. With respect to the remaining unvested portions of the performance-based cash awards granted in March 2018, which are scheduled to vest in equal installments on March 1 of 2020 and 2021, the amounts reported in this row reflect the actual performance attainment levels of 77% with respect to such awards.

(7)

Amount represents the value of continued welfare benefits during the applicable severance period following a termination without “cause” or for “good reason,” which is up to 24 months for Mr. Holmes under the A&R Holmes Employment Agreement.

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Potential Payments and Benefits upon Termination without Cause or Termination by Executive with Good Reason

The following table sets forth the benefits Ms. Chytil and Messrs. Holmes, Angelilli, Lines and Villareal, would have been eligible to receive pursuant to each such NEO’s employment agreement or severance agreement, as applicable, and under our awards granted pursuant to the 2005 Plan upon a termination of employment without cause or, in the case of Mr. Holmes, for good reason, as of December 31, 2019. For Ms. Chatfield and Ms. Gardiner, the following table sets forth benefits and payments each was entitled to in connection with her actual termination of employment on March 2, 2020 and July 5, 2019, respectively.

Benefit	W. Alexander Holmes(1)	Lawrence Angelilli(2)	Kamila Chytil(2)	Grant Lines(2)	Andres Villareal(2)	Joann Chatfield(2)	Laura Gardiner(2)

Severance Payment(3)	$3,850,000	$425,000	$550,000	$450,000	$415,000	$350,000	$350,000

Bonus (annual cash incentive plan)(4)	$945,000	$306,000	$363,600	$324,000	$259,400	$—	$88,600

Accelerated vesting of RSUs(5)	$524,561	$139,123	$187,137	$149,029	$117,974	$100,451	$111,644

Accelerated vesting of Performance-Based RSUs(6)	$82,412	$20,740	$24,557	$24,557	$20,740	$12,587	$14,803

Accelerated vesting of performance-based cash Awards(7)	$1,452,188	$390,000	$593,250	$409,250	$321,000	$267,563	$273,188

Welfare Benefits(8)	$53,626	$—	$—	$—	$—	$—	$—

Total	$6,907,787	$1,280,863	$1,718,544	$1,356,836	$1,134,114	$730,601	$838,235

(1)

For a description of Mr. Holmes’ severance benefits under the Holmes Employment Agreement, see “Executive Compensation—Compensation Discussion and Analysis—Executive Employment Agreements—Alexander Holmes.” In the event of a termination by the Company without cause or by Mr. Holmes for good reason on or after January 1, 2016, Mr. Holmes’ outstanding cash and equity-based incentive awards granted prior to January 1, 2016, will continue to be governed by the terms of the applicable award.

(2)

These NEOs have entered into severance agreements with the Company, which provide for severance if the NEO’s employment is terminated by the Company without “cause.” The severance agreements provide for severance payments equal to: (i) the NEO’s then-current monthly base salary multiplied by 12, payable in equal monthly installments; and (ii) a pro rata portion of the NEO’s annual target incentive bonus for the year in which the termination occurs (not to exceed the NEO’s annual target incentive opportunity), payable in a lump sum. For a description of the severance agreements, see “Executive Compensation—Compensation Discussion and Analysis—Other Agreements—Severance Agreements.”

(3)

For a description of the calculation of the salary severance payment, see the discussion of the employment agreements and severance agreements set forth in “Executive Compensation—Compensation Discussion and Analysis—Executive Employment Agreements—Alexander Holmes” and “Executive Compensation—Compensation Discussion and Analysis—Other Agreements—Severance Agreements” in this proxy statement.

(4)

Amount represents a 2019 annual cash incentive plan payment based on actual achievement of Company performance goals through December 31, 2019. 83.5% of the total incentive paid is based upon Company results, plus an additional 6.5% for continuing NEOs in recognition of strong performance in a challenging year, for a total payment of 90% of target. No amount is shown for Ms. Chatfield because, in connection with her termination of employment in March 2020, she is entitled to a prorated payout under the 2020 annual cash incentive plan, which will be based on actual achievement and therefore is not determinable until after completion of the 2020 performance period.

(5)

For all NEOs other than Ms. Chatfield and Ms. Gardiner, valuation is based on the number of shares subject to the time-based RSU awards that would vest upon a termination without “cause” or with “good reason” multiplied by the closing market price of our common stock on December 31, 2019, which was $2.10 per share. For Ms. Chatfield and Ms. Gardiner, valuation is based on the number of shares subject to the time-based RSU awards that actually vested upon their termination of employment multiplied by the closing market price of our common stock on March 2, 2020, which was $2.24 per share, and July 5, 2019, which was $2.42 per share, respectively.

(6)

For all NEOs other than Ms. Chatfield and Ms. Gardiner, valuation is based on the number of shares subject to the performance-based RSU awards (based on actual performance attainment) that would vest upon a termination without “cause” or with “good reason” multiplied by the closing market price of our common stock on December 31, 2019, which was $2.10 per share. For Ms. Chatfield and Ms. Gardiner, valuation is based on the number of shares subject to the performance-based RSU awards (based on actual performance attainment) that actually vested upon their termination of employment multiplied by the closing market price of our common stock on March 2, 2020, which was $2.24 per share, and July 5, 2019, which was $2.42 per share, respectively.

(7)

Amounts represent the value of the performance-based cash award granted in February 2019 and the remaining unvested portion of performance-based cash awards granted in February 2017 and March 2018 that would accelerate (a) with respect to Mr. Holmes, upon a termination without “cause” for “good reason” and (b) with respect to the other NEOs, upon a termination without “cause,” each based on the actual performance attainment levels of 92% for the performance-based cash awards for 2019, 77% for the performance-based cash awards granted in 2018 and 75% for the performance-based cash awards granted in February 2017, each as determined by the HRNC.

(8)

Amount represents the value of continued welfare benefits upon a termination without “cause” or for “good reason” during the applicable severance period, which is up to 24 months for Mr. Holmes under the A&R Holmes Employment Agreement.

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Potential Payments and Benefits upon Retirement, Death or Disability

The columns in the table below represent payments that each of our current NEOs would be eligible to receive in the event of a qualified retirement (age 55 with ten years of service) or the NEO’s death or disability. The NEOs would be entitled to receive pro rata payments under certain incentive plans and certain pro rata vesting of RSUs. The payments below assume that the termination event occurred as of December 31, 2019.

Benefit	W. Alexander Holmes	Lawrence Angelilli	Kamila Chytil	Grant Lines	Andres Villareal

Bonus (annual cash incentive plan)(1)	$945,000	$306,000	$363,600	$324,000	$259,400

Accelerated vesting of RSUs(2)	$524,561	$139,123	$187,137	$149,029	$117,974

Accelerated vesting of Performance-Based RSUs(3)	$82,412	$20,740	$24,557	$24,557	$20,740

Accelerated vesting of performance-based cash Awards(4)	$1,452,188	$390,000	$593,250	$409,250	$321,000

Total	$3,004,161	$855,863	$1,168,544	$906,836	$719,114

(1)

Pursuant to the annual cash incentive plan, if a participant terminates employment due to (i) retirement upon attaining age 55 or older and completing 10 years of service with the Company, (ii) death, or (iii) disability, the participant is eligible to receive a pro rata bonus award if bonus awards are paid by the Company.

(2)

Valuation is based on the number of shares subject to the time-based RSU awards that would vest upon a termination due to death or disability multiplied by the closing market price of our common stock on December 31, 2019, which was $2.10 per share.

(3)

Valuation is based on the number of shares subject to the performance-based RSU awards (based on actual performance attainment) that would vest upon a termination due to death or disability multiplied by the closing market price of our common stock on December 31, 2019, which was $2.10 per share.

(4)

Amounts represent the value of the performance-based cash awards granted in February 2019 and the remaining unvested portion of the performance-based cash award granted in March 2018 and February 2017 that would accelerate upon a termination due to death or disability, each based on the actual performance attainment levels of 92% for the performance-based cash awards granted in February 2019, 77% for the performance-based cash awards granted in March 2018 and 75% for the performance-based cash awards granted in February 2017, each as determined by the HRNC.

CEO Pay Ratio

Pursuant to Section 953(b) of Dodd-Frank and Item 402(u) of Regulation S-K, this section provides information regarding the relationship of the annual total compensation of all of our employees (other than our CEO) to the annual total compensation of our CEO, Mr. Holmes. The annual total compensation of our CEO for 2019, as reported in the Summary Compensation Table above, was $3,741,683. Our median employee’s annual total compensation was $65,722 in 2019. Based on this information, for 2019, the ratio of the annual total compensation of Mr. Holmes to the median of the annual total compensation of all of our employees (other than Mr. Holmes) was 57 to 1.

Methodology and Assumptions

The median annual total compensation for all our employees reported above reflects the compensation actually paid to an employee who represents the median of our entire employee population when ranked on the basis of compensation. To identity this median employee, as well as to determine the ratio of the total annual compensation of the median employee to the total annual compensation of our Chief Executive Officer, we utilized the methodology and assumptions set forth below.

As permitted by the SEC rules, the median employee utilized for 2019 is the same employee identified in 2017 because there have been no changes in our employee population or employee compensation arrangements that we reasonably believe would result in a significant change to this pay ratio disclosure.

We selected December 31, 2017 as the date on which to determine our employee population for purposes of identifying our median employee, because such date provided payroll data and other information necessary to efficiently determine our employee population. As of December 31, 2017, our employee population consisted of 2,936 individuals, including 1,180 full-time employees in the U.S. and 1,756 full-time employees outside of the U.S. This population included all individuals employed by the Company or any of its consolidated subsidiaries, whether as a full-time, part-time, seasonal, or temporary workers. This population did not include independent contractors engaged by the Company.

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In identifying our median employee, we utilized the consistently applied compensation measures described below, which we believe provide a reasonable basis for determining each employee’s total annual compensation as well as a useful measure in evaluating each employee’s total annual compensation and identifying our median employee. For employees located in the United States, we calculated total annual compensation by aggregating, as applicable, each such employee’s (i) base wages or salary (including any overtime pay) realized for the 2017 fiscal year, (ii) annual incentive bonus or any other type of incentive pay received in the 2017 fiscal year, and (iii) target annual long-term incentive plan amounts in effect as of the end of the 2017 fiscal year. For employees located outside the United States, we utilized the same compensation measure used for employees located in the United States, except that we used base wages or salary amounts, as applicable, that were in effect as of December 31, 2017 (as opposed to actually realized for fiscal year 2017), as precise base wage and salary information was not available for all of our foreign employees. For the 606 employees hired during 2017, we annualized each such employees’ compensation in order to establish a more direct comparison to the annual total compensation of our employees that were employed for all of 2017. Such annualization adjustments included target annual bonus amounts for the employees hired in 2017 in order to more closely approximate the compensation such employees would have received had they been employed by the Company for all of 2017 and to align such annualized amounts with the annual total compensation of our employees that were employed for all of 2017 and received annual bonuses in the first quarter of 2017. No cost-of-living adjustments were made in identifying our median employee. This calculation methodology was consistently applied to our entire employee population, determined as of December 31, 2017, in order to identify our median employee.

We calculated each element of our median employee’s annual compensation for 2019 in accordance with paragraph (c)(2)(x) of Item 402 of Regulation S-K. The difference between our median employee’s total annual compensation calculated using our consistently applied compensation measure for determining our median employee and the employee’s annual total compensation calculated in accordance with paragraph (c)(2)(x) of Item 402 of Regulation S-K represents the Company’s 401(k) matching contributions made with respect such employee pursuant to our 401(k) plan. Similarly, the 2019 annual total compensation of our CEO was calculated in accordance with paragraph (c)(2)(x) of Item 402 of Regulation S-K, as reported in the “Total” column of the Summary Compensation Table above.

PROPOSAL 4: APPROVAL OF AMENDED AND RESTATED MONEYGRAM INTERNATIONAL, INC. 2005 OMNIBUS INCENTIVE PLAN, INCLUDING AN INCREASE IN THE NUMBER OF AUTHORIZED SHARES UNDER THE PLAN

At the 2020 Annual Meeting, the stockholders will be asked to approve the amendment and restatement (the “Amendment and Restatement”) of the 2005 Plan. If the Amendment and Restatement is approved at the 2020 Annual Meeting, it will become effective as of May 6, 2020, the day of the 2020 Annual Meeting. The Company believes approval of the Amendment and Restatement is advisable in order to ensure the Company has an adequate number of shares of Company common stock available in connection with its incentive compensation programs.

Background and Purpose of the Proposal

The Company’s stockholders approved the 2005 Plan at the 2005 Annual Meeting and most recently approved an amendment and restatement of the 2005 Plan at the 2015 Annual Meeting. The purpose of this Amendment and Restatement is to:

●	Increase the number of shares of Company common stock that may be issued under the 2005 Plan by 8,900,000 shares;

●	Extend the term of the 2005 Plan to May 6, 2030;

●	Add a default definition for “Change in Control”;

●	Eliminate the use of the fungible share counting provision for purposes of new awards;

●	Expand the limitations on reuse of shares;

●	Remove or revise certain provisions related to Section 162(m);

●	Increase the per person annual limit on performance awards denominated in shares of our common stock that may be granted, from 550,000 shares to 1,550,000 shares;

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●	Expand the limitation on compensation to non-employee directors to include both cash and equity compensation;

●	Require that dividend equivalents will remain subject to performance and/or vesting requirements to the same extent as the applicable award;

●	Prohibit the transfer of options to a third-party financial institution in exchange for a cash payment or other consideration without stockholder approval; and

●	Make certain other clarifying or administrative changes.

On March 4, 2020, the Board, upon the recommendation of the HRNC, unanimously approved the Amendment and Restatement to effect the revisions described above, subject to stockholder approval at the 2020 Annual Meeting. If the Amendment and Restatement is not approved by the stockholders at the 2020 Annual Meeting, then the 2005 Plan will continue in effect in its present form and we believe we would be at a disadvantage against our competitors for recruiting, retaining and motivating those individuals who are critical to our success. We could be forced to increase cash compensation, reducing resources available to meet our business needs.

Also on March 3, 2020, the HRNC, and on March 4, 2020 for Mr. Holmes, the Board, approved time-based RSUs for our executive officers and certain other employees for an aggregate of 3,199,294 shares of Company common stock, subject to stockholder approval of the Amendment and Restatement at the 2020 Annual Meeting (the “March 2020 Grants”). See below under “New Plan Benefits” for details on the March 2020 Grants.

The March 2020 Grants may be settled in cash or stock, at the Company’s discretion. If the Amendment and Restatement is not approved by stockholders at the 2020 Annual Meeting, the March 2020 Grants will be settled in cash to the extent shares are not available for issuance under the 2005 Plan at the time of settlement.

While the Company is aware of the potential dilutive effect of compensatory equity awards, the Company also recognizes the significant motivational and performance benefits that may be achieved from making such awards. As described in greater detail above in “Compensation Discussion and Analysis,” the Company’s ability to grant compensatory equity awards is essential to fulfilling the objectives of its compensation program, which include attracting and retaining the services of individuals who are motivated to support long-term value creation for the Company’s stockholders and aligning the interests of the Company’s executives and other service providers with those of its stockholders.

Current Overview of Outstanding Equity Awards

As of March 9, 2020 and including the March 2020 Grants, there were 388,302 shares subject to outstanding options (which options have a weighted average exercise price of $19.27 and are all significantly out-of-the-money), 4,816,499 shares of time-based RSUs outstanding, 80,969 shares underlying outstanding performance-based RSUs, and no shares available for future awards under the 2005 Plan. If the March 2020 Grants were to be fully settled in stock, an additional 1,279,888 shares of Company common stock would be needed under the 2005 Plan to be able to settle those awards.

Based on 72,270,060 shares of Company common stock outstanding as of March 9, 2020 (including D Stock on an as-converted basis), the 3,617,580 shares issuable under existing grants under the 2005 Plan (assuming full settlement of 1,919,406 of the March 2020 Grants in shares) represent an “overhang” of approximately 5.01% of shares. If stockholders approve the Amendment and Restatement, the additional 8,900,000 shares available for issuance would increase the overhang to approximately 17.9%. We calculate “overhang” as:

TOTAL OVERHANG  =

(Options + RS+RSUs Outstanding) + Shares Available For Grant +  Add’l Shares Requested

Total Common Shares Outstanding

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We closely monitor our stock award burn rate each year. Our annual burn rate is determined by dividing the number of shares of Company common stock subject to stock-based awards granted in a fiscal year by the weighted average number of shares of Company common stock outstanding for that fiscal year

Based on our current equity award practices, we estimate that the authorized shares under the Amendment and Restatement should be sufficient to provide us with an opportunity to grant equity awards for the next two years. This is only an estimate, and future circumstances could cause the share reserve to be used more quickly or more slowly. These circumstances include the future price of shares of Company common stock, the number of full-value awards provided as long-term incentive compensation, payout of performance-based awards in excess of target amounts in the event of superior performance, hiring activity, promotions, and forfeitures.

The closing price of the Company’s common stock as of March 9, 2020 was $1.81 per share, as reported on the Nasdaq Global Select Market.

Summary of the 2005 Plan, as Amended by the Amendment and Restatement

The purpose of the 2005 Plan is to promote the interests of MoneyGram and our stockholders by aiding us in attracting and retaining employees, officers, consultants, advisors and non-employee directors, which we refer to as eligible participants, who we expect will contribute to our growth and financial performance for the benefit of our stockholders.

The following is a summary of the material terms of the 2005 Plan, as amended to reflect the Amendment and Restatement. This summary does not purport to be a complete description of all provisions of the 2005 Plan and is qualified in its entirety by reference to the 2005 Plan, as amended by the Amendment and Restatement. A copy of the 2005 Plan, as amended by the Amendment and Restatement, is attached as Annex B to this proxy statement.

Key Features of the 2005 Plan

Key features of the 2005 Plan, as amended by the Amendment and Restatement, include:

●	No discounted options or other awards may be granted;

●

No recycling of shares that are (1) withheld or tendered to pay the exercise price of an award or to satisfy tax obligations relating to an award, (2) repurchased by the Company using option exercise proceeds, (3) or subject to a stock appreciation right in excess of the number of shares delivered upon exercise;

●	Awards are non-transferable, except by will or by the laws of descent and distribution;

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●	No automatic award grants are made to any eligible individual;

●	Limitations on the maximum number or amount of awards that may be granted to certain individuals during any calendar year, including non-employee directors;

●	No payout of dividend equivalents until performance and/or vesting requirements on the applicable award are satisfied;

●	No repricing of stock options or stock appreciation rights without stockholder approval; and

●	No single trigger vesting of awards upon a change in control.

Administration

The HRNC or any successor committee designated by the Board serves as the “committee” under, and administers, the 2005 Plan and has full power and authority to determine when and to whom awards will be granted, and the type, amount, form of payment and other terms and conditions of each award, consistent with the provisions of the 2005 Plan. In addition, the committee can specify whether, and under which circumstances, awards to be received under the 2005 Plan or amounts payable under such awards may be deferred automatically or at the election of either the holder of the award or the committee. Subject to the provisions of the 2005 Plan, the committee may amend or waive the terms and conditions, or accelerate the exercisability or the lapse of restrictions, of an outstanding award, and may provide in the terms of an award agreement for the acceleration of vesting and exercisability or lapse of restrictions upon the occurrence of certain events or transactions. The committee has authority to interpret the 2005 Plan and establish rules and regulations for the administration of the 2005 Plan.

The Board or the committee may delegate its powers under the 2005 Plan to a committee of one or more directors who are not non-employee directors to grant awards to certain eligible persons. In addition, to the extent consistent with applicable law, the Board or the committee may authorize one or more of our officers to grant awards under the 2005 Plan, provided that awards made by these officers may not be made to executive officers or directors who are subject to Section 16 of the Exchange Act.

Eligible Participants

Any employee, officer, consultant, advisor or non-employee director providing services to us or any of our affiliates, who is selected by the committee, is eligible to receive an award under the 2005 Plan. As of March 9, 2020, there were 2,278 employees and 6 non-employee directors eligible to participate in the 2005 Plan. In addition, individuals who are not employees or directors but who provide consulting, advisory or other similar services to us and our subsidiaries are also potentially eligible to participate in the 2005 Plan, although it has not been our practice to make awards to such individuals.

Shares Available For Awards

Share Reserve Limit.    The aggregate number of shares of our common stock that may be issued under all stock-based awards made under the 2005 Plan is currently 15,425,000. The Amendment and Restatement would increase the number of shares of common stock available under the 2005 Plan by 8,900,000 shares. Accordingly, the aggregate maximum number of shares authorized to be issued under the 2005 Plan as amended by the Amendment and Restatement is 24,325,000 (the “Share Reserve Limit”), subject to the share counting requirements described below.

The committee will adjust the share limits in the 2005 Plan in the case of a stock dividend or other distribution, including a stock split, merger or other similar corporate transaction or event, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be provided under the 2005 Plan.

If an award is terminated, forfeited or cancelled without the issuance of any shares or if shares covered by an award are not issued for any other reason, the shares previously set aside for such award are available for future awards under the 2005 Plan. If shares of restricted stock awarded under the 2005 Plan are forfeited or otherwise reacquired by us prior to vesting, those shares are again available for awards under the 2005 Plan. However, shares (1) tendered or withheld as payment of the purchase or exercise price of an award or in satisfaction of tax obligations relating to an award, (2) repurchased by us using option exercise proceeds, and (3) subject to a stock appreciation right (“SAR”) in excess of the number of shares that are delivered upon exercise, will not be available again for granting awards.

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Share Counting Requirements.    The amendment and restatement of the 2005 Plan that was approved by stockholders at the 2015 Annual Meeting provided for a “Fungible Share Pool,” which was composed of an aggregate of 8,300,000 shares. Any shares that were subject to awards granted under the Fungible Share Pool have been counted against the Share Reserve Limit as one share for every one share subject to a granted award if the award is an option or stock appreciation right and as 1.75 shares for every one share subject to awards other than options, stock appreciation rights or other awards the value of which is based solely on an increase in the value of our common stock (“Full Value Awards”). The Amendment and Restatement will eliminate the Fungible Share Pool for purposes of new awards. If the Amendment and Restatement is approved at the 2020 Annual Meeting, any shares that are subject to awards not granted under the Fungible Share Pool will be counted against the Share Reserve Limit as one share for every one share subject to the granted award.

For awards not granted under the Fungible Share Pool, any shares that again become available for issuance pursuant to new awards will be added back to the 2005 Plan as one share for each share that was subject to the award. For awards granted under the Fungible Share Pool, any shares that again become available for issuance under the 2005 Plan will be added back to the 2005 Plan as one share if such shares were subject to an option or a stock appreciation right and as 1.75 shares if such shares were subject to a Full Value Award and, if and when such shares are subject to new awards, will be counted as against the Share Reserve Limit as one share for every one share subject to the granted award.

Certain Award Limitations.    Certain awards under the 2005 Plan are subject to limitations as follows (which such limitations are subject to adjustment in a manner consistent with the other provisions of the 2005 Plan):

●

In any calendar year, no person may be granted (1) stock options, stock appreciation rights or other awards, the value of which is based solely on an increase in the value of our common stock, for more than 1,500,000 shares in the aggregate, (2) performance awards denominated in shares (including restricted stock and RSUs, whether payable in cash, shares or other property) for more than 1,550,000 shares and (3) performance awards denominated in cash for more than $5,000,000 in value.

●

In any calendar year, none of our non-employee directors individually may be granted or awarded compensation in excess of an aggregate of $350,000, based on the value of cash compensation and the grant date fair value of shares, in respect of such director’s service as a member of the Board, except that the Board may, in its discretion, provide such director with an additional retainer or other fee, including for service on a specific purpose committee or for any other special service.

●	A maximum of 1,000,000 shares may be granted as incentive stock options under the 2005 Plan, subject to the provisions of Section 422 or 424 of the Code or any successor provision.

Types of Awards and Terms and Conditions

The 2005 Plan permits the grant of: stock options (including both incentive and non-qualified stock options); SARs; restricted stock and RSUs; dividend equivalents; performance awards of cash, stock or property; stock awards; and other stock-based awards.

Awards may be granted alone, in addition to, in combination with or in substitution for, any other award granted under the 2005 Plan or any other compensation plan, except that dividend equivalents may not be granted in tandem with any option or SAR. Awards can be granted for no cash consideration or for any cash or other consideration as may be determined by the committee or as required by applicable law. Awards may provide that upon the grant or exercise thereof, the holder will receive cash, shares of our common stock, other securities or property, or any combination of these in a single payment, installments or on a deferred basis. The exercise price per share under any stock option and the grant price of any SAR may not be less than the fair market value of our common stock on the grant date of such option or SAR except to satisfy legal requirements of foreign jurisdictions or if the award is in substitution for an award previously granted by an entity acquired by us. Determinations of fair market value under the 2005 Plan are made in accordance with methods and procedures established by the committee, and unless determined otherwise shall generally be the closing sale price for our common stock on the Nasdaq Global Select Market on the grant date.

Stock Options.    The committee may grant options to purchase shares of our common stock that are either “incentive stock options,” meaning they are intended to satisfy the requirements of Section 422 of the Code, or “non-qualified stock options,” which are not intended to satisfy the requirements of Section 422 of the Code. The holder of an option is entitled to purchase a number of shares of our common stock at a specified exercise price

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during a specified time period, all as specified in the option award agreement as determined by the committee. The maximum term of an option granted under the 2005 Plan is ten years from the date of grant. The option exercise price may be payable either in cash or check or, at the discretion of the committee and to the extent permitted by law, with previously acquired shares of our common stock, through a broker-assisted cashless exercise mechanism, by directing the Company to withhold shares of our common stock that would otherwise be delivered on exercise of the option, or by such other method as the committee may determine to be appropriate.

Stock Appreciation Rights.    A SAR entitles the holder to receive, upon settlement, the excess of the fair market value as of the exercise date or, if the committee so determines, as of any time during a specified period before or after the exercise date, of a specified number of shares of our common stock over the grant price of the SAR. SARs vest and become exercisable in accordance with a vesting schedule established by the committee.

Restricted Stock and RSUs.    The holder of restricted stock will own shares of our common stock subject to restrictions imposed by the committee (including, for example, restrictions on the right to vote the restricted shares or to receive any dividends with respect to the shares) for a specified time period determined by the committee. The holder of RSUs will have the right, subject to any restrictions imposed by the committee, to receive shares of our common stock, or a cash payment equal to the fair market value of those shares, at some future date determined by the committee. Except as otherwise determined by the committee, upon a participant’s termination of employment or service during the applicable restriction period, restricted stock and RSUs held by the participant will be forfeited, except that the committee may waive in whole or in part any or all remaining restrictions with respect to the restricted stock or RSUs.

Dividend Equivalents.    The holder of a dividend equivalent is entitled to receive payments (in cash, shares of our common stock, other securities, other awards or other property, as determined in the committee’s discretion) equivalent to the amount of cash dividends paid by us to our stockholders, with respect to the number of shares determined by the committee. Dividend equivalents are subject to other terms and conditions determined by the committee. In no event may dividend equivalents be granted in tandem with or linked to any option or SAR, or be contingent on or otherwise payable on the exercise of any option or SAR. If dividend equivalents are declared during a period that an award is outstanding, the dividend equivalents will be accumulated, but remain subject to performance and/or vesting requirements to the same extent as the applicable award, and will be paid only at the time or times such performance and/or vesting requirements are satisfied.

Performance Awards.    A performance award may be payable in cash or stock and will be conditioned upon the achievement of one or more objective performance goals established by the committee. The committee is required to certify in writing that the applicable performance goals have been met prior to payment of any performance awards to participants. The committee determines the length of the performance period, establishes the performance goals for the performance period, and determines the amounts of the performance awards for each participant.

Stock Awards.    The committee may grant unrestricted shares of our common stock, subject to terms and conditions determined by the committee and the limitations in the 2005 Plan.

Other Stock-Based Awards.    The committee is also authorized to grant other types of awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to our common stock, subject to terms and conditions determined by the committee and the limitations in the 2005 Plan.

Duration, Termination and Amendment of the 2005 Plan

The Amendment and Restatement would extend the 2005 Plan’s term from May 7, 2025 to May 6, 2030, unless discontinued or terminated earlier by the Board. No awards may be made after that date. However, unless otherwise expressly provided in an applicable award agreement, any award granted under the 2005 Plan prior to expiration may extend beyond the expiration of the 2005 Plan through the award’s normal expiration date.

The Board may amend, alter, suspend, discontinue or terminate the 2005 Plan at any time, including to increase the cost of the plan to the Company or to alter the allocation of benefits, although stockholder approval must be obtained for any action that would (i) require stockholder approval under the rules and regulations of the SEC, the Nasdaq Market LLC, any other securities exchange or the Financial Industry Regulatory Authority, Inc. that are applicable to us, (ii) increase the number of shares of our common stock available under the 2005 Plan, (iii) increase the award limits under the 2005 Plan, (iv) permit repricing of options or SARs, or (v) permit awards of options or SARs at a price less than fair market value except as otherwise permitted by the 2005 Plan.

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Minimum Vesting Requirements

Awards under the 2005 Plan generally will be subject to a minimum vesting period of three years from the grant date, unless the award is an option or SAR (or other award for which the participant pays an amount equal to or exceeding the fair market value of our common stock) or is conditioned on personal performance, or the performance of the Company or its affiliates, in which case the minimum vesting period is one year from the grant date; provided, however, that such minimum vesting periods will not apply to grants of awards to non-employee directors with respect to up to an aggregate of 770,000 shares. Despite these limitations, the committee also may permit accelerated vesting in the case of a participant’s death, disability or retirement, or a change in control of the Company.

For purposes of the 2005 Plan, unless otherwise defined in an award agreement, or any other applicable employment, severance or change in control agreement between the participant and the Company, a “change in control” of the Company generally means the consummation of (1) a sale, transfer or other conveyance or disposition, in any single transaction or series of transactions, of all or substantially all of the Company’s assets, (2) the transfer of more than 50% of the outstanding securities of the Company, calculated on a fully diluted basis, to an entity or group, or (3) the merger, consolidation reorganization, recapitalization or share exchange of the Company with another entity, in each case in clauses (2) and (3) above, under circumstances in which the holders of the voting power of the outstanding securities of the Company, as the case may be, immediately prior to such transaction, together with such holders’ affiliates and related parties, hold less than 50% in voting power of the outstanding securities of the Company or the surviving entity or resulting entity, as the case may be, immediately following such transaction. The issuance of securities by the Company will not, in any event, constitute a “change in control,” and a sale or other transfer or series of transfers of all or any portion of the securities of the Company held by the investors and their affiliates and related parties will not constitute a “change in control” unless such sale or transfer or series of transfers results in an entity or group other than the investors and their affiliates and related parties holding more than 50% in voting power of the outstanding securities of the Company.

Prohibition on Repricing Awards

Without the approval of our stockholders, the committee may not reprice, adjust or amend the exercise price of any options or the grant price of any SAR previously awarded, whether through amendment, cancellation and replacement grant, cash buyout, or any other means, except in connection with a stock dividend or other distribution, including a stock split, merger or other similar corporate transaction or event, in order to prevent dilution or enlargement of the benefits, or potential benefits intended to be provided under the 2005 Plan.

Transferability of Awards

Unless otherwise provided by the committee, awards under the 2005 Plan may only be transferred by will or by the laws of descent and distribution.

Certain Federal Income Tax Consequences

The following discussion is for general information only and is intended to summarize briefly certain U.S. federal tax consequences of awards contemplated under the 2005 Plan. The discussion relates to U.S. federal tax consequences only and applies to participants who are U.S. citizens or residents for U.S. federal income tax purposes. The discussion is based on current laws in effect as of the date of this proxy statement, which are subject to change (possibly retroactively). The tax treatment of participants in the 2005 Plan may vary depending on each participant’s particular situation and may, therefore, be subject to special rules not discussed below. The discussion does not discuss any potential foreign, state or local tax consequences or any tax consequences related to the transfer of awards. Participants are advised to consult with a tax advisor concerning the specific tax consequences of participating in the 2005 Plan.

Tax Consequences to Participants under the 2005 Plan

Stock Options and Stock Appreciation Rights.    A participant will not recognize taxable income upon the grant of a stock option (whether an incentive stock option or a non-qualified stock option) or a SAR. Upon the exercise of a non-qualified stock option or a SAR, a participant will recognize ordinary compensation income (subject to withholding if the participant received the award as an employee) in an amount equal to the excess (if any) of (i) the amount of cash and the fair market value of the common stock received, over (ii) the exercise price or grant price of the award. A participant will generally have a tax basis in any shares of common stock received pursuant

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to the exercise of a non-qualified stock option or SAR that equals the greater of the fair market value of such shares on the date of exercise or the exercise price paid for such shares. A participant generally will recognize capital gain or loss on the subsequent disposition of stock acquired pursuant to the exercise of a non-qualified stock option or SAR equal to the difference between the received in the disposition and the basis of the stock. The deductibility of capital losses is subject to limitations.

Upon the exercise of an incentive stock option, a participant will not recognize regular taxable income and will not be subject to withholding. However, the excess (if any) of the fair market value of the shares of common stock received upon exercise of the incentive stock option (“ISO Stock”) over the exercise price will increase the alternative minimum taxable income of the participant, which may cause the participant to incur alternative minimum tax. The payment of any alternative minimum tax attributable to the exercise of an incentive stock option generally is allowed as a credit against the participant’s regular tax liability in later years.

Upon the disposition of ISO Stock that has been held for the required holding periods (at least two years from the date of grant and one year from the date of exercise of the incentive stock option), a participant will generally recognize capital gain (or loss) equal to the difference between the amount received in the disposition and the exercise price paid by the participant for the ISO Stock. However, if a participant disposes of ISO Stock that has not been held for the requisite holding period (a “Disqualifying Disposition”), the participant will recognize ordinary compensation income in the year of the Disqualifying Disposition equal to the amount (if any) by which the fair market value of the ISO Stock at the time of exercise of the incentive stock option (or, if less, the amount realized in the case of an arm’s length disposition to an unrelated party) exceeds the exercise price paid by the participant for such ISO Stock. Any such compensation income would not be subject to withholding. A participant would also recognize capital gain to the extent the amount realized in the Disqualifying Disposition exceeds the fair market value of the ISO Stock on the exercise date. If the exercise price paid for the ISO Stock exceeds the amount realized (in the case of an arm’s-length disposition to an unrelated party), such excess would ordinarily constitute a capital loss. The deductibility of capital losses is subject to limitations.

Additional rules apply if a participant pays the exercise price of an option with shares of stock, rather than cash.

Other Awards: Cash Awards, RSUs, Dividend Equivalents, Restricted Stock and Stock Awards.    A participant generally will recognize ordinary compensation income upon receipt of cash pursuant to a cash award. A participant will not recognize taxable income at the time of grant of an RSU, but rather, will generally recognize ordinary compensation income at the time he or she receives shares of common stock in settlement of the RSU award in an amount equal to the the fair market value of the common stock received. The dividend equivalents, if any, received with respect to an RSU or other award will be treated as ordinary compensation income, rather than dividend income, when received by a participant.

A recipient of restricted stock or a stock award generally will recognize ordinary compensation income equal to the fair market value of the common stock when it is received, reduced by any amount paid by the recipient. However, if the common stock is not transferable and is subject to a substantial risk of forfeiture when received, a participant will recognize ordinary compensation income in an amount equal to the fair market value of the common stock (less any amount paid) (i) when the common stock first becomes transferable or is no longer subject to a substantial risk of forfeiture, if the participant does not make a valid election under Section 83(b) of the Code, or (ii) when the award is received, if the participant makes a valid election under Section 83(b) of the Code with respect to the award. If a Section 83(b) election is made and the shares are subsequently forfeited, the recipient will not be allowed to claim a deduction with respect to any income recognized upon receipt of the forfeited shares. If a Section 83(b) election has not been made, any dividends received with respect to restricted stock that is subject at that time to a risk of forfeiture or restrictions on transfer generally will be treated as ordinary compensation income. If a Section 83(b) election is made with respect to restricted stock, any dividends received generally will be treated as dividend income, which may be subject to tax at a reduced rate.

A participant who receives an award described in the two preceding paragraphs as an employee generally will be subject to withholding with respect to any compensation income recognized under the rules described above. The tax basis in the common stock received by a participant will equal the greater of the fair market value of such common stock and any amount paid by the participant for such common stock.

Code Section 409A.    Awards under the 2005 Plan are intended to be designed, granted and administered in a manner that is either exempt from or complies with the requirements of Section 409A of the Code, which imposes substantial penalties for noncompliance.

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Executive Compensation Tables	55

Tax Consequences to the Company

Subject to certain limitations (including under Section 162(m) of the Code), the Company generally will be entitled to a deduction for federal income tax purposes equal to the amount of any compensation income recognized by a participant under the foregoing rules, including in connection with a Disqualifying Disposition.

New Plan Benefits

The following table shows the number of shares of Company common stock that may be issued under the March 2020 Grants made to our NEOs and other executive officers, subject to stockholder approval of this Proposal 4. The March 2020 Grants may be settled in cash or stock, at the Company’s discretion. If Proposal 4 is not approved by stockholders at the 2020 Annual Meeting, the March 2020 Grants will be settled in cash to the extent shares are not available for issuance under the 2005 Plan at the time of settlement.

Name and Position	Number of Shares Subject to March 2020 Grants

W. Alexander Holmes

Chairman and CEO	1,031,840

Lawrence Angelilli

Chief Financial Officer	283,019

Kamila K. Chytil

Chief Operating Officer	518,868

Grant Lines

Chief Revenue Officer	283,019

Andres Villareal

Chief Compliance Officer	283,019

Joann Chatfield

Former Chief Marketing Officer	—

Laura Gardiner

Former Chief Human Resource Officer	—

Robert L. Villaseñor

General Counsel and Corporate Secretary	283,019

John D. Stoneham

Former Corporate Controller	—

All current executive officers as a group	2,682,784

All current directors who are not executive officers as a group	—

All employees as a group, excluding executive officers	516,510

Since inception of the 2005 Plan in May 2005, the following persons and groups have been granted options to purchase the following number of shares of Company common stock as of March 9, 2020: W. Alexander Holmes, Chairman and CEO, 223,611 shares; Lawrence Angelilli, CFO, 79,653 shares; Kamila K. Chytil, Chief Operating Officer, 0 shares; Grant Lines, Chief Revenue Officer, 0 shares; Andres Villareal, Chief Compliance Officer, 0 shares; Joann Chatfield, Former Chief Marketing Officer, 0 shares; Laura Gardiner, Former Chief Human Resource Officer, 0 shares; all current executive officers as a group, 303,246 shares; all current directors who are not executive officers as a group, 0 shares; each nominee for election as a director, 0 shares; each associate of any such directors, executive officers or nominees, 0 shares; each other person who received or is to receive 5% of such options, 0 shares; and all employees, including all current officers who are not executive officers, as a group, 85,056 shares. With a weighted-average exercise price of $19.27 per share for all outstanding options, they are all significantly out-of-the-money.

All future awards to employees, officers, directors and consultants under the 2005 Plan are made at the discretion of the committee. Therefore, the future benefits and amounts that will be received or allocated to such individuals under the 2005 Plan are not determinable at this time. However, please refer to the description of equity grants

2020 Notice and Proxy Statement

56	Executive Compensation Tables

made to our NEOs in March 2020, subject to stockholder approval, described above, and the equity grants made to our NEOs in 2019 described in the “2019 Grants of Plan-Based Awards” table. Grants made to our non-employee directors are described under “Director Compensation.”

Board Voting Recommendation

The Board unanimously recommends to the stockholders that they vote “FOR” the Amended and Restated MoneyGram International, Inc. 2005 Omnibus Incentive Plan.

2020 Notice and Proxy Statement

Equity Compensation Plan Information	57

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information about our common stock that may be issued as of December 31, 2019 under the 2005 Plan, which was our only existing equity compensation plan as of December 31, 2019.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)(1)	Weighted average exercise price ($) of outstanding options, warrants and rights (b)(2)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity compensation plans approved by stockholders	3,141,054	$19.34	1,919,406

Equity compensation plans not approved by stockholders	—	—	—

Total	3,141,054	$19.34	1,919,406

(1)

Represents shares subject to outstanding stock options and outstanding RSU awards granted under the 2005 Plan. In the case of performance-based RSUs, the target payout level of 100% of the RSUs awarded has been used, which represents the maximum payout level for all performance-based RSUs.

(2)

The weighted average exercise price is calculated based solely on the exercise prices of the outstanding options and does not reflect the shares that will be issued upon the vesting of outstanding awards of RSUs, which have no exercise price.

2020 Notice and Proxy Statement

58	Certain Relationships and Related Person Transactions

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

POLICY AND PROCEDURES REGARDING TRANSACTIONS WITH RELATED PERSONS

The Audit Committee adopted our Policy and Procedures regarding Transactions with Related Persons. In accordance with our written policy, the Audit Committee is responsible for the review, approval or ratification of all transactions with related persons that are required to be disclosed under the rules of the SEC. Under the policy, a “related person” includes any of our directors or executive officers, certain of our stockholders and any of their respective immediate family members. The policy applies to transactions in which MoneyGram is a participant, a “related person” will have a direct or indirect material interest, and the amount involved exceeds $120,000. Under the policy, management of MoneyGram is responsible for disclosing to the Audit Committee all material information related to any covered transaction prior to entering into the transaction. The Audit Committee may use any process and review any information that it determines is reasonable under the circumstances in order to determine whether the covered transaction is fair and reasonable and on terms no less favorable to MoneyGram than could be obtained in a comparable arms-length transaction with an unrelated third party.

TRANSACTIONS WITH RELATED PERSONS

The transactions set forth below include transactions involving the Company and each of THL, the Goldman Sachs Group and Ripple Labs, Inc. (“Ripple”). THL and the Goldman Sachs Group were each beneficial owners of more than five percent of our voting securities (on a diluted basis assuming conversion of the D Stock) during 2019. In December 2019, THL ceased to be the beneficial owner of any shares of the Company’s common stock. As of March 9, 2020, Ripple beneficially owned approximately 9.95% of our outstanding common stock and has held greater than five percent of our voting securities since June 2019.

THL and The Goldman Sachs Group—Equity Purchase Agreement

To effect a recapitalization transaction in 2008 (the “2008 Recapitalization”), we entered into an amended and restated purchase agreement (the “Purchase Agreement”), on March 17, 2008, with affiliates of THL and the Goldman Sachs & Co. LLC (together, the “Investors”), and on March 25, 2008, we completed the transactions contemplated by the Purchase Agreement. The Purchase Agreement contains customary public company representations and warranties by us to the Investors and customary representations and warranties from the Investors to us. We agreed in the Purchase Agreement to indemnify the Investors and certain parties related to the Investors from and against damages relating to the authorization, execution, deliver, performance or termination of the Purchase Agreement and documents related to the Purchase Agreement.

Pursuant to the Purchase Agreement, the Investors were provided certain rights with respect to representation on and observation of the Board and committees of the Board, which resulted in a change to the composition of the majority of the Board. The Purchase Agreement provides that the Investors are entitled to appoint that number of directors as is proportionate to the Investors’ common stock ownership, calculated on a fully-converted basis. For so long as the Investors are entitled to appoint Board Representatives, the Investors shall also be entitled to representation on all committees of the Board, with a minimum of one Board Representative serving on each committee of the Board, subject to certain exceptions and applicable laws and regulations. As discussed above, THL designated Messrs. Lawry and Rao to serve as its Board Representatives in 2019. Since May 2011, the Goldman Sachs Group has not designated a board representative.

On March 23, 2020, MoneyGram and the Investors entered into a termination agreement (the “Termination Agreement”) terminating the Purchase Agreement.

THL and The Goldman Sachs Group—Equity Registration Rights Agreement

The Company and the Investors also entered into a Registration Rights Agreement, referred to herein, as amended, as the Equity Registration Rights Agreement, on March 25, 2008, with respect to the Registrable Securities (as defined therein), which include the D Stock and the common stock owned by the Investors and their affiliates. The holders of the Registrable Securities are also entitled to six demand registrations and unlimited piggyback registrations during the term of the Equity Registration Rights Agreement.

2020 Notice and Proxy Statement

Certain Relationships and Related Person Transactions	59

On March 23, 2020, THL’s rights under the Equity Registration Rights Agreement were terminated pursuant to the Termination Agreement. The Equity Registration Rights Agreement remains in full force and effect as between the Company and the Goldman Sachs Group.

Ripple—Securities Purchase Agreement and Commercial Agreement

On June 17, 2019, the Company entered into a securities purchase agreement (the “SPA”) with Ripple, pursuant to which Ripple agreed to purchase and the Company agreed to issue up to $50.0 million of Common Stock and ten-year warrants to purchase Common Stock at $0.01 per underlying share of Common Stock (“Warrants”). In connection with the execution of the SPA, Ripple purchased, and the Company issued, (i) 5,610,923 shares of Common Stock at a purchase price of $4.10 per share and (ii) a Warrant to purchase 1,706,151 shares of Common Stock at a per share reference purchase price of $4.10 per share of Common Stock underlying the Warrants, for an aggregate purchase price of $30.0 million. The Company incurred direct and incremental costs of $0.5 million related to this transaction.

Simultaneously with the execution of the SPA, a bank (the “LOC Bank”) issued a stand-by letter of credit (the “Letter of Credit”) on behalf of Ripple for the benefit of the Company in a face amount equal to $20.0 million to be used to fund additional purchases of shares of Common Stock and Warrants by Ripple. Pursuant to the SPA, the Company had the right to issue and sell additional shares of Common Stock and Ripple Warrants to Ripple by drawing on the Letter of Credit in amounts up to $20.0 million in the aggregate.

In addition, on June 17, 2019, we also entered into a commercial agreement with an affiliate of Ripple to utilize Ripple’s On Demand Liquidity (the “ODL”) blockchain product (formerly known as xRapid), as well as XRP, Ripple’s cryptocurrency, to facilitate cross-border non-U.S. dollar exchange settlements. The Company is compensated by Ripple in XRP for developing and bringing liquidity to foreign exchange markets, facilitated by Ripple’s blockchain, and providing a reliable level of foreign exchange trading activity. We refer to this compensation as market development fees.

On November 22, 2019, the Company closed on the exercise of its right to draw $20.0 million on the Letter of Credit (the “Letter of Credit Draw”), and in exchange therefor, issued and sold to Ripple (i) 626,600 shares of Common Stock at a purchase price of $4.10 per share and (ii) a Warrant to purchase 4,251,449 shares of Common Stock at a per share reference price of $4.10 per share of Common Stock underlying the Warrant, exercisable at $0.01 per underlying share of Common Stock. The proceeds from the issuance to Ripple, net of the direct incremental costs, are recorded in “Additional paid-in capital” with the corresponding par value of the Common Stock issued in “Common stock” on the Consolidated Balance Sheets as of December 31, 2019.

MoneyGram will recognize the XRP fees received from Ripple as vendor consideration, which will be presented as an offset to costs incurred to the vendor in “Transaction and operations support, net” in the Consolidated Statements of Operations. All activity related to the Ripple commercial agreement including purchases and sales of XRP, and consideration received in XRP, will be presented as part of operating activities in the Consolidated Statement of Cash Flows. Per the terms of the commercial agreement, the Company does not pay fees to Ripple for its usage of the ODL platform and there are no claw back or refund provisions.

2020 Notice and Proxy Statement

60	Beneficial Ownership of Common Stock

BENEFICIAL OWNERSHIP OF COMMON STOCK

PRINCIPAL STOCKHOLDERS

The following table sets forth information concerning beneficial ownership of our common stock and D Stock by those persons known by us to be the beneficial owners of more than five percent of any class of our equity securities as of March 9, 2020. We have determined beneficial ownership in accordance with the rules of the SEC. Under these rules, beneficial ownership generally includes voting or investment power over securities. The number of shares shown as beneficially owned in the table below are calculated pursuant to Rule 13d-3(d)(1) of the Exchange Act. Under Rule 13d-3(d)(1) of the Exchange Act, shares not outstanding that are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but not deemed outstanding for the purpose of calculating the percentage owned by each other person listed.

Name and Address	Shares of Common Stock Beneficially Owned		Percent of Common Stock(1)	Shares of D Stock Beneficially Owned	Percent of D Stock	Percent of Common Stock (including D Stock on an as-converted basis)(2)

The Goldman Sachs Group, Inc.(3)	38,152	*		71,282	100%	12.4%

Ripple Labs Inc.(4)	6,304,303		9.95%	—	—	(5)

*	Less than 1%.

(1)	Applicable percentage ownership is based on 63,359,826 shares of common stock outstanding as of March 9, 2020 for all stockholders.

(2)

Applicable percentage ownership is based on 63,359,826 shares of common stock outstanding as of March 9, 2020 after giving effect to the conversion of the 71,282 outstanding shares of D Stock into 8,910,234 shares of common stock.

(3)	Certain of the information is based on information provided by the beneficial owners in the Schedule 13D/A filed with the SEC on April 4, 2014.

Beneficial ownership of The Goldman Sachs Group, Inc. encompasses the following: The Goldman Sachs Group, Inc. (“GS Group”), Goldman Sachs & Co. LLC, GSCP VI Advisors, L.L.C. (“GSCP Advisors”), GSCP VI Offshore Advisors, L.L.C. (“GSCP Offshore Advisors”), GS Advisors VI, L.L.C. (“GS Advisors”), Goldman, Sachs Management GP GmbH (“GS GmbH”), GS Capital Partners VI Fund, L.P. (“GS Capital”), GS Capital Partners VI Offshore Fund, L.P. (“GS Offshore”), GS Capital Partners VI GmbH & Co. KG (“GS Germany”), GS Capital Partners VI Parallel, L.P. (“GS Parallel”), GS Mezzanine Partners V Onshore Fund, L.L.C. (“GS Mezzanine Onshore GP”), GS Mezzanine Partners V Institutional Fund, L.L.C. (“GS Mezzanine Institutional GP”), GS Mezzanine Partners V Offshore Fund, L.L.C. (“GS Mezzanine Offshore GP”), GS Mezzanine Partners V Onshore Fund, L.P. (“GS Mezzanine Onshore”), GS Mezzanine Partners V Institutional Fund, L.P. (“GS Mezzanine Institutional”), GS Mezzanine Partners V Offshore Fund, L.P. (“GS Mezzanine Offshore”), GSMP V Onshore US, Ltd. (“GSMP Onshore”), GSMP V Institutional US, Ltd. (“GSMP Institutional”), GSMP V Offshore US, Ltd. (“GSMP Offshore”), and Broad Street Principal Investments, L.L.C. (“Broad Street” and, together with the foregoing entities, the “Goldman Entities”).

GS Group is a Delaware corporation and bank holding company that (directly and indirectly through subsidiaries or affiliated companies or both) is a leading global investment banking securities and investment management firm. Goldman Sachs & Co. LLC, a New York limited liability company, is an investment banking firm and a member of the New York Stock Exchange and other national exchanges. Goldman Sachs & Co. LLC also serves as the manager for GSCP Advisors, GSCP Offshore Advisors, GS Advisors, GS Mezzanine Onshore GP, GS Mezzanine Institutional GP and GS Mezzanine Offshore GP and the investment manager for GS Capital, GS Offshore, GS Germany and GS Parallel. Goldman Sachs & Co. LLC and Broad Street, a Delaware limited liability company, are wholly-owned, directly and indirectly, by GS Group. GSCP Advisors, a Delaware limited liability company, is the sole general partner of GS Capital. GSCP Offshore Advisors, a Delaware limited liability company, is the sole general partner of GS Offshore. GS Advisors, a Delaware limited liability company, is the sole general partner of GS Parallel and the managing limited partner of GS Germany. GS GmbH, a German company with limited liability, is the sole general partner of GS Germany. Each of GS Capital, a Delaware limited partnership, GS Offshore, a Cayman Islands exempted limited partnership, GS Germany, a German limited partnership, and GS Parallel, a Delaware limited partnership, was formed for the purpose of investing in equity, equity-related and similar securities or instruments, including debt or other securities or instruments with equity-like returns or an equity component. GS Mezzanine Onshore GP, a Delaware limited liability company, is the sole general partner of GS Mezzanine Onshore. GS Mezzanine Institutional GP, a Delaware limited liability company, is the sole general partner of GS Mezzanine Institutional. GS Mezzanine Offshore GP, a Delaware limited liability company, is the sole general partner of GS Mezzanine Offshore. GS Mezzanine Onshore, a Delaware limited partnership, is the sole shareholder of GSMP Onshore. GS Mezzanine Institutional, a Delaware limited partnership, is the sole shareholder of GSMP Institutional. GS Mezzanine Offshore, a Delaware limited partnership, is the sole shareholder of GSMP Offshore. Each of GSMP Onshore, GSMP Institutional, and GSMP Offshore, an exempted company incorporated in the Cayman Islands with limited liability, was formed for the purpose of investing in fixed income securities, equity and equity-related securities primarily acquired or issued in leveraged acquisitions, reorganizations and other private equity transactions and in other financial instruments.

2020 Notice and Proxy Statement

Beneficial Ownership of Common Stock	61

As of March 9, 2020, GS Group has shared voting and dispositive power over 8,948,386 shares of our common stock upon conversion of our D Stock; Goldman Sachs & Co. LLC has shared voting and dispositive power over 8,910,234 shares of our common stock upon conversion of our D Stock; GSCP Advisors has shared voting and dispositive power over 8,948,386 shares of our common stock issuable upon conversion of our D Stock; GSCP Offshore Advisors has shared voting and dispositive power over 2,691,419 shares of our common stock issuable upon conversion of our D Stock; GS Advisors has shared voting and dispositive power over 1,004,787 shares of our common stock issuable upon conversion of our D Stock; GS GmbH has shared voting and dispositive power over 115,000 shares of our common stock issuable upon conversion of our D Stock; GS Capital has shared voting and dispositive power over 3,235,793 shares of our common stock issuable upon conversion of our D Stock; GS Offshore has shared voting and dispositive power over 2,691,419 shares of our common stock issuable upon conversion of our D Stock; GS Germany has shared voting and dispositive power over 115,000 shares of our common stock issuable upon conversion of our D Stock; GS Parallel has shared voting and dispositive power over 889,787 shares of our common stock issuable upon conversion of our D Stock; GS Mezzanine Offshore GP has shared voting power and dispositive power over 641,156 shares of our common stock issuable upon conversion of our D Stock; GS Mezzanine Institutional GP has shared voting and dispositive power over 44,710 shares of our common stock issuable upon conversion of our D Stock; GS Mezzanine Onshore GP has shared voting and dispositive power over 423,740 shares of our common stock issuable upon conversion of our D Stock; GS Mezzanine Offshore has shared voting and dispositive power over 641,156 shares of our common stock issuable upon conversion of our D Stock; GS Mezzanine Institutional has shared voting and dispositive power over 44,710 shares of our common stock issuable upon conversion of our D Stock; GS Mezzanine Onshore has shared voting and dispositive power over 423,740 shares of our common stock issuable upon conversion of our D Stock; GSMP Offshore has shared voting and dispositive power over 641,156 shares of our common stock issuable upon conversion of our D Stock; GSMP Institutional has shared voting and dispositive power over 44,710 shares of our common stock issuable upon conversion of our D Stock; GSMP Onshore has shared voting and dispositive power over 423,740 shares of our common stock issuable upon conversion of our D Stock; and Broad Street has shared voting and dispositive power over 623,394 shares of our common stock issuable upon conversion of our D Stock.

The Goldman Entities disclaim beneficial ownership of such shares beneficially owned by (i) any client accounts with respect to which the Goldman Entities or their employees have voting or investment discretion, or both, and (ii) certain investment entities of which the Goldman Entities act as the general partner, managing general partner or other manager, to the extent interests in such entities are held by persons other than the Goldman Entities. Additionally, Goldman Sachs & Co. LLC or another broker dealer subsidiary of GS Group may, from time to time, hold shares of common stock acquired in ordinary course trading activities. The address of the Goldman Sachs Group, Inc. is 200 West Street, New York, New York 10282.

(4) Based on information provided by the beneficial owner on Schedule 13D (Amendment No. 1) dated November 22, 2019, which reflects sole voting power of 6,237,523 shares, shared voting power of 0 shares, sole dispositive power of 6,237,523 shares and shared dispositive power of 0 shares beneficially owned by Ripple Labs Inc. Includes 66,780 warrants exercisable within 60 days, The address of Ripple Labs Inc. is 315 Montgomery Street, Floor 2, San Francisco, CA 94104.

(5) Pursuant to Rule 13d-3(d)(1) of the Exchange Act, rights not owned by a person are not deemed outstanding for purposes of calculating the percent owned by such person.

2020 Notice and Proxy Statement

62	Beneficial Ownership of Common Stock

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth information as of March 9, 2020 (except where otherwise noted therein) concerning beneficial ownership of our common stock by each director and director nominee, the Company’s named executive officers and all of our directors and executive officers as a group. None of these individuals owns shares of D Stock. Except as otherwise indicated, a person has sole voting and investment power with respect to the common stock beneficially owned by that person. We have determined beneficial ownership in accordance with the rules of the SEC. The number of shares shown as beneficially owned in the table below are calculated pursuant to Rule 13d-3(d)(1) of the Exchange Act. Rule 13d-3(d)(1) of the Exchange Act takes into account shares as to which the individual has or shares voting and/or investment power as well as shares that may be acquired within 60 days (such as shares which the individual has the right to acquire upon vesting of RSUs, or upon the exercise of vested stock options) and is different from beneficial ownership for purposes of Section 16 of the Exchange Act, which may result in a number that is different than the beneficial ownership number reported in forms filed pursuant to Section 16.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned(1)	Percent of Common Stock(2)

J. Coley Clark	77,420	*

Victor W. Dahir	72,420	*

Antonio O. Garza	66,310	*

Seth W. Lawry(3)	—	*

Michael P. Rafferty	47,542	*

Ganesh B. Rao(3)	—	*

W. Bruce Turner	114,461	*

Peggy Vaughan	65,981	*

W. Alexander Holmes	689,372	1.1%

Lawrence Angelilli	227,220	*

Kamila K. Chytil	143,531	*

Grant Lines	297,428	*

Andres Villareal	123,094	*

Joann Chatfield	117,417	*

Laura Gardiner	72,311	*

All Directors and Executive Officers as a Group (17 persons total)(4)	2,142,051	3.4%

*	Less than 1%.

(1)

Includes shares underlying options exercisable within 60 days of March 9, 2020, as follows: 73,611 shares held by Mr. Holmes, 48,385 shares held by Mr. Angelilli, 7,532 shares held by Ms. Chatfield and 2,906 shares held by other executive officers.

(2)	Applicable percentage ownership is based on 63,359,826 shares of common stock outstanding as of March 9, 2020.

(3)	Each of Messrs. Lawry and Rao was a Board Representative of THL. THL sold all of the common stock held by funds affiliated with THL in December 2019.

(4)	Includes: 132,434 shares underlying options exercisable within 60 days of March 9, 2020, inclusive of shares discussed in footnote (1), above.

2020 Notice and Proxy Statement

Stockholder Proposals For The 2021 Annual Meeting	63

STOCKHOLDER PROPOSALS FOR THE 2021 ANNUAL MEETING

Pursuant to SEC Rule 14a-8, in order for a stockholder proposal to be considered for inclusion in our proxy statement for the 2021 annual meeting of stockholders, the written proposal must be received at our principal executive offices at 2828 North Harwood Street, 15th Floor, Dallas, Texas 75201, Attention: Corporate Secretary, on or before November 27, 2020. The proposal must comply with SEC regulations regarding the inclusion of stockholder proposals in company-sponsored proxy materials.

In accordance with our Bylaws, in order for a stockholder proposal, including a director nomination, not included in our proxy statement to be properly brought before the 2021 annual meeting of stockholders, a stockholder’s notice of the matter the stockholder wishes to present must comply with the requirements set forth in our Bylaws, and specifically, must be delivered to our principal executive offices at 2828 North Harwood Street, 15th Floor, Dallas, Texas 75201, Attention: Corporate Secretary, not less than 90 nor more than 120 days prior to the first anniversary of the date of this annual meeting of stockholders, unless the date of the 2021 annual meeting of stockholders is advanced by more than 30 days or delayed by more than 60 days from the first anniversary of the date of the 2019 annual meeting of stockholders. As a result, any notice given by or on behalf of a stockholder pursuant to these provisions of our Bylaws (and not pursuant to the SEC’s Rule 14a-8) must be received no earlier than January 6, 2021, and no later than February 5, 2021, unless the date of the 2021 annual meeting of stockholders is advanced by more than 30 days or delayed by more than 60 days from the first anniversary of the date of the 2020 annual meeting, in which case, any such notice must be received no later than the 10th day following the day on which public announcement of the date of such meeting is first made by us.

2020 Notice and Proxy Statement

64	2019 Annual Report on Form 10-K

2019 ANNUAL REPORT ON FORM 10-K

Our 2019 Annual Report on Form 10-K, including financial statements for the year ended December 31, 2019, is available on the Internet at www.moneygram.com. Stockholders who wish to obtain a paper copy of our 2019 Annual Report on Form 10-K may do so without charge by writing to MoneyGram International, Inc., 2828 North Harwood Street, 15th Floor, Dallas, Texas 75201, Attention: Investor Relations.

2020 Notice and Proxy Statement

Other Matters	65

OTHER MATTERS

We do not know of any other matters that may be presented for consideration at this annual meeting of stockholders. If any other business does properly come before the meeting, the persons named as proxies on the enclosed proxy card will vote as they deem in the best interests of MoneyGram.

Robert L. Villaseñor
General Counsel and Corporate Secretary

MoneyGram International, Inc.

2828 North Harwood Street

15th Floor

Dallas, Texas 75201

Dated: March 27, 2020

2020 Notice and Proxy Statement

Annex A—Non-GAAP Measures	A-1

ANNEX A—NON-GAAP MEASURES

Non-GAAP Measures

In addition to results presented in accordance with accounting principles generally accepted in the United States (“GAAP”), the “2019 Performance Highlights” section includes certain non-GAAP financial measures, including EBITDA (earnings before interest, taxes, depreciation and amortization, including agent signing bonus amortization), Adjusted EBITDA (EBITDA adjusted for certain significant items), Adjusted EBITDA margin, Adjusted Free Cash Flow (Adjusted EBITDA less cash interest, cash taxes and cash payments for capital expenditures and agent signing bonuses) and constant currency measures (which assume that amounts denominated in foreign currencies are translated to the U.S. dollar at rates consistent with those in the prior year). The following table includes a full reconciliation of non-GAAP financial measures to the related GAAP financial measures. The equivalent GAAP financial measures for projected results are not provided, and projected results do not reflect the potential impact of certain non-GAAP adjustments, which include (but in future periods, may not be limited to) restructuring and reorganization costs, legal and contingent matter costs, compliance enhancement program costs, stock-based, contingent and incentive compensation costs, direct monitor costs, severance and related costs, non-cash pension settlement charge, debt extinguishment costs and currency changes. We cannot reliably predict or estimate if and when these types of costs, adjustments or changes may occur or their impact to our financial statements. Accordingly, a reconciliation of the non-GAAP financial measures to the equivalent GAAP financial measures for projected results is not available.

We believe that these non-GAAP financial measures provide useful information to investors because they are an indicator of the strength and performance of ongoing business operations. These calculations are commonly used as a basis for investors, analysts and other interested parties to evaluate and compare the operating performance and value of companies within our industry. Finally, EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Free Cash Flow and constant currency figures are financial and performance measures used by management in reviewing results of operations, forecasting, allocating resources or establishing employee incentive programs. Although MoneyGram believes the above non-GAAP financial measures enhance investors’ understanding of its business and performance, these non-GAAP financial measures should not be considered in isolation or as substitutes for the accompanying GAAP financial measures.

2020 Notice and Proxy Statement

A- 2	Annex A—Non-GAAP Measures

Non-GAAP Reconciliation

(Amounts in millions, except percentages)	Twelve Months Ended December 31, 2019

Loss before income taxes	$(64.3)

Interest expense	77.0

Depreciation and amortization	73.8

Signing bonus amortization	46.4

EBITDA	132.9

Significant items impacting EBITDA:

Restructuring and reorganization costs	11.2

Legal and contingent matters	4.5

Compliance enhancement program	8.9

Stock-based, contingent and incentive compensation	7.9

Direct monitor costs	13.9

Severance and related costs	0.7

Non-cash pension settlement charge(1)	31.3

Debt extinguishment costs(2)	2.4

Adjusted EBITDA	213.7

Adjusted EBITDA margin(3)	16.6%

Adjusted EBITDA change, as reported	(13)%

Adjusted EBITDA change, constant currency adjusted	(11)%

Adjusted EBITDA	$213.7

Cash payments for interest	(63.3)

Cash payments for taxes, net of refunds	(4.4)

Cash payments for capital expenditures	(54.5)

Cash payments for agent signing bonuses	(29.1)

Adjusted Free Cash Flow	$62.4

(1)	Includes a non-cash charge from the sale of pension liability.

(2)	Includes debt extinguishment costs related to the amended and new debt agreements.

(3)	Adjusted EBITDA margin is calculated as Adjusted EBITDA divided by total revenue.

2020 Notice and Proxy Statement

Annex B	B- 1

Annex B

MONEYGRAM INTERNATIONAL, INC.

AMENDED AND RESTATED 2005 OMNIBUS INCENTIVE PLAN

As of May 6, 2020

Section 1. Purpose.

The purpose of the Plan is to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining employees, officers, consultants, advisors and non-employee Directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company’s business and to compensate such persons through various stock-based arrangements and provide them with opportunities for stock ownership in the Company, thereby aligning the interests of such persons with the Company’s stockholders.

Section 2. Definitions.

As used in the Plan, the following terms shall have the meanings set forth below:

(a) “Affiliate” shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee.

(b) “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Dividend Equivalent, Performance Award (which may be settled in stock or in cash), Stock Award or Other Stock-Based Award granted under the Plan.

(c) “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing an Award granted under the Plan. An Award Agreement may be in an electronic medium and need not be signed by a representative of the Company or the Participant. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

(d) “Board” shall mean the Board of Directors of the Company.

(e) “Change in Control” shall mean, unless otherwise defined in an Award Agreement, or any other applicable employment, severance or change in control agreement between the Participant and the Company, the consummation of (i) a sale, transfer or other conveyance or disposition, in any single transaction or series of transactions, of all or substantially all of the Company’s assets, (ii) the transfer of more than 50% of the outstanding securities of the Company, calculated on a fully diluted basis, to an entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), or (iii) the merger, consolidation reorganization, recapitalization or share exchange of the Company with another entity, in each case in clauses (ii) and (iii) above, under circumstances in which the holders of the voting power of the outstanding securities of the Company, as the case may be, immediately prior to such transaction, together with such holders’ affiliates and related parties, hold less than 50% in voting power of the outstanding securities of the Company or the surviving entity or resulting entity, as the case may be, immediately following such transaction; provided, however, that the issuance of securities by the Company shall not, in any event, constitute a Change in Control, and, for the avoidance of doubt, a sale or other transfer or series of transfers of all or any portion of the securities of the Company held by the investors and their affiliates and related parties shall not constitute a Change in Control unless such sale or transfer or series of transfers results in an entity or group (as defined in the Exchange Act) other than the investors and their affiliates and related parties holding more than 50% in voting power of the outstanding securities of the Company.

(f) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

(g) “Committee” shall mean the Human Resources and Nominating Committee of the Board or any successor committee of the Board designated by the Board to administer the Plan.

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(h) “Company” shall mean MoneyGram International, Inc., a Delaware corporation, or any successor corporation.

(i) “Director” shall mean a member of the Board.

(j) “Dividend Equivalent” shall mean any right granted under Section 6(d) of the Plan.

(k) “Eligible Person” shall mean any employee, officer, consultant, advisor or non-employee Director providing services to the Company or any Affiliate whom the Committee determines to be an Eligible Person. An Eligible Person must be a natural person.

(l) “Established Securities Market” shall mean a national securities exchange that is registered under Section 6 of the Exchange Act; a foreign national securities exchange that is officially recognized, sanctioned, or supervised by governmental authority; and any over-the-counter market that is reflected by the existence of an interdealer quotation system.

(m) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(n) “Fair Market Value” shall mean, as of any date, the value of the Shares determined using a method consistent with the definition of fair market value found in Treas. Reg. § 1.409A-1(b)(5)(iv) and any regulatory interpretations promulgated thereunder and will be determined using a method that is a presumptively reasonable valuation method thereunder, as determined below.

(i) On any date on which Shares are readily tradable on an Established Securities Market, if the Shares are admitted to trading on an exchange or market for which closing prices are reported on any date, Fair Market Value may be determined based on the last sale before or the first sale after the date of grant of an Award; the closing price on the trading day before the date of grant of an Award or on the date of grant; the average of the high and low sales prices of the Shares on the Nasdaq Global Select Market as reported in the consolidated transaction reporting system on such date; or may be based on an average selling price during a specified period that is within 30 days before or 30 days after the date of grant of an Award, provided that the commitment to grant an Award based on such valuation method must be irrevocable before the beginning of the specified period, and such valuation method must be used consistently for grants of Awards under the same and substantially similar programs.

(ii) If the Shares are readily tradable on an Established Securities Market but closing prices are not reported, Fair Market Value may be determined based upon the average of the highest bid and lowest asked prices of the Shares reported on the trading day before the date of grant of an Award or on the date of grant; or may be based upon an average of the highest bid and lowest asked prices during a specified period that is within 30 days before or 30 days after the date of grant of an Award, provided that the commitment to grant an Award based on such valuation method must be irrevocable before the beginning of the specified period, and such valuation method must be used consistently for grants of Awards under the same and substantially similar programs.

(iii) If the Shares are not readily tradable on an Established Securities Market, the Committee will determine the Fair Market Value through the reasonable application of a reasonable valuation method based on the facts and circumstances as of the valuation date, including, at the election of the Committee, by an independent appraisal that meets the requirements of Code Section 401(a)(28)(C) and the regulations promulgated thereunder as of a date that is no more than 12 months before the relevant transaction to which the valuation is applied (for example, an Option’s date of grant) and such determination will be conclusive and binding on all persons.

(o) “Full Value Award” shall mean any Award other than an (i) Option, (ii) Stock Appreciation Right or (iii) other Award for which the Participant pays (or the value or amount payable under the Award is reduced by) an amount equal to or exceeding the Fair Market Value of the Shares, determined as of the date of grant.

(p) “Fungible Share Pool” shall mean the sum of (i) the additional Shares reserved for issuance pursuant to Awards granted under the Plan in connection with the 2013 Amendment, and which is equal to 5,800,000 Shares, plus (ii) the additional number of Shares reserved for issuance pursuant to Awards granted under the Plan in connection with the 2015 Amendment, and which is equal to 2,500,000 Shares.

(q) “Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.

(r) “Insider” means an individual subject to Section 16 of the Exchange Act and includes an Officer, a Director, or any other person who is directly or indirectly the Beneficial Owner of more than 10% of any class of any equity security of the Company (other than an exempted security) that is registered pursuant to Section 12 of the Exchange Act.

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Annex B	B- 3

(s) “Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3.

(t) “Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

(u) “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

(v) “Other Stock-Based Award” shall mean any right granted under Section 6(g) of the Plan.

(w) “Participant” shall mean an Eligible Person designated to be granted an Award under the Plan.

(x) “Performance Award” shall mean any right granted under Section 6(e) of the Plan.

(y) “Performance Goals” shall include, but not be limited to, performance goals based on one or more of the following performance criteria, either individually, alternatively or in any combination, applied on a corporate, subsidiary, division, business unit or line of business basis: sales (including growth or growth rate); revenue (including growth or growth rate); costs; expenses; earnings (including one or more of net profit after tax, gross profit, operating profit, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization and net earnings); earnings per share (including growth or growth rate); earnings per share from continuing operations; operating income; pre-tax income; operating income margin; net income (including income after capital costs and income before or after taxes); margins (including one or more of gross, operating and net income margins); returns (including one or more of return on actual or proforma assets, average assets, net assets, equity, investment, capital and net capital employed); risk-adjusted return on capital or invested capital; weighted average cost of capital; stockholder return (including total stockholder return relative to an index or peer group); stock price (including growth measures or rates); economic value added; cash generation; cash flow; operating cash flow; free cash flow; unit volume; working capital; market share (in aggregate or by region); cost reductions; strategic plan development and implementation; total market value; and value measures, including ethics compliance, regulatory compliance, employee satisfaction and customer satisfaction. Such goals may reflect absolute entity or business unit performance or a relative comparison to the performance of a peer group of entities or other external measure of the selected performance criteria. Specific goals need not be based on increases or positive results, but may be based on maintaining the status quo or limiting economic losses. The Committee may appropriately adjust any evaluation of performance under such goals to exclude the effect of certain events, including, but not limited to, any of the following events: asset write-downs; litigation or claim judgments or settlements; changes in tax law, accounting principles or other such laws or provisions affecting reported results; severance, contract termination and other costs related to exiting certain business activities or agent closures; accruals for reorganization and restructuring programs; direct monitor costs; stock-based and contingent performance compensation; gains or losses from the disposition of businesses or assets or from the early extinguishment of debt; net securities gains or losses; certain legal and compliance expenses or accruals; and any other extraordinary, unusual or non-recurring items.

(z) “Person” shall mean any individual or entity, including a corporation, partnership, limited liability company, association, joint venture or trust.

(aa) “Plan” shall mean this MoneyGram International, Inc. 2005 Omnibus Incentive Plan, as amended from time to time.

(bb) “Qualifying Termination” shall have the meaning ascribed to it in any applicable Award Agreement, and, if not defined in any applicable Award Agreement, shall mean termination of employment or service under circumstances that, in the judgment of the Committee, warrant acceleration of the exercisability of Options or Stock Appreciation Rights or the lapse of restrictions relating to Restricted Stock, Restricted Stock Units or other Awards under the Plan. Without limiting the generality of the foregoing, a Qualifying Termination may apply to large scale terminations of employment or service relating to the disposition or divestiture of business or legal entities or similar circumstances.

(cc) “Restricted Stock” shall mean any Share granted under Section 6(c) of the Plan.

(dd) “Restricted Stock Unit” shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

(ee) “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act or any successor rule or regulation.

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B- 4	Annex B

(ff) “Section 409A” shall mean Section 409A of the Code, or any successor provision, and applicable Treasury Regulations and other applicable guidance thereunder.

(gg) “Shares” shall mean shares of common stock, par value of $0.01 per share, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

(hh) “Specified Employee” shall mean a specified employee as defined in Section 409A(a)(2)(B) of the Code.

(ii) “Stock Appreciation Right” shall mean any right granted under Section 6(b) of the Plan.

(jj) “Stock Award” shall mean any Share granted under Section 6(f) of the Plan.

(kk) “2013 Amendment” shall mean the amendment and restatement of this Plan dated March 25, 2013.

(ll) “2015 Amendment” shall mean the amendment and restatement of this Plan dated May 8, 2015.

Section 3. Administration.

(a) Power and Authority of the Committee. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement; (v) amend the terms and conditions of any Award or Award Agreement, provided, however, that, except as otherwise provided in Section 4(c) hereof, the Committee shall not reprice, adjust or amend the exercise price of Options or the grant price of Stock Appreciation Rights previously awarded to any Participant, whether through amendment, cancellation and replacement grant, cash buyout, or any other means; (vi) accelerate the exercisability of any Award or the lapse of restrictions relating to any Award; (vii) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended; (viii) determine whether, to what extent and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder of the Award or the Committee; (ix) interpret and administer the Plan and any instrument or agreement, including any Award Agreement, relating to the Plan; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award or Award Agreement, and any employee of the Company or any Affiliate.

(b) Delegation. Within the scope of such authority, the Board or the Committee may delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then Insiders. In addition, to the extent consistent with applicable law, the Board or the Committee may authorize one or more officers of the Company to grant Awards under the Plan within limits specifically prescribed by the Board or the Committee; provided, however, that such officers shall not be authorized to grant Awards to officers or directors of the Company or any Affiliate who are subject to Section 16 of the Exchange Act.

(c) Power and Authority of the Board of Directors. Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan.

Section 4. Shares Available for Awards.

(a) Shares Available. Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall be 24,325,000. Shares to be issued under the Plan will be authorized but unissued Shares, or Shares that have been reacquired by the Company and designated as treasury shares. If an Award terminates or is forfeited or cancelled without the issuance of any

2020 Notice and Proxy Statement

Annex B	B- 5

Shares, or if any Shares covered by an Award or to which an Award relates are not issued for any other reason, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such termination, forfeiture, cancellation or other event, shall again be available for granting Awards under the Plan. If Shares of Restricted Stock are forfeited or otherwise reacquired by the Company prior to vesting, whether or not dividends have been paid on such Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award of Restricted Stock, to the extent of any such forfeiture or reacquisition by the Company, shall again be available for granting Awards under the Plan. On and after the 2015 Amendment, Shares that are (i) tendered or withheld in full or partial payment to the Company of the purchase or exercise price relating to an Award or in connection with the satisfaction of tax obligations relating to an Award, (ii) repurchased by the Company using Option exercise proceeds, and (iii) subject to a Stock Appreciation Right in excess of the number of Shares that are delivered to the Participant upon exercise of the Stock Appreciation Right, shall not be available again for the grant of Awards under the Plan.

(b) Accounting for Awards. For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan.

(i) Any Shares that are subject to Awards granted under the Fungible Share Pool will be counted against the Share reserve limit set forth in Section 4(a) as one (1) Share for every one (1) Share subject to a granted Award if the Award is an Option or Stock Appreciation Right, and as 1.75 Shares for every one (1) Share subject to a granted Award if the Award is a Full Value Award. Any Shares that are subject to Awards granted under the Fungible Share Pool and that again become available for issuance under the Plan pursuant to Section 4(a) will be (A) added back to the Plan as one (1) Share if such Shares were subject to an Option or a Stock Appreciation Right, and as 1.75 Shares if such Shares were subject to a Full Value Award and (B) if and when such Shares are subject to new Awards, counted against the Share reserve as set forth in Section 4(b)(ii) of the Plan.

(ii) Any Shares that are subject to Awards not granted under the Fungible Share Pool shall be counted against the Share reserve limit set forth in Section 4(a) as one (1) Share for every one (1) Share subject to the granted Award. Any Shares that are subject to Awards not granted under the Fungible Share Pool and that again become available for issuance under the Plan pursuant to Section 4(a) will be added back to the Plan as one (1) Share for every one (1) Share subject to the granted Award..

(c) Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards, (iii) the purchase or exercise price with respect to any Award and (iv) the limitations contained in Section 4(d) of the Plan.

(d) Award Limitations Under the Plan

(i) Limitation for Options and Stock Appreciation Rights. No Eligible Person may be granted Options, Stock Appreciation Rights or any other Award or Awards under the Plan, the value of which Award or Awards is based solely on an increase in the value of the Shares after the date of grant of such Award or Awards, for more than 1,500,000 Shares (subject to adjustment as provided in Section 4(c) of the Plan) in the aggregate in any calendar year.

(ii) Limitation for Performance Awards Denominated in Shares. No Eligible Person may be granted Performance Awards denominated in Shares (including, without limitation, Restricted Stock and Restricted Stock Units, whether payable in cash, Shares or other property) for more than 1,550,000 Shares (subject to adjustment as provided for in Section 4(c) of the Plan), in the aggregate in any calendar year.

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B- 6	Annex B

(iii) Limitation for Performance Awards Denominated in Cash. The maximum amount payable pursuant to all Performance Awards denominated in cash to any Participant in the aggregate in any calendar year shall be $5,000,000 in value. This limitation does not apply to any Award subject to the limitation contained in Section 4(d)(i) or Section 4(d)(ii) of the Plan.

(iv) Limitation on Compensation to Non-Employee Directors. Notwithstanding any other provision of the Plan to the contrary, the aggregate value of cash compensation and the grant date fair value of Shares (computed as of the date of grant in accordance with applicable financial accounting rules) that may be awarded or granted during any fiscal year of the Company to any Director who is not also an employee of the Company or an Affiliate in respect of such Director’s service as a member of the Board shall not exceed $350,000. The Board may at any time provide any such Director with a retainer or other fee in addition to the amount stated above, including for service on a specific purpose committee or for any other special service, in each case determined in the discretion of the Board.

(v) Limitation on Incentive Stock Options. The number of Shares available for granting Incentive Stock Options under the Plan shall not exceed 1,000,000, subject to adjustment as provided in Section 4(c) of the Plan and subject to the provisions of Section 422 or 424 of the Code or any successor provision.

Section 5. Eligibility.

Any Eligible Person shall be eligible to be designated a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full-time or part-time employees (which term as used herein includes, without limitation, officers and Directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code or any successor provision. Further, notwithstanding the foregoing, Options and Stock Appreciation Rights shall not be granted to an Eligible Person providing direct services to an Affiliate unless the Company has a “controlling interest” in such Affiliate within the meaning of Treas. Reg. § 1.409A-1(b)(5)(iii)(E)(1).

Section 6. Awards.

(a) Options. The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i) Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee and shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option; provided, however, that the Committee may designate a per share exercise price below Fair Market Value on the date of grant (A) to the extent necessary or appropriate, as determined by the Committee, to satisfy applicable legal or regulatory requirements of a foreign jurisdiction or (B) if the Option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with the Company or an Affiliate.

(ii) Option Term. The term of each Option shall be fixed by the Committee but shall not be longer than 10 years from the date of grant.

(iii) Time and Method of Exercise. The Committee will determine the time or times when an Option will be exercisable by the Participant and will specify such terms in the Award Agreement. The Participant may exercise a vested Option in accordance with the terms of the Award Agreement by paying the exercise price of Shares acquired pursuant to an Option, to the extent permitted by applicable statutes and regulations, either (a) in cash or by check for immediately available funds at the time the Option is exercised or (b) in the Committee’s discretion, and upon such terms as the Committee approves: (i) by delivery to the Company of other Shares, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the exercise price (or portion thereof) due for the number of Shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific Shares held by the Participant that have a Fair Market Value on the date of attestation equal to the exercise price (or portion thereof) and receives a number of Shares equal to the difference between the number of Shares thereby purchased and the number of identified attestation Shares (a “Stock for Stock Exchange”); (ii) during any period for which the Shares are readily tradable on an Established

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Annex B	B- 7

Securities Market, by a copy of instructions to a broker directing such broker to sell the Shares for which such Option is exercised, and to remit to the Company the aggregate exercise price of such Options (a “Cashless Exercise”); (iii) subject to the discretion of the Committee, upon such terms as the Committee shall approve, by notice of exercise including a statement directing the Company to retain such number of Shares from any transfer to the Participant (“Stock Withholding”) that otherwise would have been delivered by the Company upon exercise of the Option having a Fair Market Value equal to all or part of the exercise price of such Option exercise, or (iv) in any other form of legal consideration that may be acceptable to the Committee, including without limitation with a full-recourse promissory note; provided, however, if applicable law requires, the Participant shall pay the par value (if any) of Shares, if newly issued, in cash or cash equivalents. The interest rate payable under the terms of the promissory note may not be less than the minimum rate (if any) necessary to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Committee (in its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note. Unless the Committee determines otherwise, the holder shall pledge to the Company Shares having a Fair Market Value at least equal to the principal amount of any such loan as security for payment of the unpaid balance of the loan and such pledge must be evidenced by a pledge agreement, the terms of which the Committee shall determine, in its discretion; provided, however, that each loan must comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction. Unless the Committee determines otherwise, the purchase price of Shares acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Shares acquired, directly or indirectly from the Company, will be paid only by Shares of the Company that have been held for any period of time as may be required to avoid a charge to earnings for financial accounting purposes. Notwithstanding the foregoing, during any period for which the Company has any class of its securities listed on a national securities exchange in the United States, has securities registered under Section 12 of the Exchange Act, is required to file reports under Section 13(a) or 15(d) of the Exchange Act, or has a registration statement pending under the Exchange Act, an exercise with a promissory note or other transaction by a Participant that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit that is prohibited by Section 402(a) of the Sarbanes-Oxley Act (codified as Section 13(k) of the Exchange Act) is prohibited with respect to any Option under the Plan. Unless otherwise provided in the terms of an Award Agreement, payment of the exercise price by a Participant who is subject to Section 16 of the Exchange Act (including any officer, Director, or any individual who beneficially owns, directly or indirectly, more than 10% of any class of any equity security of the Company (other than an exempted security) that is registered pursuant to Section 12 of the Exchange Act) in the form of a Stock for Stock Exchange is subject to pre-approval by the Committee, in its sole discretion. The Committee shall document any such pre-approval in a manner that complies with the specificity requirements of Rule 16b-3, including the name of the Participant involved in the transaction, the nature of the transaction, the number of shares to be acquired or disposed of by the Participant and the material terms of the Options involved in the transaction

(b) Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Persons subject to the terms of the Plan and any applicable Award Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right; provided, however, that the Committee may designate a per share grant price below Fair Market Value on the date of grant (A) to the extent necessary or appropriate, as determined by the Committee, to satisfy applicable legal or regulatory requirements of a foreign jurisdiction or (B) if the Stock Appreciation Right is granted in substitution for a stock appreciation right previously granted by an entity that is acquired by or merged with the Company or an Affiliate. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

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(c) Restricted Stock and Restricted Stock Units. The Committee is hereby authorized to grant Awards of Restricted Stock and Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i) Restrictions. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate.

(ii) Issuance and Delivery of Shares. Any Restricted Stock granted under the Plan shall be issued at the time such Awards are granted and may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock. Shares representing Restricted Stock that is no longer subject to restrictions shall be delivered to the Participant promptly after the applicable restrictions lapse or are waived. In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, unless otherwise subject to a deferral condition that complies with Section 409A of the Code, such Shares shall be issued and delivered to the holder of the Restricted Stock Units not later than (A) the later of (x) the date that is 2 1/2 months after the end of the Participant’s taxable year for which the restricted period ends and the Restricted Stock Units are no longer subject to a substantial risk of forfeiture, or (y) the date that is 2 1/2 months after the end of the Company’s taxable year for which the restricted period ends and the Restricted Stock Units are no longer subject to a substantial risk of forfeiture; or (B) such earlier date as may be necessary to avoid application of Section 409A of the Code to such Award.

(iii) Forfeiture. Except as otherwise determined by the Committee, upon a Participant’s termination of employment or service or resignation or removal as a Director (in either case, as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units held by the Participant at such time shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units.

(d) Dividend Equivalents. The Committee is hereby authorized to grant Dividend Equivalents to Eligible Persons under which the Participant shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee. Subject to the terms of the Plan and any applicable Award Agreement, such Dividend Equivalents may have such terms and conditions as the Committee shall determine; provided, however, that no such Dividend Equivalents may be granted in tandem with, linked to, contingent upon or otherwise payable on the exercise of, any Option or Stock Appreciation Right; and, provided further, that, if dividends are declared during the period that an Award is outstanding, such Dividend Equivalents shall be accumulated but remain subject to performance and/or vesting requirement(s) to the same extent as the applicable Award and shall be paid only at the time or times such performance and/or vesting requirement(s) are satisfied.

(e) Performance Awards. The Committee is hereby authorized to grant to Eligible Persons Performance Awards. A Performance Award granted under the Plan may be payable in cash or in Shares (including, without limitation, Restricted Stock). Performance Awards shall, be conditioned on the achievement of one or more Performance Goals. Subject to the terms of the Plan and any applicable Award Agreement, the Performance Goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee. The Committee shall also certify in writing that such Performance Goals have been met prior to payment of the Performance Awards.

(f) Stock Awards. The Committee is hereby authorized to grant to Eligible Persons Shares without restrictions thereon, as deemed by the Committee to be consistent with the purpose of the Plan. Subject to the terms of the Plan and any applicable Award Agreement, such Stock Awards may have such terms and conditions as the Committee shall determine.

2020 Notice and Proxy Statement

Annex B	B- 9

(g) Other Stock-Based Awards. The Committee is hereby authorized to grant to Eligible Persons such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan. The Committee shall determine the terms and conditions of such Awards, subject to the terms of the Plan and the Award Agreement. Shares, or other securities delivered pursuant to a purchase right granted under this Section 6(g), shall be purchased for consideration having a value equal to at least 100% of the Fair Market Value of such Shares or other securities on the date the purchase right is granted. The consideration paid by the Participant may be paid by such method or methods and in such form or forms (including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof), as the Committee shall determine.

(h) General.

(i) Consideration for Awards. Awards may be granted for no cash consideration or for any cash or other consideration as may be determined by the Committee or required by applicable law.

(ii) Awards May Be Granted Separately or Together. Except as otherwise set forth herein, Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(iii) Forms of Payment under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents with respect to installment or deferred payments.

(iv) Term of Awards; Minimum Vesting Requirements. The term of each Award shall be for a period not longer than 10 years from the date of grant. Awards will be subject to a minimum vesting period of three years from the date of grant, unless the Award is (A) an Option, SAR or other Award for which the Participant pays (or the value or amount payable under the Award is reduced by) an amount equal to or exceeding the Fair Market Value of the Shares, determined as of the date of grant, or (B) conditioned on performance of the Company or an Affiliate or on personal performance (other than continued service with the Company or an Affiliate), in which case the Award described in clause (A) or (B) may vest over a period of at least one year from the date of grant; provided, however, that the foregoing minimum vesting periods shall not apply to Awards granted to non-employee Directors of up to an aggregate of 770,000 Shares, which is equal to the sum of (1) 200,000 Shares (which number of Shares was previously exempted from the minimum vesting requirements applicable under the Plan prior to the 2015 Amendment and is less than 5% of the total number of Shares reserved for issuance under the Plan prior to the 2015 Amendment), plus (2) 125,000 Shares (which is equal to 5% of the 2,500,000 additional Shares reserved for issuance in connection with the 2015 Amendment), plus (3) 445,000 Shares (which is equal to 5% of the 8,900,000 additional Shares reserved for issuance in connection with the May 6, 2020 amendment and restatement of the Plan). Notwithstanding the foregoing, and subject to Section 6(h)(vii), the Committee may permit acceleration of vesting of Awards in the event of the Participant’s death, disability or retirement or a Change in Control of the Company.

(v) Limits on Transfer of Awards. Except as otherwise provided by the Committee or the terms of this Plan, no Award and no right under any such Award shall be transferable by a Participant other than by will or by the laws of descent and distribution. The Committee may establish procedures as it deems appropriate for a Participant to designate a Person or Persons, as beneficiary or beneficiaries, to exercise the rights of the Participant and receive any property distributable with respect to any Award in the event of the Participant’s death. The Committee, in its discretion and subject to such additional terms and conditions as it determines, may permit a Participant to transfer a Non-Qualified Stock Option to (a) any “family member” (as such term is defined in the General Instructions to Form S-8 (or any successor to such Instructions or such Form) under the Securities Act of 1933, as amended) at any time that such Participant holds such Option, provided that such transfers may not be for value

2020 Notice and Proxy Statement

B- 10	Annex B

(i.e., the transferor may not receive any consideration therefor) and the family member may not make any subsequent transfers other than by will or by the laws of descent and distribution, or (b) such other transferees as may be determined by the Committee in its sole discretion, except that the Committee may not permit the transfer of such Option to a third party financial institution in exchange for a cash payment or other consideration without stockholder approval. Each Award under the Plan or right under any such Award shall be exercisable during the Participant’s lifetime only by the Participant (except as provided herein or in an Award Agreement or amendment thereto relating to a Non-Qualified Stock Option) or, if permissible under applicable law, by the Participant’s guardian or legal representative. No Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

(vi) Restrictions; Securities Exchange Listing. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made or legends to be placed on the certificates for such Shares or other securities to reflect such restrictions. If the Shares or other securities are traded on a securities exchange, the Company shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been admitted for trading on such securities exchange.

(vii) Section 409A Provisions. Notwithstanding anything in the Plan or any Award Agreement to the contrary, to the extent that any amount or benefit that constitutes “deferred compensation” to a Participant under Section 409A of the Code and applicable guidance thereunder is otherwise payable or distributable to a Participant under the Plan or any Award Agreement solely by reason of the occurrence of a Change in Control or due to the Participant’s disability or “separation from service” (as such term is defined under Section 409A), such amount or benefit will not be payable or distributable to the Participant by reason of such circumstance unless the Committee determines in good faith that (i) the circumstances giving rise to such Change in Control, disability or separation from service meet the definition of a change in ownership or control, disability, or separation from service, as the case may be, in Section 409A(a)(2)(A) of the Code, or (ii) the payment or distribution of such amount or benefit would be exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise. Any payment or distribution that otherwise would be made to a Participant who is a Specified Employee (as determined by the Committee in good faith) on account of separation from service may not be made before the date which is 6 months after the date of the Specified Employee’s separation from service (or if earlier, upon the Specified Employee’s death) unless the payment or distribution is exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise.

Section 7. Amendment and Termination; Corrections.

(a) Amendments to the Plan. The Board may amend, alter, suspend, discontinue or terminate the Plan at any time; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, prior approval of the stockholders of the Company shall be required for any amendment to the Plan that:

(i) requires stockholder approval under the rules or regulations of the Securities and Exchange Commission, the Nasdaq Stock Market LLC, any other securities exchange or the Financial Industry Regulatory Authority, Inc. that are applicable to the Company;

(ii) increases the number of shares authorized under the Plan as specified in Section 4(a) of the Plan;

(iii) increases the number of shares subject to the limitations contained in Section 4(d) of the Plan;

(iv) permits repricing of Options or Stock Appreciation Rights which is prohibited by Section 3(a)(v) of the Plan; or

(v) permits the award of Options or Stock Appreciation Rights at a price less than 100% of the Fair Market Value of a Share on the date of grant of such Option or Stock Appreciation Right, contrary to the provisions of Sections 6(a)(i) and 6(b)(ii) of the Plan.

(b) Amendments to Awards. Subject to the provisions of the Plan, the Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively. Except as otherwise provided in the Plan, the Committee may amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, but no such action may adversely affect the rights of the holder of such Award without the consent of the Participant or holder or beneficiary thereof. For the avoidance of doubt, a cancellation of an Award where the Participant receives a payment equal in value to the Fair Market Value of the vested Award

2020 Notice and Proxy Statement

Annex B	B- 11

or, in the case of vested Options or Stock Appreciation Rights, the difference between the Fair Market Value and the exercise price, is not an impairment of the Participant’s rights that requires consent of the Participant. The Company intends that Awards under the Plan shall satisfy the requirements of Section 409A to avoid any adverse tax results thereunder, and the Committee shall administer and interpret the Plan and all Award Agreements in a manner consistent with that intent. If any provision of the Plan or an Award Agreement would result in adverse tax consequences under Section 409A, the Committee may amend that provision (or take any other action reasonably necessary) to avoid any adverse tax results and no action taken to comply with Section 409A shall be deemed to impair or otherwise adversely affect the rights of any holder of an Award or beneficiary thereof. Notwithstanding anything herein to the contrary, none of the Committee, the Board or the Company will have any liability to any Participant or any other Person as to (i) any tax consequences expected, but not realized, by a Participant or any other Person due to the receipt, exercise, or settlement of any Award granted hereunder; or (ii) the failure of any Award to comply with or be exempt from Section 409A of the Code.

(c) Correction of Defects, Omissions and Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent it shall deem desirable to implement or maintain the effectiveness of the Plan.

Section 8. Income Tax Withholding.

In order to comply with all applicable federal, state, local or foreign income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state, local or foreign payroll, withholding, income or other taxes required to be withheld with respect to an Award are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the applicable taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (a) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (b) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

Section 9. General Provisions.

(a) No Rights to Awards. No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

(b) Award Agreements. No Participant shall have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company and, if requested by the Company, signed by the Participant, or until such Award Agreement is delivered and accepted through any electronic medium in accordance with procedures established by the Company.

(c) No Rights of Stockholders. Except with respect to Restricted Stock and Stock Awards, neither a Participant nor the Participant’s legal representative shall be, or have any of the rights and privileges of, a stockholder of the Company with respect to any Shares issuable upon the exercise or payment of any Award, in whole or in part, unless and until the Shares have been issued.

(d) No Limit on Other Compensation Plans or Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation plans or arrangements, and such plans or arrangements may be either generally applicable or applicable only in specific cases.

(e) No Right to Employment or Directorship. The grant of an Award shall not be construed as giving a Participant the right to be retained as an employee or service provider of the Company or any Affiliate, or a Director to be retained as a Director, nor will it affect in any way the right of the Company or an Affiliate to terminate a Participant’s employment or service at any time, with or without cause. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment or service free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement.

2020 Notice and Proxy Statement

B- 12	Annex B

(f) Governing Law. The internal law, and not the law of conflicts, of the State of Delaware, shall govern all questions concerning the validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award.

(g) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

(h) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(i) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Share or whether such fractional Share or any rights thereto shall be canceled, terminated or otherwise eliminated.

(j) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

Section 10. Effective Date of the Plan.

The original effective date of the Plan was May 10, 2005. The effective date of this amended and restated Plan is May 6, 2020, the date of approval by the Company’s stockholders (the “Effective Date”).

Section 11. Term of the Plan.

The Plan will terminate automatically at midnight on May 6, 2030, the day before the 10th anniversary of the Effective Date, unless terminated before then by the Board. No Award may be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date and will continue to be governed by the terms of the Plan in effect immediately prior to the termination. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 7 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

2020 Notice and Proxy Statement

MONEYGRAM INTERNATIONAL, INC.

2828 NORTH HARWOOD STREET

15TH FLOOR

DALLAS, TX 75201

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 5, 2020 (or 11:59 p.m. Eastern Time on May 3, 2020 for 401(k) plan participants). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/MGI2020

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 5, 2020 (or 11:59 p.m. Eastern Time on May 3, 2020 for 401(k) plan participants). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

  TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E97015-P30673              KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MONEYGRAM INTERNATIONAL, INC. The Board of Directors recommends you vote FOR the following:
1.	Election of Directors
	Nominees:	For	Against	Abstain
	1a. J. Coley Clark	☐	☐	☐
	1b. Victor W. Dahir	☐	☐	☐
	1c. Antonio O. Garza	☐	☐	☐
	1d. W. Alexander Holmes	☐	☐	☐
	1e. Michael P. Rafferty	☐	☐	☐
	1f. W. Bruce Turner 1g. Peggy Vaughan	☐ ☐	☐ ☐	☐ ☐

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.		For	Against	Abstain

2.	Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2020.	☐	☐	☐

3.	Approval of an advisory vote on executive compensation.	☐	☐	☐

4.	Approval of an Amendment and Restatement of the MoneyGram International, Inc. 2005 Omnibus Incentive Plan.	☐	☐	☐

NOTE: In their discretion, the proxies named on the reverse side of this card are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date

Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to be held on May 6, 2020:

The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

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E97016-P30673

MONEYGRAM INTERNATIONAL, INC.

Annual Meeting of Stockholders

Wednesday, May 6, 2020

This proxy is solicited by our board of directors

The stockholder(s) hereby appoint(s) W. Alexander Holmes and Robert L. Villaseñor, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote all of the shares of Common Stock of MONEYGRAM INTERNATIONAL, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 A.M., Central Time, on Wednesday, May 6, 2020 and any adjournment or postponement thereof as designated on the reverse side of this proxy and in their discretion upon such other business that may properly come before the meeting and any adjournment or postponement thereof.

Attention participants in the MoneyGram International, Inc. 401(k) Plan: If you are a participant in MoneyGram’s 401(k) plan, your proxy will serve as a voting instruction to the Independent Fiduciary, Fiduciary Counselors. The Independent Fiduciary shall instruct the Trustee, Wells Fargo Bank N.A. The Independent Fiduciary shall follow each participant’s instructions unless it determines that doing so would be contrary to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). If no voting instructions are received from a participant in the 401(k) plan, the Trustee will vote those shares in accordance with the majority of shares voted in the 401(k) plan for which instructions were received, unless the Independent Fiduciary determines that doing so would be contrary to ERISA and instructs the Trustee to vote such shares differently. Your proxy must be received no later than 11:59 P.M., Eastern Time, on May 3, 2020 so that there is adequate time to tabulate the voting instructions. Your voting instructions will be kept confidential.

This proxy, when properly executed, will be voted in the manner directed herein and as the proxies deem advisable on such other matters as may properly come before the meeting and any adjournment or postponement thereof. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side